REVOLVING CREDIT
                                       AND
                               TERM LOAN AGREEMENT



                           Dated as of April 10, 2001



                                      among



                          FURR'S RESTAURANT GROUP, INC.
                            CAFETERIA OPERATORS, L.P.
                            CAVALCADE HOLDINGS, INC.
                              CAVALCADE FOODS, INC.
                        FURR'S/BISHOP'S CAFETERIAS, L.P.
                           CAVALCADE DEVELOPMENT, L.P.



                     THE LENDERS LISTED ON SCHEDULE 1 HERETO



                                       and



                  FLEET NATIONAL BANK, as Administrative Agent



                                      with



                       FLEET SECURITIES, INC. as Arranger

                                TABLE OF CONTENTS





1. DEFINITIONS AND RULES OF INTERPRETATION.....................................1
   1.1. Definitions............................................................1
   1.2. Rules of Interpretation...............................................23

2. THE REVOLVING CREDIT FACILITY..............................................24
   2.1. Commitment to Lend....................................................24
   2.2. Commitment Fee........................................................25
   2.3. Reduction of Total Revolving Commitment...............................25
   2.4. The Revolving Credit Notes............................................25
   2.5. Interest on Revolving Credit Loans....................................26
   2.6. Requests for Revolving Credit Loans...................................26
   2.7. Conversion Options....................................................27
        2.7.1 .  Conversion to Different Type of Revolving Credit Loan........27
        2.7.2 .  Continuation of Type of Revolving Credit Loan................27
        2.7.3 .  Eurodollar Rate Loans........................................27
   2.8. Funds for Revolving Credit Loan.......................................28
        2.8.1 .  Funding Procedures...........................................28
        2.8.2 .  Advances by Administrative Agent.............................28

3. REPAYMENT OF THE REVOLVING CREDIT LOANS....................................29
   3.1. Maturity..............................................................29
   3.2. Mandatory Repayments of Revolving Credit Loans........................29
   3.3. Optional Repayments of Revolving Credit Loans.........................29

4. THE TERM LOANS.............................................................30
   4.1. Commitment to Lend....................................................30
        4.1.1 .  Term Loan A..................................................30
        4.1.2 .  Term Loan B..................................................30
   4.2. The Term Notes........................................................30
        4.2.1 .  Term Loan A..................................................30
        4.2.2 .  Term Loan B..................................................30
   4.3. Scheduled Repayment of Term Loans.....................................31
        4.3.1 .  Term Loan A..................................................31
        4.3.2 .  Term Loan B..................................................32
   4.4. Prepayment of Term Loans..............................................33
        4.4.1 .  Optional Prepayments.........................................33
        4.4.2 .  Mandatory Prepayments........................................33
                 4.4.2.1.   Excess Operating Cash Flow Recapture..............33
                 4.4.2.2.   Net Cash Equity Issuance Proceeds.................34
                 4.4.2.3.   Proceeds of Certain Events........................34
                 4.4.2.4.   Application of Payments...........................35
   4.5. Interest on the Term Loans............................................35
        4.5.1 .  Term Loan A Interest Rates...................................35
        4.5.2 .  Term Loan B Interest Rates...................................36
        4.5.3 Notification by Borrowers.......................................36
        4.5.4 .  Amounts, etc.................................................36

5. LETTERS OF CREDIT..........................................................37
   5.1. Letter of Credit Commitments..........................................37
        5.1.1 .  Commitment to Issue Letters of Credit........................37
        5.1.2 .  Letter of Credit Applications................................37
        5.1.3 .  Terms of Letters of Credit...................................38
        5.1.4 .  Reimbursement Obligations of Lenders.........................38
        5.1.5 .  Participations of Lenders....................................38
   5.2. Reimbursement Obligation of the Borrowers.............................38
   5.3. Letter of Credit Payments.............................................39
   5.4. Obligations Absolute..................................................40
   5.5. Reliance by Issuer....................................................41
   5.6. Letter of Credit Fee..................................................41

6. CERTAIN GENERAL PROVISIONS.................................................41
   6.1. Fees..................................................................41
   6.2. Funds for Payments....................................................41
        6.2.1 .  Payments to Administrative Agent.............................42
        6.2.2 .  No Offset, etc...............................................42
   6.3. Computations..........................................................42
   6.4. Inability to Determine Eurodollar Rate................................42
   6.5. Illegality............................................................43
   6.6. Additional Costs, etc.................................................43
   6.7. Capital Adequacy......................................................45
   6.8. Certificate...........................................................45
   6.9. Indemnity.............................................................45
   6.10. Interest After Default...............................................45
        6.10.1 .  Overdue Amounts.............................................46
        6.10.2 .  Amounts Not Overdue.........................................46
   6.11. Concerning Joint and Several Liability of the Borrowers..............46
   6.12. Furr's as Agent for other Borrowers..................................49

7. COLLATERAL SECURITY........................................................50
   7.1. Security of Borrowers.................................................50
   7.2. Collateral Notes......................................................50

8. REPRESENTATIONS AND WARRANTIES.............................................50
   8.1. Corporate Authority...................................................50
        8.1.1 .  Incorporation; Good Standing.................................50
        8.1.2 .  Authorization................................................50
        8.1.3 .  Enforceability...............................................51
   8.2. Governmental Approvals................................................51
   8.3. Title to Properties; Leases...........................................51
   8.4. Financial Statements and Projections..................................51
        8.4.1 .  Fiscal Year..................................................51
        8.4.2 .  Financial Statements.........................................51
        8.4.3 .  Pro Forma Balance Sheet and Projections......................52
   8.5. No Material Adverse Changes, etc......................................52
   8.6. Laws, Licenses; Franchises, Patents, Copyrights, etc..................52
        8.6.1 .  Laws, Licenses...............................................52
        8.6.2 .  Franchises, Patents, Copyrights, etc.........................53
   8.7. Litigation............................................................53
   8.8. No Materially Adverse Contracts, etc..................................53
   8.9. Compliance with Other Instruments, Laws, etc..........................53
   8.10. Tax Status...........................................................53
   8.11. No Event of Default..................................................54
   8.12. Holding Company and Investment Company Acts..........................54
   8.13. Absence of Financing Statements, etc.................................54
   8.14. Perfection of Security Interest......................................54
   8.15. Certain Transactions.................................................54
   8.16. Employee Benefit Plans...............................................55
        8.16.1 .  In General..................................................55
        8.16.2 .  Terminability of Welfare Plans..............................55
        8.16.3 .  Guaranteed Pension Plans....................................55
        8.16.4 .  Multiemployer Plans.........................................56
   8.17. Use of Proceeds......................................................56
        8.17.1 .  General.....................................................56
        8.17.2 .  Regulations U and X.........................................56
        8.17.3 .  Ineligible Securities.......................................56
   8.18. Environmental Compliance.............................................56
   8.19. Subsidiaries, etc....................................................58
   8.20. Bank Accounts........................................................58
   8.21. Disclosure...........................................................58
   8.22. Leases...............................................................58
   8.23. Solvency.............................................................59
   8.24. Units................................................................59
   8.25. Franchise Agreements.................................................59

9. AFFIRMATIVE COVENANTS......................................................59
   9.1. Punctual Payment......................................................59
   9.2. Maintenance of Office.................................................60
   9.3. Records and Accounts..................................................60
   9.4. Financial Statements, Certificates and Information....................60
   9.5. Notices...............................................................62
           9.5.1 .  Defaults..................................................62
           9.5.2 .  Environmental Events......................................62
           9.5.3 .  Notification of Claim against Collateral..................62
           9.5.4 .  Notice of Litigation and Judgments........................62
           9.5.5 .  Notice and Delivery of Franchise Agreements and New Units.63
   9.6. Legal Existence; Maintenance of Properties............................63
   9.7. Insurance.............................................................64
        9.7.1 .  Required Insurance...........................................64
        9.7.2 .  Insurance Proceeds...........................................64
        9.7.3 .  Notice of Cancellation.......................................65
   9.8. Taxes.................................................................65
   9.9. Inspection of Properties and Books, Environmental Audits, etc.........65
        9.9.1 .  General......................................................65
        9.9.2 .  Environmental Assessments....................................66
        9.9.3 .  Communications with Accountants..............................66
        9.9.4 .  Environmental Monitoring.....................................67
   9.10. Compliance with Laws, Contracts, Licenses, and Permits...............67
   9.11. Employee Benefit Plans...............................................67
   9.12. Use of Proceeds......................................................67
   9.13. Additional Mortgaged Property; Notice of Leases; Surveys and Title
              Insurance.......................................................67
   9.14. Bank Accounts........................................................68
   9.15. Interest Rate Protection.............................................69
   9.16. Conduct of Business; Stores..........................................69
   9.17. New Subsidiaries.....................................................69
   9.18. Further Assurances...................................................69

10. CERTAIN NEGATIVE COVENANTS................................................70
   10.1. Restrictions on Indebtedness.........................................70
   10.2. Restrictions on Liens................................................70
        10.2.1 .  Permitted Liens.............................................70
        10.2.2 .  Restrictions on Negative Pledges and Upstream Limitations...72
   10.3. Restrictions on Investments..........................................73
   10.4. Restricted Payments..................................................73
   10.5. Merger, Consolidation, Disposition of Assets and Acquisitions........74
        10.5.1 .  Mergers and Consolidations..................................74
        10.5.2 .  Disposition of Assets.......................................74
        10.5.3 .  Acquisitions................................................74
   10.6. Sale and Leaseback...................................................75
   10.7. Compliance with Environmental Laws...................................76
   10.8. Employee Benefit Plans...............................................76
   10.9. Fiscal Year..........................................................77
   10.10. Transactions with Affiliates........................................77
   10.11. Bank Accounts.......................................................77
   10.12. Maximum Number of Unprofitable Units................................77

11. FINANCIAL COVENANTS.......................................................77
   11.1. Leverage Ratio.......................................................77
   11.2. Cash Flow............................................................78
   11.3. EBITDAR to Interest and Rental.......................................78
   11.4. Minimum EBITDA.......................................................78
   11.5. Capital Expenditures.................................................79

12. CLOSING CONDITIONS........................................................79
   12.1. Loan Documents.......................................................79
   12.2. Certified Copies of Governing Documents and Indenture................79
   12.3. Corporate or Other Action............................................80
   12.4. Incumbency Certificate...............................................80
   12.5. Validity of Liens....................................................80
   12.6. Perfection Certificates and UCC Search Results.......................80
   12.7. Survey and Taxes.....................................................80
   12.8. Title Insurance......................................................80
   12.9. Landlord Consents....................................................81
   12.10. Environmental Assessments...........................................81
   12.11. Certificates of Insurance...........................................81
   12.12. Agency Account Agreements...........................................81
   12.13. Solvency Certificate................................................81
   12.14. Opinion of Counsel..................................................81
   12.15. Payment of Fees.....................................................81
   12.16. Payoff Letters......................................................82
   12.17. Disbursement Instructions...........................................82
   12.18. No Material Adverse Change..........................................82
   12.19. Financial Statements and Projections; Sources and Uses of Funds.....83
   12.20. No Litigation.......................................................83
   12.21. Real Estate Appraisals..............................................83
   12.22. Leverage Ratio......................................................83
   12.23. Pro Forma EBITDA....................................................83
   12.24. Absence of Default under other Agreements...........................83
   12.25. Maximum Revolving Credit Loans......................................83
   12.26. Other Documentation.................................................83

13. CONDITIONS TO ALL BORROWINGS..............................................84
   13.1. Representations True; No Event of Default............................84
   13.2. No Legal Impediment..................................................84
   13.3. Proceedings and Documents............................................84
   13.4. Governmental Regulation..............................................84

14. EVENTS OF DEFAULT; ACCELERATION; ETC......................................84
   14.1. Events of Default and Acceleration...................................84
   14.2. Termination of Commitments...........................................88
   14.3. Remedies.............................................................88
   14.4. Distribution of Collateral Proceeds..................................89

15. THE ADMINISTRATIVE AGENT..................................................89
   15.1. Authorization........................................................89
   15.2. Employees and Administrative Agents..................................90
   15.3. No Liability.........................................................90
   15.4. No Representations...................................................91
        15.4.1 General........................................................91
        15.4.2 .  Closing Documentation, etc..................................91
   15.5. Payments.............................................................91
        15.5.1 .  Payments to Administrative Agent............................91
        15.5.2 .  Distribution by Administrative Agent........................92
        15.5.3 .  Delinquent Lenders..........................................92
   15.6. Holders of Notes.....................................................92
   15.7. Indemnity............................................................93
   15.8. Administrative Agent as Lender.......................................93
   15.9. Resignation..........................................................93
   15.10. Notification of Defaults and Events of Default......................93
   15.11. Duties in the Case of Enforcement...................................94

16. ASSIGNMENT AND PARTICIPATION..............................................94
   16.1. Conditions to Assignment by Lenders..................................94
   16.2. Certain Representations and Warranties; Limitations; Covenants.......95
   16.3. Register.............................................................96
   16.4. New Notes............................................................96
   16.5. Participations.......................................................97
   16.6. Assignee or Participant Affiliated with the Borrowers................97
   16.7. Miscellaneous Assignment Provisions..................................98
   16.8. Assignment by Borrower...............................................98
   16.9. Syndication..........................................................98

17. PROVISIONS OF GENERAL APPLICATIONS........................................98
   17.1. Setoff...............................................................98
   17.2. Expenses.............................................................99
   17.3. Indemnification.....................................................100
   17.4. Treatment of Certain Confidential Information.......................101
        17.4.1 .  Confidentiality............................................101
        17.4.2 .  Prior Notification.........................................102
        17.4.3 .  Other......................................................102
   17.5. Survival of Covenants, Etc..........................................102
   17.6. Notices.............................................................102
   17.7. Governing Law.......................................................103
   17.8. Headings............................................................104
   17.9. Counterparts........................................................104
   17.10. Entire Agreement, Etc..............................................104
   17.11. Waiver of Jury Trial...............................................104
   17.12. Consents, Amendments, Waivers, Etc.................................104
   17.13. Severability.......................................................106
   17.14. Usury..............................................................106

                                    EXHIBITS


EXHIBIT A.........         Form of Revolving Credit Note

EXHIBIT B.........         Form of Loan Request

EXHIBIT C.........         Form of Term A Note

EXHIBIT D.........         Form of Term B Note

EXHIBIT E.........         Form of Compliance Certificate

EXHIBIT F.........         Form of Assignment and Acceptance

EXHIBIT G.........         Form of Agency Account Agreement

EXHIBIT H.........         MFG Consulting Scientists and Engineers Letter



                                    SCHEDULES

SCHEDULE 1........         Lenders and Commitments

SCHEDULE 1.1......         Mortgaged Properties

SCHEDULE 8.3......         Title to Properties; Leases

SCHEDULE 8.4.1....         Quarter-End Dates

SCHEDULE 8.7......         Litigation

SCHEDULE 8.18.....         Environmental Compliance

SCHEDULE 8.19.....         Subsidiaries Etc.

SCHEDULE 8.20.....         Bank Accounts

SCHEDULE 8.25.....         Names and Locations of Units

SCHEDULE 10.1.....         Existing Indebtedness

SCHEDULE 10.2.....         Existing Liens

SCHEDULE 10.3.....         Existing Investments

SCHEDULE 12.9.....         Landlord Consents

                                REVOLVING CREDIT
                                       AND
                               TERM LOAN AGREEMENT

     This REVOLVING CREDIT AND TERM LOAN AGREEMENT is made as of April 10, 2001, by and among FURR'S RESTAURANT GROUP, INC., a Delaware corporation, CAFETERIA OPERATORS, L.P., a Delaware limited partnership, CAVALCADE HOLDINGS, INC., a Texas corporation, CAVALCADE FOODS, INC., a Delaware corporation, FURR'S/BISHOP'S CAFETERIAS, L.P., a Delaware limited partnership, CAVALCADE DEVELOPMENT, L.P., a Delaware limited partnership, and each of the other Subsidiaries of Furr's (other than PBN Beverage, Inc.) which shall from time to time hereafter become a party hereto pursuant to ss.9.17 hereof (collectively, the "BORROWERS"), FLEET NATIONAL BANK, a national banking association and the other lending institutions listed on SCHEDULE 1 and FLEET NATIONAL BANK as administrative agent for itself and such other lending institutions.

1. DEFINITIONS AND RULES OF INTERPRETATION.

     1.1. DEFINITIONS. The following terms shall have the meanings set forth in this ss.1 or elsewhere in the provisions of this Credit Agreement referred to below:

     ADJUSTMENT DATE. The first day of the month immediately following the month in which a Compliance Certificate is to be delivered by the Borrowers pursuant to ss.9.4(e).

     ADMINISTRATIVE AGENT'S OFFICE. The Administrative Agent's office located at 100 Federal Street, Boston, Massachusetts 02110, or at such other location as the Administrative Agent may designate from time to time.

     ADMINISTRATIVE AGENT. Fleet National Bank, acting as administrative agent for the Lenders and each other Person appointed as the successor Administrative Agent in accordance with ss.15.9.

     ADMINISTRATIVE AGENT'S SPECIAL COUNSEL. Bingham Dana LLP or such other counsel as may be approved by the Administrative Agent.

     AFFILIATE. Any Person that would be considered to be an affiliate of any of the Borrowers under Rule 144(a) of the Rules and Regulations of the Securities and Exchange Commission, as in effect on the date hereof, if such Borrower were issuing securities.

     AGENCY ACCOUNT(S). See ss.9.14.


     AGENCY ACCOUNT AGREEMENT(S). See ss.9.14.

     APPLICABLE EXCESS CASH FLOW PERCENTAGE. With respect to any mandatory prepayment from Consolidated Excess Operating Cash Flow required under ss.4.4.2.1, if the Leverage Ratio of the Borrowers and their Subsidiaries (a) as of the last day of the fiscal year with respect to which such prepayment is to be calculated and (b) as of the last day of the fiscal quarter immediately following the fiscal year with respect to which such prepayment is to be calculated is (i) less than or equal to 1.50 to 1.00, the applicable Excess Cash Flow Percentage shall be 0%, (ii) greater than 1.50 to 1.00 but less than or equal to 2.00 to 1.00, the applicable Excess Cash Flow Percentage shall be 50%, and (iii) greater than 2.00 to 1.00, the Applicable Excess Cash Flow Percentage shall be 75%, PROVIDED, that if the applicable Excess Cash Flow Percentage which would be applicable if reference were made only to the Leverage Ratio as of the last day of such fiscal year is different from the Applicable Excess Cash Flow Percentage which would be applicable if reference were made only to the Leverage Ratio determined as of the last day of the fiscal quarter immediately following such fiscal year, the higher percentage shall apply.

     APPLICABLE MARGIN. For each period commencing on an Adjustment Date through the date immediately preceding the next Adjustment Date (each a "RATE ADJUSTMENT PERIOD"), the Applicable Margin for the Revolving Credit Loans and Term Loan A (in each case, for Base Rate Loans and Eurodollar Rate Loans) and for the Letters of Credit shall be the percentage set forth below across from the Leverage Ratio calculated for the Reference Period of the Borrowers and their Subsidiaries ending on the last day of the fiscal quarter ended immediately prior to the applicable Rate Adjustment Period.

---------------- ------------------------ ------------------ ----------------- ----------------------------

                        Leverage           Base Rate Loans   Eurodollar Rate            Letter of
     Level                Ratio                                   Loans                Credit Fees
---------------- ------------------------ ------------------ ----------------- ----------------------------
---------------- ------------------------ ------------------ ----------------- ----------------------------
       I         Less than 1.00:1.00            1.25%             2.75%                   2.75%
---------------- ------------------------ ------------------ ----------------- ----------------------------
---------------- ------------------------ ------------------ ----------------- ----------------------------
      II         Less than 1.50:1.00
                 but greater than or            1.50%             3.00%                   3.00%
                 equal to 1.00:1.00
---------------- ------------------------ ------------------ ----------------- ----------------------------
---------------- ------------------------ ------------------ ----------------- ----------------------------
      III        Less than 2.00:1.00
                 but greater than or            1.75%             3.25%                   3.25%
                 equal to 1.50:1.00
---------------- ------------------------ ------------------ ----------------- ----------------------------
---------------- ------------------------ ------------------ ----------------- ----------------------------
      IV         Greater than or equal
                 to 2.00:1.00                   2.00%             3.50%                   3.50%
---------------- ------------------------ ------------------ ----------------- ----------------------------

     Notwithstanding the foregoing, (a) during the period commencing on the Closing Date through the date immediately preceding the first Adjustment Date to occur after the fiscal quarter ending September 30, 2001, the Applicable Margin shall be the Applicable Margin set forth in Level IV above, and (b) if the Borrowers fail to deliver any Compliance Certificate pursuant to ss.9.4(e) hereof then, for the period commencing on the next Adjustment Date to occur subsequent to such failure through the date immediately following the date on which such Compliance Certificate is delivered, the Applicable Margin shall be the highest Applicable Margin set forth above.

     ARRANGER. Fleet Securities, Inc. in its capacity as exclusive syndication agent and arranger for the credit facilities provided hereunder.

     ASSET SALE. Any one or series of related transactions in which any Borrower or any of their Subsidiaries conveys, sells, leases, licenses or otherwise disposes of, directly or indirectly, any of its properties, businesses or assets (including the sale or issuance of capital stock of any Subsidiary other than to a Borrower or any Subsidiary of a Borrower or the sale, closure or other disposition of any Unprofitable Unit) whether owned on the Closing Date or thereafter acquired.

     ASSIGNMENT AND ACCEPTANCE. See ss.16.1.


     BALANCE SHEET DATE. January 2, 2001.

     BASE RATE. The higher of (a) the variable annual rate of interest so designated from time to time by Fleet as its "prime rate", such rate being a reference rate and not necessarily representing the lowest or best rate being charged to any customer, and (b) one-half of one percent (0.5%) above the Federal Funds Effective Rate. For the purposes of this definition, "FEDERAL FUNDS EFFECTIVE RATE" shall mean for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three funds brokers of recognized standing selected by the Administrative Agent. Changes in the Base Rate resulting from any changes in Fleet's "PRIME RATE" shall take place immediately without notice or demand of any kind.

     BASE RATE LOANS. Revolving Credit Loans and all or any portion of a Term Loan bearing interest calculated by reference to the Base Rate.

     BISHOP'S. Furr's/Bishop's Cafeterias, L.P., a Delaware limited partnership.

     BORROWER(S). As defined in the preamble hereto.

     BUSINESS   DAY.  Any  day  on  which   banking   institutions   in  Boston,
Massachusetts, are open for the transaction of banking business and, in the case of Eurodollar Rate Loans, also a day which is a Eurodollar Business Day.

     CAFETERIA  OPERATORS.   Cafeteria  Operators,   L.P.,  a  Delaware  limited
partnership.

     CAPITAL ASSETS. Fixed assets, both tangible (such as land, buildings, fixtures, machinery and equipment) and intangible (such as patents, copyrights, trademarks, franchises and good will); PROVIDED that Capital Assets shall not include any item customarily charged directly to expense or depreciated over a useful life of twelve (12) months or less in accordance with GAAP.

     CAPITAL EXPENDITURES. Amounts paid or Indebtedness incurred by the Borrowers or any of their Subsidiaries in connection with (a) the purchase or lease by any Borrower or any of their Subsidiaries of Capital Assets that would be required to be capitalized and shown on the balance sheet of such Person in accordance with GAAP, (b) Growth Capital Expenditures or (c) the lease of any assets by any Borrower or any of its Subsidiaries as lessee under any Synthetic Lease to the extent that such assets would have been Capital Assets had the Synthetic Lease been treated for accounting purposes as a Capitalized Lease.

     CAPITALIZED LEASES. Leases under which any Borrower or any of their Subsidiaries is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with GAAP.

     CAPITAL STOCK. Any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

     CASH FLOW RATIO. For any Reference Period, the ratio of (a) Consolidated Cash Flow for such period to (b) Consolidated Financial Obligations for such period.

     CASUALTY EVENT. With respect to any property (including any interest in property) of any Borrower or any of their Subsidiaries, any loss of, damage to, or condemnation or other taking of, such property for which such Borrower or such Subsidiary receives insurance proceeds, proceeds of a condemnation award or other compensation.

     CAVALCADE PENSION PLAN. Cavalcade Employees' Pension Plan and Trust established effective January 1, 1987 and as amended and in effect from time to time thereafter.

     CERCLA. See ss.8.18(a).

     CHANGE OF CONTROL. An event or series of events by which at any time: (a) Furr's shall legally or beneficially own less than (i) 100% of the shares of the Capital Stock of Cavalcade Holdings, Inc., (ii) 97.6% of the shares of Capital Stock of Cavalcade Foods, Inc., and (iii) 99.76% of the shares of the Capital Stock of each Borrower, as adjusted pursuant to any stock split, stock dividend or recapitalization or reclassification of the capital of such Borrower; (b) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934) other than a shareholder owning 5% or more of the outstanding shares of Capital Stock of Furr's on the date of this Credit Agreement shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act), directly OR indirectly, of fifty percent (50%) or more of the outstanding shares of Capital Stock of Furr's; or, (c) during any period of twelve consecutive calendar months, individuals who were directors of Furr's on the first day of such period shall cease to constitute a majority of the board of directors of Furr's, and in each such case, such change is not acceptable to the Administrative Agent in its reasonable judgment.

     CLOSING DATE. The first date on which the conditions set forth in ss.12 have been satisfied and any Revolving Credit Loans and the Term Loans are to be made or any Letter of Credit is to be issued hereunder.

     CODE. The Internal Revenue Code of 1986.

     COLLATERAL. All of the property, rights and interests of the Borrowers and their Subsidiaries that are or are intended to be subject to the Liens created by the Security Documents.

     COLLATERAL NOTES. See ss.7.2.

     COMMITMENT FEE. See ss.2.2.

     COMPLIANCE CERTIFICATE. See ss.9.4(e).

     CONSOLIDATED OR CONSOLIDATED. With reference to any term defined herein, shall mean that term as applied to the accounts of the Borrowers and their Subsidiaries, consolidated in accordance with GAAP.

     CONSOLIDATED CASH FLOW. For any period, an amount equal to Consolidated EBITDA for such period, MINUS the sum of (a) cash income taxes paid during such period by the Borrowers and their Subsidiaries on a consolidated basis, (b) the aggregate amount of Capital Expenditures made by the Borrowers and their Subsidiaries during such period and (c) to the extent not already deducted in the calculation of Consolidated Pre-Tax Income and without duplication, any cash payments in respect of the Cavalcade Pension Plan that are made by any of the Borrowers during such period.

     CONSOLIDATED EBITDA. With respect to any fiscal period, an amount equal to the sum of (a) Consolidated Pre-Tax Income of the Borrowers and their

Subsidiaries for such fiscal period, PLUS (b) in each case to the extent deducted in the calculation of such Person's Consolidated Pre-Tax Income for such period and without duplication, (i) depreciation and amortization for such period, PLUS (ii) Consolidated Restaurant Pre-Opening Costs for such period, PLUS (iii) Consolidated Total Interest Expense paid or accrued during such period, PLUS (iv) other noncash charges for such period, LESS (c) the extent included in the calculation of such Person's Consolidated Pre-Tax Income for such period and without duplication, noncash or unrealized gains for such period, all as determined in accordance with GAAP.

     CONSOLIDATED EBITDAR. For any period, the sum of (a) Consolidated EBITDA of the Borrowers and their Subsidiaries for such period, PLUS (b) Consolidated Rental Expense for such period.

     CONSOLIDATED EXCESS OPERATING CASH FLOW. With respect to the Borrowers and their Subsidiaries and any particular period, an amount equal to the difference between (a) the sum of (i) Consolidated Pre-Tax Income for such period, PLUS
(ii) to the extent deducted in calculating Consolidated Pre-Tax Income for such period, depreciation and amortization for such period, MINUS (b) the sum of (i) the aggregate amount of Capital Expenditures of the Borrowers and their Subsidiaries permitted pursuant to ss.11.5 made during such period to the extent that such Capital Expenditures were not financed by the incurrence of Indebtedness (including Revolving Credit Loans borrowed hereunder), (ii) without duplication, cash income taxes paid during such period, (iii) required principal repayments during such period on Indebtedness of the Borrowers and their Subsidiaries (including mandatory prepayments required pursuant to ss.3.2 and ss.4.4.2), (iv) any voluntary prepayment of the Term Loans during such period,
(v) the amount of any Permitted Acquisitions in excess of the amount contemporaneously financed by Permitted Indebtedness and (vi) to the extent not already deducted in the calculation of Consolidated Pre-Tax Income and without duplication, cash payments required to be made to the Cavalcade Pension Plan, and actually made, during such period; PROVIDED that such amount does not exceed the amount which the Cavalcade Pension Plan actuary recommends that the Borrower pay to the Cavalcade Pension Plan in respect of such period.

     CONSOLIDATED FINANCIAL OBLIGATIONS. With respect to the Borrowers and their Subsidiaries and for any period, the sum, without duplication, of (a) Consolidated Total Interest Expense for such period PLUS (b) any and all scheduled repayments of principal during such period in respect of Indebtedness that becomes due and payable or that are to become due and payable during such period pursuant to any agreement or instrument to which any Borrower or any of their Subsidiaries is a party (including in respect of any Synthetic Leases or any Capitalized Leases). Demand obligations shall be deemed to be due and payable during any fiscal period during which such obligations are outstanding.

     CONSOLIDATED FUNDED INDEBTEDNESS. With respect to the Borrowers and their Subsidiaries, the sum, without duplication, of (a) the aggregate amount of

Indebtedness of the Borrowers and their Subsidiaries, on a consolidated basis, relating to (i) the borrowing of money (but not including Indebtedness of the type described in clause (i) of the definition of "Indebtedness") or the obtaining of credit, including the issuance of notes or bonds, or in respect of any Synthetic Leases or any Capitalized Leases, (ii) the deferred purchase price of assets (other than trade payables incurred in the ordinary course of business), and (iii) the maximum drawing amount of all letters of credit outstanding PLUS (b) Indebtedness of the type referred to in clause (a) of another Person guaranteed by any Borrower or any of their Subsidiaries.

     CONSOLIDATED NET INCOME (OR DEFICIT). For any period, the consolidated net income (or deficit) of the Borrowers and their Subsidiaries for such period, after deduction of all expenses, taxes, and other proper charges attributable to such period, determined in accordance with GAAP, after eliminating therefrom all extraordinary and nonrecurring items of income.

     CONSOLIDATED PRE-TAX INCOME. For any period, Consolidated Net Income for such period, PLUS to the extent deducted in the calculation of Consolidated Net Income, income tax paid or payable during such period, determined in accordance with GAAP.

     CONSOLIDATED RENTAL EXPENSE. For any period, all rental expense of the Borrowers and their Subsidiaries during such period, determined on a consolidated basis in accordance with GAAP, incurred under any rental agreements or leases of real or personal property, including space leases and ground leases, other than obligations in respect of any Capitalized Leases or any Synthetic Lease.

     CONSOLIDATED RESTAURANT PRE-OPENING COSTS. "Start-up costs" (such term used herein as defined in SOP 98-5 published by the American Institute of Certified Public Accountants) related to the acquisition, opening and organizing of new Units, such costs including, without limitation, the cost of feasibility studies, staff-training, and recruiting and travel costs for employees engaged in such start-up activities.

     CONSOLIDATED TOTAL INTEREST EXPENSE. For any period, the aggregate amount of interest required to be paid or accrued by the Borrowers and their Subsidiaries on a consolidated basis during such period on all Indebtedness of the Borrowers and their Subsidiaries outstanding during all or any part of such period, whether such interest was or is required to be reflected as an item of expense or capitalized, including (a) payments consisting of interest in respect of any Capitalized Lease or any Synthetic Lease, (b) net payments made during such period by the Borrowers or their Subsidiaries under any Interest Rate Agreement or other similar arrangement designed to protect the Borrowers and/or their Subsidiaries against fluctuations in interest rates, and (c) commitment fees, agency fees, facility fees, balance deficiency fees and similar fees or expenses in connection with the borrowing of money (but not including one-time non-recurring fees payable to the Administrative Agent and/or the Lenders on the Closing Date in connection with the closing of the transactions contemplated hereby); PROVIDED that Consolidated Total Interest Expense shall be reduced by net payments receivable by the Borrowers or their Subsidiaries during such period under any Interest Rate Agreement or other similar arrangement designed to protect the Borrowers and/or their Subsidiaries against fluctuations in interest rates.

     CONVERSION REQUEST. A notice given by the Borrowers to the Administrative Agent of the Borrowers' election to convert or continue a Loan in accordance with ss.2.7.

     CREDIT AGREEMENT. This Revolving Credit and Term Loan Agreement, including the Schedules and Exhibits hereto.

     DEFAULT. See ss.14.1.

     DELINQUENT LENDER. See ss.15.5.3.

     DISTRIBUTION. The declaration or payment of any dividend on or in respect of any shares of any class of Capital Stock of any Person, other than dividends payable solely in shares of common stock or similar equity interests of such Person; the purchase, redemption, defeasance, retirement or other acquisition of any shares of any class of Capital Stock of a Person, directly or indirectly through a Subsidiary of such Person or otherwise (including the setting apart of assets for a sinking or other analogous fund to be used for such purpose); the return of capital by a Person to its shareholders as such; or any other distribution on or in respect of any shares of any class of Capital Stock of any Person.

     DOLLARS or $. Dollars in lawful currency of the United States of America.

     DOMESTIC LENDING OFFICE. Initially, the office of each Lender designated as such in SCHEDULE 1 hereto; thereafter, such other office of such Lender, if any, located within the United States that will be making or maintaining Base Rate Loans.

     DRAWDOWN DATE. The date on which any Revolving Credit Loan or any Term Loan is made or is to be made, and the date on which any Revolving Credit Loan is converted or continued in accordance with ss.2.7 or all or any portion of a Term Loan is converted or continued in accordance with ss.4.5.3.

     EMPLOYEE BENEFIT PLAN. Any employee benefit plan within the meaning of ss.3(3) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate, other than a Guaranteed Pension Plan or a Multiemployer Plan.

     ENVIRONMENTAL LAWS. See ss.8.18(a).

     EPA. See ss.8.18(b).

     EQUITY ISSUANCE. The sale or issuance by any Borrower or any of their Subsidiaries of any of its Capital Stock.

     ERISA. The Employee Retirement Income Security Act of 1974.

     ERISA AFFILIATE. Any Person which is treated as a single employer with the Borrowers under ss.414 of the Code.

     ERISA REPORTABLE EVENT. A reportable event with respect to a Guaranteed Pension Plan within the meaning of ss.4043 of ERISA and the regulations promulgated thereunder.

     EUROCURRENCY RESERVE RATE. For any day with respect to a Eurodollar Rate Loan, the maximum rate (expressed as a decimal) at which any bank subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "EUROCURRENCY LIABILITIES" (as that term is used in Regulation D), if such liabilities were outstanding. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

     EURODOLLAR BUSINESS DAY. Any day on which commercial banks are open for international business (including dealings in Dollar deposits) in London or such other eurodollar interbank market as may be selected by the Administrative Agent in its sole discretion acting in good faith.

     EURODOLLAR LENDING OFFICE. Initially, the office of each Lender designated as such in SCHEDULE 1 hereto; thereafter, such other office of such Lender, if any, that shall be making or maintaining Eurodollar Rate Loans.

     EURODOLLAR RATE. For any Interest Period with respect to a Eurodollar Rate Loan, the rate of interest equal to (a) the rate determined by the Administrative Agent at which Dollar deposits for such Interest Period are offered based on information presented on Telerate Page 3750 as of 10:00 a.m. (Boston time), two Eurodollar Business Days prior to the beginning of such Interest Period, divided by a number equal to 1.00 MINUS the Eurocurrency Reserve Rate, if applicable, or (b) if such information on such Telerate Page is not available, the rate at which the Administrative Agent's Eurodollar Lending Office is offered Dollar deposits at 10:00 a.m. (Boston time) two Eurodollar Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations of such Eurodollar Lending Office are customarily conducted, for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of the Eurodollar Rate Loan of Fleet to which such Interest Period applies, divided by a number equal to 1.00 minus the Eurocurrency Reserve Rate, if applicable.

     EURODOLLAR RATE LOANS. Revolving Credit Loans and all or any portion of a Term Loan bearing interest calculated by reference to the Eurodollar Rate.

     EVENT OF DEFAULT. See ss.14.1.

     EXISTING DEBT. Collectively, the Senior Secured Notes and the Unsecured Notes.

     FEE LETTER. The fee letter dated as of March 1, 2001 among the Borrowers, the Administrative Agent and the Arranger.

     FEES. Collectively, the Commitment Fee, the Letter of Credit Fee, the Fronting Fee, the Administrative Agent's fee and all fees referred to in the Fee Letter.

     FINANCIAL AFFILIATE. A Subsidiary of the bank holding company controlling any Lender, which Subsidiary is engaging in any of the activities permitted by ss.4(e) of the Bank Holding Company Act of 1956 (12 U.S.C. ss.1843) or a Subsidiary of the savings and loan company controlling any Lender, which Subsidiary is engaging in any of the activities permitted by ss.10(c) of the Home Owner's Loan Act (12 U.S.C. ss.1467a).

     FISCAL YEAR. See ss.8.4.1.

     FLEET. Fleet National Bank, a national banking association, in its individual capacity.

     FRONTING FEE. See ss.5.6.

     FURR'S. Furr's Restaurant Group, Inc., a Delaware corporation.

     GAAP OR GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. (a) When used in ss.11, whether directly or indirectly through reference to a capitalized term used therein, means (i) principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, in effect for the fiscal year ended on the Balance Sheet Date, and
(ii) to the extent consistent with such principles, the accounting practice of the Borrowers reflected in its financial statements for the year ended on the Balance Sheet Date, and (b) when used in general, other than as provided above, means principles that are (i) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time, and (ii) consistently applied with past financial statements of the Borrowers adopting the same principles, provided that in each case referred to in this definition of "GAAP" a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in GAAP) as to financial statements in which such principles have been properly applied.

     GOVERNING DOCUMENTS. With respect to any Person, its certificate or articles of incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its Capital Stock.

     GOVERNMENTAL AUTHORITY. Any foreign, federal, state, regional, local, municipal or other government, or any department, commission, board, bureau, agency, public authority or instrumentality thereof, or any court or arbitrator.

     GROWTH  CAPITAL   EXPENDITURES.   Capital   Expenditures   related  to  the
construction, acquisition or opening of new Units PLUS to the extent not included in the calculation of such Capital Expenditures, Consolidated Restaurant Pre-Opening Costs.

     GUARANTEED PENSION PLAN. Any employee pension benefit plan within the meaning of ss.3(2) of ERISA maintained or contributed to by any Borrower or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

     HAZARDOUS SUBSTANCES. See ss.8.18(b).

     INCURRENCE RATIO. As at any date of determination, the maximum Leverage Ratio permitted under ss.11.1 as at the end of the most recently ended Reference Period for which the Borrowers have delivered a Compliance Certificate, LESS 0.25.

     INDEBTEDNESS. As to any Person and whether recourse is secured by or is otherwise available against all or only a portion of the assets of such Person and whether or not contingent, but without duplication:

          (a) every obligation of such Person for money borrowed,

          (b) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations evidenced by bonds, debentures, notes or other similar instruments which were incurred in connection with the acquisition of property, assets or businesses,

          (c) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person,

          (d) every obligation of such Person issued or assumed as the deferred purchase price of property or services (including securities repurchase agreements but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business which are not overdue by more than 30 days or which are being contested in good faith),

          (e) every obligation of such Person under any Capitalized Lease,

          (f) every obligation of such Person under any Synthetic Lease,

          (g) all sales by such Person of (i) accounts or general intangibles for money due or to become due, (ii) chattel paper, instruments or documents creating or evidencing a right to payment of money or (iii) other receivables (collectively "RECEIVABLES"), whether pursuant to a purchase facility or otherwise, other than in connection with the disposition of the business operations of such Person relating thereto or a disposition of defaulted receivables for collection and not as a financing arrangement, and together with any obligation of such Person to pay any discount, interest, fees, indemnities, penalties, recourse, expenses or other amounts in connection therewith,

          (h) every obligation of such Person (an "EQUITY RELATED PURCHASE OBLIGATION") to purchase, redeem, retire or otherwise acquire for value any shares of Capital Stock issued by such Person or any rights measured by the value of such Capital Stock,

          (i) every obligation of such Person under any forward contract, futures contract, swap, option or other financing agreement or arrangement (including, without limitation, caps, floors, collars and similar agreements), the value of which is dependent upon interest rates, currency exchange rates, commodities or other indices (a "DERIVATIVE CONTRACT"),

          (j) every obligation in respect of Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent that such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent that the terms of such Indebtedness provide that such Person is not liable therefor and such terms are enforceable under applicable law,

          (k) every obligation, contingent or otherwise, of such Person guaranteeing, or having the economic effect of a guarantee or otherwise acting as surety for, any obligation of a type described in any of clauses
     (a) through (j) (the "PRIMARY OBLIGATION") of another Person (the "PRIMARY OBLIGOR"), in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person (i) to purchase or pay (or advance or supply funds for the purchase of) any security for the payment of such primary obligation, (ii) to purchase property, securities or services for the purpose of assuring the payment of such primary obligation, or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such primary obligation.

     The "AMOUNT" or "PRINCIPAL AMOUNT" of any Indebtedness at any time of determination represented by (t) any Indebtedness, issued at a price that is less than the principal amount at maturity thereof, shall be the amount of the liability in respect thereof determined in accordance with GAAP, (u) any Capitalized Lease shall be the principal component of the aggregate of the rentals obligation under such Capitalized Lease payable over the term thereof that is not subject to termination by the lessee, (v) any sale of receivables shall be the amount of unrecovered capital or principal investment of the purchaser (other than a Borrower or any of their wholly owned Subsidiaries) thereof, excluding amounts representative of yield or interest earned on such investment, (w) any Synthetic Lease shall be the stipulated loss value, termination value or other equivalent amount, (x) any derivative contract shall be the maximum amount of any termination or loss payment required to be paid by such Person if such derivative contract were, at the time of determination, to be terminated by reason of any event of default or early termination event thereunder, whether or not such event of default or early termination event has in fact occurred, (y) any equity related purchase obligation shall be the maximum fixed redemption or purchase price thereof inclusive of any accrued and unpaid dividends to be comprised in such redemption or purchase price and (z) any guaranty or other contingent liability referred to in clause (k) shall be an amount equal to the stated or determinable amount of the primary obligation in respect of which such guaranty or other contingent obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

     INDENTURE. The Amended and Restated Indenture among Cafeteria Operators, L.P. and the Trustee named therein entered into in connection with the issuance of $45,772,699.00 in 12% Senior Secured Notes due December 31, 2001, dated as of November 15, 1995, as amended and in effect on the Closing Date, together with all amendments and supplemental indentures issued in connection therewith, including the First Supplemental Indenture dated as of January 24, 1996.

     INELIGIBLE SECURITIES. Securities which may not be underwritten or dealt in by member banks of the Federal Reserve System under Section 16 of the Banking Act of 1933 (12 U.S.C.ss.24, Seventh), as amended.

     INTEREST PAYMENT DATE. (a) As to any Base Rate Loan, the last day of the fiscal quarter with respect to interest accrued during such fiscal quarter, including, without limitation, the fiscal quarter which includes the Drawdown Date of such Base Rate Loan; and (b) as to any Eurodollar Rate Loan in respect of which the Interest Period is (i) 3 months or less, the last day of such Interest Period and (ii) more than 3 months, the date that is 3 months from the first day of such Interest Period and, in addition, the last day of such Interest Period.

     INTEREST PERIOD. With respect to each Revolving Credit Loan or all or any relevant portion of a Term Loan, (a) initially, the period commencing on the Drawdown Date of such Loan and ending on the last day of one of the periods set forth below, as selected by the Borrowers in a Loan Request or as otherwise required by the terms of this Credit Agreement (i) for any Base Rate Loan, the last day of the calendar quarter; and (ii) for any Eurodollar Rate Loan, 1, 2, 3 or 6 months; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Revolving Credit Loan or all or such portion of a Term Loan and ending on the last day of one of the periods set forth above, as selected by the Borrowers in a Conversion Request; PROVIDED that all of the foregoing provisions relating to Interest Periods are subject to the following:

          (A) if any Interest Period with respect to a Eurodollar Rate Loan would otherwise end on a day that is not a Eurodollar Business Day, that Interest Period shall be extended to the next succeeding Eurodollar
     Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Eurodollar Business Day;

          (B) if any Interest Period with respect to a Base Rate Loan would end on a day that is not a Business Day, that Interest Period shall end on the next succeeding Business Day;

          (C) if the Borrowers shall fail to give notice as provided in ss.2.7, the Borrowers shall be deemed to have requested a conversion of the affected Eurodollar Rate Loan to a Base Rate Loan and the continuance of all Base Rate Loans as Base Rate Loans on the last day of the then current Interest Period with respect thereto;

          (D) any Interest Period relating to any Eurodollar Rate Loan that begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Eurodollar Business Day of a calendar month; and

          (E) any Interest Period that would otherwise extend beyond the Revolving Credit Maturity Date, Term A Maturity Date or Term B Maturity Date, as applicable to such Loan shall end on such Maturity Date.

     INTEREST RATE AGREEMENT. Any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate futures contract, interest rate option agreement or other similar agreement or arrangement to which any Borrower and any Lender is a party, designed to protect such Borrower against fluctuations in interest rates applicable to Permitted Indebtedness.

     INVESTMENTS. All expenditures made and all liabilities incurred (contingently or otherwise) for the acquisition of stock or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, or in respect of any guaranties (or other commitments as described under Indebtedness), or obligations of, any Person. In determining the aggregate amount of Investments outstanding at any particular time: (a) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding; (b) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid;
(c) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (d) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (b) may be deducted when paid; and (e) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

     LENDER AFFILIATE. (a) With respect to any Lender, (i) an affiliate of such Lender or (ii) any entity (whether a corporation, partnership, limited liability company, trust or legal entity) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by such Lender or an affiliate of such Lender and (b) with respect to any Lender that is a fund which invests in bank loans and similar extensions of credit, any other entity (whether a corporation, partnership, limited liability company, trust or other legal entity) that is a fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an affiliate of such investment advisor.

     LENDERS. Fleet and the other lending institutions listed on SCHEDULE 1 hereto and any other Person who becomes an assignee of any rights and obligations of a Lender pursuant to ss.16.

     LETTER OF CREDIT. See ss.5.1.1.

     LETTER OF CREDIT APPLICATION. See ss.5.1.1.

     LETTER OF CREDIT FEE. See ss.5.6.

     LETTER OF CREDIT PARTICIPATION. See ss.5.1.4.

     LEVERAGE RATIO. As at any date of determination, the ratio of (a) Consolidated Funded Indebtedness outstanding on such date to (b) Consolidated EBITDA for the Reference Period ending on such date.

     LIEN. Any mortgage, deed of trust, security interest, pledge, hypothecation, assignment, attachment, deposit arrangement, encumbrance, lien (statutory, judgment or otherwise), or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any Capitalized Lease, any Synthetic Lease, any financing lease involving substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC or comparable law of any jurisdiction).

     LOAN DOCUMENTS. This Credit Agreement, the Notes, the Letter of Credit Applications, the Letters of Credit and the Security Documents.

     LOAN REQUEST. See ss.2.6.

     LOANS. Collectively, the Revolving Credit Loans and the Term Loans.

     MATERIAL  ADVERSE  EFFECT.  With  respect  to any  event or  occurrence  of
whatever  nature  (including  any  adverse   determination  in  any  litigation,
arbitration or governmental investigation or proceeding):

          (a) a material adverse effect on the business, properties, prospects, condition (financial or otherwise), assets, operations or income of Furr's or Cafeteria Operators, individually or the Borrowers and their Subsidiaries, taken as a whole;

          (b) an adverse effect on the ability of Furr's or Cafeteria Operators, individually, or the Borrowers and their Subsidiaries, taken as a whole, to perform in any material respect any of their respective Obligations under any of the Loan Documents to which it is a party; or

          (c) any impairment of the validity, binding effect or enforceability of this Credit Agreement or any of the other Loan Documents, any impairment of the rights, remedies or benefits available to the Administrative Agent or any Lender under any Loan Document or any impairment of the attachment, perfection or priority of any Lien of the Administrative Agent under the Security Documents.

     MAXIMUM DRAWING AMOUNT. The maximum aggregate amount that the beneficiaries may at any time draw under outstanding Letters of Credit, as such aggregate amount may be reduced from time to time pursuant to the terms of the Letters of Credit.

     MOODY'S. Moody's Investors Services, Inc.

     MORTGAGED PROPERTY. Any Real Estate which is subject to any Mortgage.

     MORTGAGES. The several mortgages and deeds of trust listed on SCHEDULE 1.1 hereto and each of the mortgages and deeds of trusts which may be delivered after the Closing Date in accordance with ss.9.13, from any Borrower or its Subsidiary to the Administrative Agent with respect to the interests of the Borrowers and their Subsidiaries in certain parcels of the Real Estate consisting of fee properties and ground leases and in form and substance satisfactory to the Lenders and the Administrative Agent.

     MULTIEMPLOYER PLAN. Any multiemployer plan within the meaning of ss.3(37) of ERISA maintained or contributed to by any Borrower or any ERISA Affiliate.

     NET CASH EQUITY ISSUANCE PROCEEDS. With respect to any Equity Issuance, the excess of the gross cash proceeds received by such Person for such Equity

Issuance after deduction of all reasonable and customary transaction expenses (including, without limitation, underwriting discounts and commissions) actually incurred in connection with such a sale or other issuance.

     NET CASH SALE PROCEEDS. The net cash proceeds received by a Person in respect of any Asset Sale, less the sum of (a) all reasonable out-of-pocket fees, commissions and other reasonable and customary direct expenses actually incurred in connection with such Asset Sale, including the amount of any transfer or documentary taxes required to be paid by such Person in connection with such Asset Sale, and (b) the aggregate amount of cash so received by such Person which is required to be used to retire (in whole or in part) any Indebtedness (other than under the Loan Documents) of such Person permitted by this Credit Agreement that was secured by a lien or security interest permitted by this Credit Agreement having priority over the liens and security interests (if any) of the Administrative Agent (for the benefit of the Administrative Agent and the Lenders) with respect to such assets transferred and which is required to be repaid in whole or in part (which repayment, in the case of any other revolving credit arrangement or multiple advance arrangement, reduces the commitment thereunder) in connection with such Asset Sale.

     NOTES. Collectively, the Term Notes, the Revolving Credit Notes and the Collateral Notes.

     OBLIGATIONS. All indebtedness, obligations and liabilities of any of the Borrowers and their Subsidiaries to any of the Lenders and the Administrative Agent, individually or collectively, existing on the date of this Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Credit Agreement or any of the other Loan Documents or any Interest Rate Agreement or in respect of any of the Loans made or Reimbursement Obligations incurred or any of the Notes, Letter of Credit Application, Letter of Credit or other instruments at any time evidencing any thereof.

     OUTSTANDING. With respect to the Loans, the aggregate unpaid principal thereof as of any date of determination.

     PBGC. The Pension Benefit Guaranty Corporation created by ss.4002 of ERISA and any successor entity or entities having similar responsibilities.

     PERFECTION CERTIFICATES. The Perfection Certificates as defined in the Security Agreements.

     PERMITTED ACQUISITIONS. See ss.10.5.3.

     PERMITTED INDEBTEDNESS. Indebtedness permitted under ss.10.1.

     PERMITTED LIENS. Liens permitted by ss.10.2.

     PERMITTED SALE-LEASEBACK. See ss.10.6.

     PERSON. Any individual, corporation, limited liability company partnership,
limited  liability   partnership,   trust,  other  unincorporated   association,
business, or other legal entity, and any Governmental Authority.

     PRO FORMA BASIS. In connection with any proposed Permitted Acquisition or acquisition financed by Indebtedness permitted under ss.10.1(c) (which for purposes of the definition shall also be considered a Permitted Acquisition), the calculation of compliance with the financial covenants described in ss.10.5.3(v) hereof by the Borrowers and their Subsidiaries (including the business, business division or Person to be acquired as though such business, business division or Person were a Subsidiary of a Borrower) with reference to the audited historical financial results, if available, or if not available, such other management reports or estimates as approved by the Administrative Agent, of such business, business division or Person and the Borrowers and its Subsidiaries for the applicable Test Period after giving effect on a PRO FORMA basis to such Permitted Acquisition with the adjustments described in (a), (b) and (c) below; and, following a Permitted Acquisition, the calculation of compliance with the covenants set forth in ss.11 for the fiscal quarter in which such Permitted Acquisition occurred and each of the three fiscal quarters immediately following such Permitted Acquisition with reference to the audited historical financial results, if available, or such other management reports as approved by the Administrative Agent of the business, business division or Person so acquired and the Borrowers and their Subsidiaries for the applicable Test Period after giving effect on a PRO FORMA basis to such Permitted Acquisition with the adjustments described in (a), (b) and (c) below:

          (a) all Indebtedness (whether under this Credit Agreement or otherwise) and any other balance sheet adjustments incurred, made or assumed in connection with the Permitted Acquisition shall be deemed to have been incurred, made or assumed on the first day of the Test Period, and all Indebtedness of the Person acquired or to be acquired in such Permitted Acquisition or which is attributable to the business or business division acquired or to be acquired which was or will have been repaid in connection with the consummation of the Permitted Acquisition shall be deemed to have been repaid on the first day of the Test Period;

          (b) all Indebtedness deemed to have been incurred pursuant to the preceding clause (a) shall be deemed to have borne interest at (i) if the Indebtedness incurred in connection with such Permitted Acquisition is under this Credit Agreement or bears interest at a floating rate, the arithmetic mean of (A) the Eurodollar Rate for Eurodollar Rate Loans having an Interest Period of one month in effect on the first day of the Test Period and (B) the Eurodollar Rate for Eurodollar Rate Loans having an Interest Period of one month in effect on the last day of the Test Period PLUS (y) the Applicable Margin with respect to Eurodollar Rate Loans then in effect (after giving effect to the Permitted Acquisition on a PRO FORMA basis) or (ii) if the Indebtedness incurred, made or assumed in connection with such Permitted Acquisition bears interest at a fixed rate, such fixed rate; and

          (c) for purposes of calculating Consolidated EBITDA and Consolidated Cash Flow for the Test Period, other reasonable cost savings, expenses and other income statement or operating statement adjustments which are attributable to the change in ownership and/or management resulting from such Permitted Acquisition as may be approved by the Administrative Agent in writing shall be deemed to have been realized on the first day of the Test Period.

     RCRA. See ss.8.18(a).

     REAL ESTATE. All real property at any time owned or leased (as lessee or sublessee) by any Borrowers or any of their Subsidiaries.

     REAL ESTATE LEASES. Leases, including ground leases and space leases, pursuant to which any Borrower or any of their Subsidiaries leases Real Estate.

     RECORD. The grid attached to a Note, or the continuation of such grid, or any other similar record, including computer records, maintained by any Lender with respect to any Loan referred to in such Note.

     REFERENCE PERIOD. As of any date of determination, the period of four (4) consecutive fiscal quarters of the Borrowers and their Subsidiaries ending on such date, or if such date is not a fiscal quarter end date, the period of four
(4) consecutive fiscal quarters most recently ended (in each case treated as a single accounting period); PROVIDED, that solely for purposes of determining the Cash Flow Ratio and the ratio of Consolidated EBITDAR to Consolidated Total Interest Expense plus Consolidated Rental Expense under ss.ss.11.2 and 11.3 hereof, (a) for the fiscal quarter ending July 3, 2001, Reference Period shall mean the fiscal quarter ending as of such date, (b) for the fiscal quarter ending October 2, 2001, Reference Period shall mean the period of two consecutive fiscal quarters ending as of such date and (c) for the fiscal quarter ending January 1, 2002, Reference Period shall mean the period of three consecutive fiscal quarters ending as of such date.

     REGISTER. See ss.16.3.

     REIMBURSEMENT OBLIGATION. The Borrowers' obligation to reimburse the Administrative Agent and the Lenders on account of any drawing under any Letter of Credit as provided in ss.5.2.

     REQUIRED LENDERS. As of any date, any combination of Lenders the sum of whose aggregate Revolving Credit Commitments and outstanding principal amounts under the Term Loans constitute at least sixty-six and two-thirds percent (66 2/3%) of the sum of the Total Revolving Commitment and the total outstanding principal amounts under the Term Loans, or, if the Total Revolving Credit Commitment has been terminated or if the Revolving Credit Maturity Date has occurred, any combination of Lenders holding at least sixty-six and two-thirds percent (66 2/3%) of the total outstanding principal amount of the Loans on such date.

     RESTRICTED PAYMENTS. Collectively, Distributions, payments in respect of any subordinated debt, payments of management, consulting or similar fees to affiliates of any Borrower and derivatives or other transactions with any financial institution, commodities or stock exchange or clearinghouse (a "DERIVATIVES COUNTERPARTY") obligating any Borrower or any Subsidiary to make payments to such Derivatives Counterparty as a result of any change in market value of any Capital Stock of such Borrower or such Subsidiary.

     REVOLVING CREDIT COMMITMENT. With respect to each Lender, the amount set forth on SCHEDULE 1 hereto as the amount of such Lender's commitment to make Revolving Credit Loans to, and to participate in the issuance, extension and renewal of Letters of Credit for the account of, the Borrowers, as the same may be reduced from time to time; or if such commitment is terminated pursuant to the provisions hereof, zero.

     REVOLVING CREDIT COMMITMENT PERCENTAGE. With respect to each Lender, the percentage set forth on SCHEDULE 1 hereto as such Lender's percentage of the aggregate Revolving Credit Commitments of all of the Lenders.

     REVOLVING CREDIT LOANS. Revolving credit loans made or to be made by the Lenders to the Borrowers pursuant to ss.2.

     REVOLVING CREDIT MATURITY DATE. April 10, 2006.

     REVOLVING CREDIT NOTE RECORD. A Record with respect to a Revolving Credit Note.

     REVOLVING CREDIT NOTES. See ss.2.4.

     SARA. See ss.8.18(a).

     SECURITIES PLEDGE AGREEMENTS. The several Securities Pledge Agreements, dated or to be dated on or prior to the Closing Date, between certain of the Borrowers and the Administrative Agent and in form and substance satisfactory to the Lenders and the Administrative Agent. "Securities Pledge Agreements" shall also include any securities pledge agreements entered into as security for the Obligations after the Closing Date in accordance with ss.9.17.

     SECURITY AGREEMENTS. The several Security Agreements, dated or to be dated on or prior to the Closing Date, among the Borrowers and their Subsidiaries and the Administrative Agent and in form and substance satisfactory to the Lenders and the Administrative Agent.

     SECURITY DOCUMENTS. The Security Agreements, the Mortgages, the Trademark Assignments, the Agency Account Agreements, the Securities Pledge Agreements and all other instruments and documents, including without limitation Uniform Commercial Code financing statements, required to be executed or delivered pursuant to any Security Document.

     SENIOR SECURED NOTES. Collectively, the 12% Senior Secured Notes, due December 31, 2001 in the outstanding principal amount of $45,700,000 as of January 2, 2001.

     S&P. Standard & Poor's Ratings Group.

     SUBSIDIARY. Any corporation, association, trust, or other business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding Voting Stock; PROVIDED that the term "Subsidiary" shall not include PBN Beverage, Inc., a Texas corporation.

     SURVEY. In relation to each Mortgaged Property owned by a Borrower, an instrument survey of such Mortgaged Property prepared for the Borrower and dated as of a date subsequent to January 1, 2001, which shall show the location of all buildings, structures, easements and utility lines on such Mortgaged Property, shall be sufficient to remove the survey exception from the Title Policy, shall show that all buildings and structures are within the lot lines of such Mortgaged Property, shall not show any encroachments by others, shall show the zoning district or districts in which such Mortgaged Property is located in a flood hazard district as established by the Federal Emergency Management Agency or any successor agency or is located in any flood plain, flood hazard or wetland protection district established under federal, state or local law.

     SURVEYOR CERTIFICATE. In relation to each Mortgaged Property for which a Survey has been conducted, a certificate executed by the surveyor who prepared such Survey dated as of a recent date and containing such information relating to such Mortgaged Property as the Administrative Agent or the Title Insurance Company may require, such certificate to be satisfactory to the Administrative Agent in form and substance.

     SYNTHETIC LEASE. Any lease of goods or other property, whether real or personal, which is treated as an operating lease under GAAP and as a loan or financing for U.S. income tax purposes.

     TERM A  COMMITMENT.  With respect to each  Lender,  the amount set forth on
SCHEDULE 1 hereto as the amount of such Lender's commitment to make a portion of Term Loan A to the Borrowers.

     TERM A COMMITMENT PERCENTAGE. With respect to each Lender, the percentage set forth on SCHEDULE 1 hereto as such Lender's percentage of the aggregate Term A Commitments of all the Lenders.

     TERM A MATURITY DATE. April 10, 2006.

     TERM A NOTE(S). See ss.4.2.1.

     TERM A NOTE RECORD. A Record with respect to a Term A Note.

     TERM B  COMMITMENT.  With respect to each  Lender,  the amount set forth on
SCHEDULE 1 hereto as the amount of such Lender's commitment to make a portion of Term Loan B to the Borrowers.

     TERM B COMMITMENT PERCENTAGE. With respect to each Lender, the percentage set forth on SCHEDULE 1 hereto as such Lender's percentage of the aggregate Term B Commitments of all the Lenders.

     TERM B MATURITY DATE. April 10, 2007.

     TERM B NOTE(S). See ss.4.2.2.

     TERM B NOTE RECORD. A Record with respect to a Term B Note.

     TERM LOAN A. The term loan made or to be made by the Lenders to the Borrowers on the Closing Date in the aggregate principal amount of $30,000,000 pursuant to ss.4.1.1.

     TERM LOAN B. The term loan made or to be made by the Lenders to the Borrowers on the Closing Date in the aggregate principal amount of $5,000,000 pursuant to ss.4.1.2.

     TERM LOAN(S). Term Loan A and/or Term Loan B, as the context may require.

     TERM NOTE(S). The Term A Notes and/or the Term B Notes, as the context may require.

     TEST PERIOD. (a) In connection with the calculation of financial covenant compliance on a Pro Forma Basis as required by ss.10.5.3(v) with respect to any proposed Permitted Acquisition, the period of four fiscal quarters most recently ended prior to such Permitted Acquisition for which financial information is available, and (b) in connection with the calculation of the covenants set forth in ss.11 hereof following any Permitted Acquisition, the period of four consecutive fiscal quarters ending immediately prior to the date of such Permitted Acquisition included in the calculation of such financial covenant.

     TITLE INSURANCE COMPANY. Any of Chicago Title Insurance Company, Commonwealth Land Title Insurance Company, Lawyers Title Insurance Corporation or other nationally recognized title insurance company acceptable to the Administrative Agent.

     TITLE POLICY. In relation to each Mortgaged Property, an ALTA standard form title insurance policy issued by the Title Insurance Company (with such reinsurance or co-insurance as the Administrative Agent may require, any such reinsurance to be with direct access endorsements) in such amount as may be determined by the Administrative Agent insuring the priority of the Mortgage of such Mortgaged Property and that a Borrower or one of its Subsidiaries holds marketable fee simple or leasehold title to such Mortgaged Property, subject only to the encumbrances permitted by such Mortgage and which shall not contain exceptions for mechanics liens, persons in occupancy or matters which would be shown by a survey (except as may be permitted by such Mortgage), shall not insure over any matter except to the extent that any such affirmative insurance is acceptable to the Administrative Agent in its sole discretion, and shall contain such endorsements and affirmative insurance as the Administrative Agent in its discretion may require, including but not limited to (a) comprehensive endorsement, (b) variable rate of interest endorsement, (c) usury endorsement,
(d) revolving credit endorsement, (e) tie-in endorsement, and (f) doing business endorsement.

     TOTAL REVOLVING COMMITMENT. The sum of the Revolving Credit Commitments of the Lenders, as in effect from time to time. As of the Closing Date, the Total Revolving Commitment is $20,000,000.

     TRADEMARK ASSIGNMENTS. The several Trademark Collateral Security and Pledge Agreements, dated or to be dated on or prior to the Closing Date, made by the Borrowers and their Subsidiaries in favor of the Administrative Agent and the Assignments of Trademarks and Trademarks executed in connection therewith, all in form and substance satisfactory to the Lenders and the Administrative Agent.

     TYPE. As to any Revolving Credit Loan or all or any portion of a Term Loan, its nature as a Base Rate Loan or a Eurodollar Rate Loan.

     UNITS. A particular restaurant at a particular location that is owned or operated by a Borrower or a Subsidiary of a Borrower.

     UNPAID REIMBURSEMENT OBLIGATION. Any Reimbursement Obligation for which the Borrowers do not reimburse the Administrative Agent and the Lenders on the date specified in, and in accordance with,ss.5.2.

     UNPROFITABLE UNIT. At any time, a Unit whose gross revenues attributable to the operations at such Unit less the cash operating expenses of such Unit (exclusive of rental expenses, taxes, interest and corporate and regional overhead but inclusive of all employees (including in-store managers) whose duties relate primarily to the operations of such unit) on an individual Unit basis for the period consisting of the twelve most recently ended fiscal months is less than $1, PROVIDED that, solely for the purposes of determining whether any Unit is an Unprofitable Unit, it shall be assumed that the net income of each Unit shall be greater than $1 for each of its first six months of operation.

     UNSECURED NOTES. Collectively, the 10.5% Notes, due December 31, 2001 in the original principal amount of $2,551,000.

     VOTING STOCK. Stock or similar interests, of any class or classes (however designated), the holders of which are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, trust or other business entity involved, whether or not the right so to vote exists by reason of the happening of a contingency. 1.2. RULES OF INTERPRETATION.

          (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Credit Agreement.

          (b) The singular includes the plural and the plural includes the singular.

          (c) A reference to any law includes any amendment or modification to such law.

          (d) A reference to any Person includes its permitted successors and permitted assigns.

          (e) Accounting terms not otherwise defined herein have the meanings assigned to them by GAAP applied on a consistent basis by the accounting entity to which they refer.

          (f) The words "include", "includes" and "including" are not limiting.

          (g) All terms not specifically defined herein or by GAAP, which terms are defined in the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts, have the meanings assigned to them therein, with the term "INSTRUMENT" being that defined under Article 9 of the Uniform Commercial Code.

          (h) Reference to a particular "ss." refers to that section of this Credit Agreement unless otherwise indicated.

          (i) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Credit Agreement as a whole and not to any particular section or subdivision of this Credit Agreement.

          (j) Unless otherwise expressly indicated, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each mean "to but excluding," and the word "through" means "to and including."

          (k) This Credit Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are, however, cumulative and are to be performed in accordance with the terms thereof.

          (l) This Credit Agreement and the other Loan Documents are the result of negotiation among, and have been reviewed by counsel to, among others, the Administrative Agent and the Borrowers and are the product of discussions and negotiations among all parties. Accordingly, this Credit Agreement and the other Loan Documents are not intended to be construed against the Administrative Agent or any of the Lenders merely on account of the Administrative Agent's or any Lender's involvement in the preparation of such documents.

2. THE REVOLVING CREDIT FACILITY.

     2.1. COMMITMENT TO LEND. Subject to the terms and conditions set forth in this Credit Agreement, each of the Lenders severally agrees to lend to the Borrowers and the Borrowers may borrow, repay, and reborrow on a joint and several basis from time to time from the Closing Date up to but not including the Revolving Credit Maturity Date upon notice by the Borrowers to the Administrative Agent given in accordance with ss.2.6, such sums as are requested by the Borrowers up to a maximum aggregate amount outstanding (after giving effect to all amounts requested) at any one time equal to such Lender's Revolving Credit Commitment MINUS such Lender's Revolving Credit Commitment Percentage of the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations which have not been repaid with the proceeds of Revolving Credit Loans, PROVIDED that the sum of the outstanding amount of the Revolving Credit Loans (after giving effect to all amounts requested) PLUS the Maximum Drawing Amount and all Unpaid Reimbursement Obligations which have not been repaid with the proceeds of Revolving Credit Loans, shall not at any time exceed the Total Revolving Commitment at such time. The Revolving Credit Loans shall be made PRO RATA in accordance with each Lender's Revolving Credit Commitment Percentage. Each request for a Revolving Credit Loan hereunder shall constitute a representation and warranty by the Borrowers that the conditions set forth in ss.12 and ss.13, in the case of the initial Revolving Credit Loans to be made on the Closing Date, and ss.13, in the case of all other Revolving Credit Loans, have been satisfied on the date of such request. Notwithstanding anything contained herein to the contrary, (a) for the period commencing on the Closing Date through the date that is seven (7) days from the Closing Date, the aggregate amount of Revolving Credit Loans outstanding plus the Maximum Drawing Amount and all Unpaid Reimbursement Obligations as of the Closing Date shall not exceed $9,000,000 and (b) for the period commencing on the date that is seven
(7) days from the Closing Date through the date that is ten (10) days from the Closing Date, the aggregate amount of Revolving Credit Loans outstanding shall not exceed $6,000,000.

     2.2. COMMITMENT FEE. The Borrowers jointly and severally agree to pay to the Administrative Agent for the accounts of the Lenders in accordance with their respective Revolving Credit Commitment Percentages a commitment fee (the "COMMITMENT FEE") calculated at the rate of one-half of one percent (1/2%) per annum on the average daily amount during each calendar quarter or portion thereof from the Closing Date to the Revolving Credit Maturity Date by which the Total Revolving Commitment MINUS the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds the outstanding amount of Revolving Credit Loans during such calendar quarter. The Commitment Fee shall be payable quarterly in arrears on the first day of each calendar quarter for the immediately preceding calendar quarter commencing on the first such date following the date hereof, with a final payment on the Revolving Credit Maturity Date or any earlier date on which the Revolving Credit Commitments shall terminate.

     2.3. REDUCTION OF TOTAL REVOLVING COMMITMENT. The Borrowers shall have the right at any time and from time to time upon five (5) Business Days prior written notice to the Administrative Agent to reduce by an integral multiple of $1,000,000 or to terminate entirely the Total Revolving Commitment, whereupon the Revolving Credit Commitments of the Lenders shall be reduced PRO RATA in accordance with their respective Revolving Credit Commitment Percentages of the amount specified in such notice or, as the case may be, terminated. Promptly after receiving any notice of the Borrowers delivered pursuant to this ss.2.3, the Administrative Agent will notify the Lenders of the substance thereof. Upon the effective date of any such reduction or termination, the Borrowers shall pay to the Administrative Agent for the respective accounts of the Lenders the full amount of any Commitment Fee then accrued on the amount of the reduction. No reduction or termination of the Revolving Credit Commitments may be reinstated. In addition, the Total Revolving Commitment shall be reduced in accordance with ss.4.4.2.4.

     2.4. THE REVOLVING CREDIT NOTES. The Revolving Credit Loans shall be evidenced by separate promissory notes of the Borrowers in substantially the form of EXHIBIT A hereto (each a "REVOLVING CREDIT NOTE"), dated as of the Closing Date (or such other date on which a Lender may become a party hereto in accordance with ss.16 hereof) and completed with appropriate insertions. One Revolving Credit Note shall be payable to the order of each Lender in a principal amount equal to such Lender's Revolving Credit Commitment or, if less, the outstanding amount of all Revolving Credit Loans made by such Lender, plus interest accrued thereon, as set forth below. Each of the Borrowers irrevocably authorizes each Lender to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal on such Lender's Revolving Credit Note, an appropriate notation on such Lender's Revolving Credit Note Record reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on such Lender's Revolving Credit Note Record shall be PRIMA FACIE evidence of the principal amount thereof owing and unpaid to such Lender, but the failure to record, or any error in so recording, any such amount on such Lender's Revolving Credit Note Record shall not limit or otherwise affect the obligations of the Borrowers hereunder or under any Revolving Credit Note to make payments of principal of or interest on any Revolving Credit Note when due.

     2.5. INTEREST ON REVOLVING CREDIT LOANS.

     Except as otherwise provided in ss.6.10,

                  (a) Each Revolving Credit Loan which is a Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the Base Rate PLUS the Applicable Margin with respect to Base Rate Loans as in effect from time to time.

                  (b) Each Revolving Credit Loan which is a Eurodollar Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the Eurodollar Rate determined for such Interest Period PLUS the Applicable Margin with respect to Eurodollar Rate Loans as in effect from time to time.

The Borrowers jointly and severally promise to pay interest on each Revolving Credit Loan in arrears on each Interest Payment Date with respect thereto.

     2.6. REQUESTS FOR REVOLVING CREDIT LOANS. The Borrowers shall give to the Administrative Agent written notice in the form of EXHIBIT B hereto (or telephonic notice confirmed in a writing in the form of EXHIBIT B hereto) of each Revolving Credit Loan requested hereunder (a "LOAN REQUEST") no less than
(a) one (1) Business Day prior to the proposed Drawdown Date of any Base Rate Loan and (b) three (3) Eurodollar Business Days prior to the proposed Drawdown Date of any Eurodollar Rate Loan. Each such notice shall specify (i) the principal amount of the Revolving Credit Loan requested, (ii) the proposed Drawdown Date of such Revolving Credit Loan, (iii) the Interest Period for such Revolving Credit Loan and (iv) the Type of such Revolving Credit Loan. Promptly upon receipt of any such notice, the Administrative Agent shall notify each of the Lenders thereof. Each Loan Request shall be irrevocable and binding on the Borrowers and shall obligate the Borrowers to accept the Revolving Credit Loan requested from the Lenders on the proposed Drawdown Date. Each Loan Request shall be in a minimum aggregate amount of $500,000 or an integral of $100,000 in excess thereof.

     2.7. CONVERSION OPTIONS.

          2.7.1. CONVERSION TO DIFFERENT TYPE OF REVOLVING CREDIT LOAN. The Borrowers may elect from time to time to convert any outstanding Revolving Credit Loan to a Revolving Credit Loan of another Type, PROVIDED that (a) with respect to any such conversion of a Eurodollar Rate Loan to a Base Rate Loan, the Borrowers shall give the Administrative Agent at least one
     (1) Business Day prior written notice of such election; (b) with respect to any such conversion of a Base Rate Loan to a Eurodollar Rate Loan, the Borrowers shall give the Administrative Agent at least three (3) Eurodollar

     Business Days prior written notice of such election; (c) with respect to any such conversion of a Eurodollar Rate Loan into a Base Rate Loan, such conversion shall only be made on the last day of the Interest Period with respect thereto; and (d) no Revolving Credit Loan may be converted into a Eurodollar Rate Loan when any Default or Event of Default has occurred and is continuing. On the date on which such conversion is being made each Lender shall take such action as is necessary to transfer its Revolving Credit Commitment Percentage of such Revolving Credit Loans to its Domestic Lending Office or its Eurodollar Lending Office, as the case may be. All or any part of outstanding Revolving Credit Loans of any Type may be converted into a Revolving Credit Loan of another Type as provided herein, PROVIDED that any partial conversion shall be in an aggregate principal amount of $500,000 or an integral of $100,000 in excess thereof. Each Conversion
     Request relating to the conversion of a Revolving Credit Loan to a Eurodollar Rate Loan shall be irrevocable by the Borrowers.

          2.7.2. CONTINUATION OF TYPE OF REVOLVING CREDIT LOAN. Any Revolving Credit Loan of any Type may be continued as a Revolving Credit Loan of the same Type upon the expiration of an Interest Period with respect thereto by compliance by the Borrowers with the notice provisions contained in ss.2.7.1; PROVIDED that no Eurodollar Rate Loan may be continued as such when any Default or Event of Default has occurred and is continuing, but shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of any Default or Event of Default of which officers of the Administrative Agent active upon the Borrowers' account have actual knowledge. In the event that the Borrowers fail to provide any such notice with respect to the continuation of any Eurodollar Rate Loan as such, then such Eurodollar Rate Loan shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto. The Administrative Agent shall notify the Lenders promptly when any such automatic conversion contemplated by this ss.2.7 is scheduled to occur.

          2.7.3 . EURODOLLAR RATE LOANS. Any conversion to or from Eurodollar Rate Loans shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of all Eurodollar Rate Loans having the same Interest Period shall not be less than $500,000 or a whole multiple of $100,000 in excess thereof. No more than six (6) Eurodollar Rate Loans having different Interest Periods may be outstanding at any time.

     2.8. FUNDS FOR REVOLVING CREDIT LOAN.

          2.8.1. FUNDING PROCEDURES. Not later than 11:00 a.m. (Boston time) on the proposed Drawdown Date of any Revolving Credit Loans, each of the Lenders will make available to the Administrative Agent, at the

     Administrative Agent's Office, in immediately available funds, the amount of such Lender's Revolving Credit Commitment Percentage of the amount of the requested Revolving Credit Loans. Upon receipt from each Lender of such amount, and upon receipt of the documents required by ss.ss.12 and 13 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Administrative Agent will make available to the Borrowers the aggregate amount of such Revolving Credit Loans made available to the Administrative Agent by the Lenders. The failure or refusal of any Lender to make available to the Administrative Agent at the aforesaid time and place on any Drawdown Date the amount of its Revolving Credit Commitment Percentage of the requested Revolving Credit Loans shall not relieve any other Lender from its several obligation hereunder to make available to the Administrative Agent the amount of such other Lender's Revolving Credit Commitment Percentage of any requested Revolving Credit Loans.

          2.8.2. ADVANCES BY ADMINISTRATIVE AGENT. The Administrative Agent may, unless notified to the contrary by any Lender prior to a Drawdown Date, assume that such Lender has made available to the Administrative Agent on such Drawdown Date the amount of such Lender's Revolving Credit Commitment Percentage of the Revolving Credit Loans to be made on such Drawdown Date, and the Administrative Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrowers a corresponding amount. If any Lender makes available to the Administrative Agent such amount on a date after such Drawdown Date, such Lender shall pay to the Administrative Agent on demand an amount equal to the product of (a) the average computed for the period referred to in clause (c) below, of the weighted average interest rate paid by the Administrative Agent for federal funds acquired by the Administrative Agent during each day included in such period, TIMES (b) the amount of such Lender's Revolving Credit Commitment Percentage of such Revolving Credit Loans, TIMES (c) a fraction, the numerator of which is the number of days that elapse from and including such Drawdown Date to the date on which the amount of such Lender's Revolving Credit Commitment Percentage of such Revolving Credit Loans shall become immediately available to the Administrative Agent, and the denominator of which is 360. A statement of the Administrative Agent submitted to such Lender with respect to any amounts owing under this paragraph shall be PRIMA FACIE evidence of the amount due and owing to the Administrative Agent by such Lender. If the amount of such Lender's Revolving Credit Commitment Percentage of such Revolving Credit Loans is not made available to the Administrative Agent by such Lender within three
     (3) Business Days following such Drawdown Date, the Administrative Agent shall be entitled to recover such amount from the Borrowers on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans made on such Drawdown Date.

3.  REPAYMENT OF THE  REVOLVING  CREDIT  LOANS.

     3.1. MATURITY. The Borrowers jointly and severally promise to pay on the Revolving Credit Maturity Date, and there shall become absolutely due and payable on the Revolving Credit Maturity Date, all of the Revolving Credit Loans outstanding on such date, together with any and all accrued and unpaid interest thereon.

     3.2. MANDATORY REPAYMENTS OF REVOLVING CREDIT LOANS. If at any time the sum of the outstanding amount of the Revolving Credit Loans, the Maximum Drawing Amount and all Unpaid Reimbursement Obligations which have not been repaid with the proceeds of Revolving Credit Loans, exceeds the Total Revolving Commitment at such time, then the Borrowers shall immediately pay the amount of such excess to the Administrative Agent for the respective accounts of the Lenders for application: first, to any Unpaid Reimbursement Obligations which have not been repaid with the proceeds of Revolving Credit Loans; second, to the Revolving Credit Loans; and third, to provide to the Administrative Agent cash collateral for Reimbursement Obligations as contemplated by ss.5.2(b) and (c). Each payment of any Unpaid Reimbursement Obligations or prepayment of Revolving Credit Loans shall be allocated among the Lenders, in proportion, as nearly as practicable, to each Reimbursement Obligation or (as the case may be) the respective unpaid principal amount of each Lender's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion. In addition, the Borrowers shall repay the Revolving Credit Loans in accordance with ss.4.4.2.4.

     3.3. OPTIONAL REPAYMENTS OF REVOLVING CREDIT LOANS. The Borrowers shall have the right, at their election, to repay the outstanding amount of the Revolving Credit Loans, as a whole or in part, at any time without penalty or premium, PROVIDED that any full or partial prepayment of the outstanding amount of any Eurodollar Rate Loans pursuant to this ss.3.3 may be made only on the last day of the Interest Period relating thereto. The Borrowers shall give the Administrative Agent, no later than 10:00 a.m., Boston time, at least one (1) Business Day prior written notice of any proposed prepayment pursuant to this ss.3.3 of Base Rate Loans, and three (3) Eurodollar Business Days notice of any proposed prepayment pursuant to this ss.3.3 of Eurodollar Rate Loans, in each case specifying the proposed date of prepayment of Revolving Credit Loans and the principal amount to be prepaid. Each such partial prepayment of the Revolving Credit Loans shall be in an integral multiple of $100,000, shall be accompanied by the payment of accrued interest on the principal prepaid to the date of prepayment and shall be applied, in the absence of instruction by the Borrowers, first to the principal of Base Rate Loans and then to the principal of Eurodollar Rate Loans. Each partial prepayment shall be allocated among the Lenders, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Lender's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior repayments not exactly in proportion.

4. THE TERM LOANS.

     4.1. COMMITMENT TO LEND.

          4.1.1 . TERM LOAN A. Subject to the terms and conditions set forth in this Credit Agreement, each Lender agrees to lend to the Borrowers on the Closing Date the amount of its Term A Commitment Percentage of the principal amount of $30,000,000.

          4.1.2 . TERM LOAN B. Subject to the terms and conditions set forth in this Credit Agreement, each Lender agrees to lend to the Borrowers on the Closing Date the amount of its Term B Commitment Percentage of the principal amount of $5,000,000.

     4.2. THE TERM NOTES.

          4.2.1. TERM LOAN A. Term Loan A shall be evidenced by separate promissory notes of the Borrowers in substantially the form of EXHIBIT C hereto (each a "TERM A NOTE"), dated the Closing Date (or such other date on which a Lender may become a party hereto in accordance with ss.16 hereof) and completed with appropriate insertions. One Term A Note shall be payable to the order of each Lender with a Term A Commitment Percentage in a principal amount equal to such Lender's Term A Commitment Percentage of the Term Loan A and representing the obligation of the Borrowers to pay to such Lender such principal amount or, if less, the outstanding amount of such Lender's Term A Commitment Percentage of the Term Loan A, plus interest accrued thereon, as set forth below. Each of the Borrowers irrevocably authorizes each Lender to make or cause to be made a notation on such Lender's Term A Note Record reflecting the original principal amount of such Lender's Term A Commitment Percentage of the Term Loan A and, at or about the time of such Lender's receipt of any principal payment on such Lender's Term A Note, an appropriate notation on such Lender's Term A Note Record reflecting such payment. The aggregate unpaid amount set forth on such Lender's Term A Note Record shall be PRIMA FACIE evidence of the principal amount thereof owing and unpaid to such Lender, but the failure to record, or any error in so recording, any such amount on such Lender's Term A Note Record shall not affect the obligations of the Borrowers hereunder or under any Term A Note to make payments of principal of and interest on any Term A Note when due.

          4.2.2. TERM LOAN B. Term Loan B shall be evidenced by separate promissory notes of the Borrowers in substantially the form of EXHIBIT C hereto (each a "TERM B NOTE"), dated the Closing Date (or such other date on which a Lender may become a party hereto in accordance with ss.16 hereof) and completed with appropriate insertions. One Term B Note shall be payable to the order of each Lender with a Term B Commitment Percentage in a principal amount equal to such Lender's Term B Commitment Percentage of the Term Loan B and representing the obligation of the Borrowers to pay to such Lender such principal amount or, if less, the outstanding amount of such Lender's Term B Commitment Percentage of the Term Loan B, plus interest accrued thereon, as set forth below. Each of the Borrowers irrevocably authorizes each Lender to make or cause to be made a notation on such Lender's Term B Note Record reflecting the original principal amount of such Lender's Term B Commitment Percentage of the Term Loan B and, at or about the time of such Lender's receipt of any principal payment on such Lender's Term B Note, an appropriate notation on such Lender's Term B Note Record reflecting such payment. The aggregate unpaid amount set forth on such Lender's Term B Note Record shall be PRIMA FACIE evidence of the principal amount thereof owing and unpaid to such Lender, but the failure to record, or any error in so recording, any such amount on such Lender's Term B Note Record shall not affect the obligations of the Borrowers hereunder or under any Term B Note to make payments of principal of and interest on any Term B Note when due.

     4.3. SCHEDULED REPAYMENT OF TERM LOANS.

          4.3.1 . TERM LOAN A. The Borrowers jointly and severally promise to pay to the Administrative Agent for the account of the Lenders the principal amount of the Term Loan A in twenty (20) consecutive quarterly payments in such amounts equal to the amount set forth in the table below opposite the date of such payment, such payments to be due and payable on the last day of each fiscal quarter of each Fiscal Year commencing on July 3, 2001, with a final payment on the Term A Maturity Date in an amount equal to the unpaid balance of the Term Loan A.


      -------------------------------------- -----------------------------------

          Payment Date Amount of Payment
      -------------------------------------- -----------------------------------
      -------------------------------------- -----------------------------------

      July 3, 2001                                       $1,000,000
      -------------------------------------- -----------------------------------
      -------------------------------------- -----------------------------------

      October 2, 2001                                    $1,000,000
      -------------------------------------- -----------------------------------
      -------------------------------------- -----------------------------------

      January 1, 2002                                    $1,000,000
      -------------------------------------- -----------------------------------
      -------------------------------------- -----------------------------------

      April 2, 2002                                      $1,250,000
      -------------------------------------- -----------------------------------
      -------------------------------------- -----------------------------------

      July 2, 2002                                       $1,250,000
      -------------------------------------- -----------------------------------
      -------------------------------------- -----------------------------------

      October 1, 2002                                    $1,250,000
      -------------------------------------- -----------------------------------
      -------------------------------------- -----------------------------------

      December 31, 2002                                  $1,250,000
      -------------------------------------- -----------------------------------
      -------------------------------------- -----------------------------------

      April 1, 2003                                      $1,250,000
      -------------------------------------- -----------------------------------
      -------------------------------------- -----------------------------------

      July 1, 2003                                       $1,250,000
      -------------------------------------- -----------------------------------
      -------------------------------------- -----------------------------------

      September 30, 2003                                 $1,250,000
      -------------------------------------- -----------------------------------
      -------------------------------------- -----------------------------------

      December 30, 2003                                  $1,250,000
      -------------------------------------- -----------------------------------
      -------------------------------------- -----------------------------------

      March 31, 2004                                     $1,375,000
      -------------------------------------- -----------------------------------
      -------------------------------------- -----------------------------------

      June 29, 2004                                      $1,375,000
      -------------------------------------- -----------------------------------
      -------------------------------------- -----------------------------------

      September 28, 2004                                 $1,375,000
      -------------------------------------- -----------------------------------
      -------------------------------------- -----------------------------------

      December 28, 2004                                  $1,375,000
      -------------------------------------- -----------------------------------
      -------------------------------------- -----------------------------------

      March 29, 2005                                     $1,625,000
      -------------------------------------- -----------------------------------
      -------------------------------------- -----------------------------------

      June 28, 2005                                      $1,625,000
      -------------------------------------- -----------------------------------
      -------------------------------------- -----------------------------------

      September 27, 2005                                 $1,625,000
      -------------------------------------- -----------------------------------
      -------------------------------------- -----------------------------------

      January 3, 2006                                    $1,625,000
      -------------------------------------- -----------------------------------
      -------------------------------------- -----------------------------------

      Term A Maturity Date                     $5,000,000 or balance of Term
                                                     Loan A outstanding
      -------------------------------------- -----------------------------------

          4.3.2 . TERM LOAN B. The Borrowers jointly and severally promise to pay to the Administrative Agent for the account of the Lenders the principal amount of the Term Loan B in twenty-one (21) consecutive quarterly payments in such amounts equal to the amount set forth in the table below opposite the date of such payment, such payments to be due and payable on the last day of each fiscal quarter of each Fiscal Year commencing on April 2, 2002, with a final payment on the Term B Maturity Date in an amount equal to the unpaid balance of the Term Loan B.


    --------------------------------------- -----------------------------------

        Payment Date Amount of Payment
    --------------------------------------- -----------------------------------
    --------------------------------------- -----------------------------------

    April 2, 2002                                        $25,000
    --------------------------------------- -----------------------------------
    --------------------------------------- -----------------------------------

    July 2, 2002                                         $25,000
    --------------------------------------- -----------------------------------
    --------------------------------------- -----------------------------------

    October 1, 2002                                      $25,000
    --------------------------------------- -----------------------------------
    --------------------------------------- -----------------------------------

    December 31, 2002                                    $25,000
    --------------------------------------- -----------------------------------
    --------------------------------------- -----------------------------------

    April 1, 2003                                        $25,000
    --------------------------------------- -----------------------------------
    --------------------------------------- -----------------------------------

    July 1, 2003                                         $25,000
    --------------------------------------- -----------------------------------
    --------------------------------------- -----------------------------------

    September 30, 2003                                   $25,000
    --------------------------------------- -----------------------------------
    --------------------------------------- -----------------------------------

    December 30, 2003                                    $25,000
    --------------------------------------- -----------------------------------
    --------------------------------------- -----------------------------------

    March 31, 2004                                       $25,000
    --------------------------------------- -----------------------------------
    --------------------------------------- -----------------------------------

    June 29, 2004                                        $25,000
    --------------------------------------- -----------------------------------
    --------------------------------------- -----------------------------------

    September 28, 2004                                   $25,000
    --------------------------------------- -----------------------------------
    --------------------------------------- -----------------------------------

    December 28, 2004                                    $25,000
    --------------------------------------- -----------------------------------
    --------------------------------------- -----------------------------------

    March 29, 2005                                       $25,000
    --------------------------------------- -----------------------------------
    --------------------------------------- -----------------------------------

    June 28, 2005                                        $25,000
    --------------------------------------- -----------------------------------
    --------------------------------------- -----------------------------------

    September 27, 2005                                   $25,000
    --------------------------------------- -----------------------------------
    --------------------------------------- -----------------------------------

    January 3, 2006                                      $25,000
    --------------------------------------- -----------------------------------
    --------------------------------------- -----------------------------------

    April 4, 2006                                        $25,000
    --------------------------------------- -----------------------------------
    --------------------------------------- -----------------------------------

    July 4, 2006                                         $25,000
    --------------------------------------- -----------------------------------
    --------------------------------------- -----------------------------------

    October 3, 2006                                      $25,000
    --------------------------------------- -----------------------------------
    --------------------------------------- -----------------------------------

    January 2, 2007                                      $25,000
    --------------------------------------- -----------------------------------
    --------------------------------------- -----------------------------------

    Term B Maturity Date                      $4,500,000 or balance of Term
                                                    Loan B outstanding
    --------------------------------------- -----------------------------------

     4.4. PREPAYMENT OF TERM LOANS.

          4.4.1 . OPTIONAL PREPAYMENTS. The Borrowers shall have the right at any time to prepay the Term Notes on or before the Term A Maturity Date or Term B Maturity Date, as applicable, as a whole, or in part, upon not less than five (5) Business Days prior written notice to the Administrative Agent, without premium or penalty, PROVIDED that (a) each partial prepayment shall be in the principal amount of $100,000 or an integral multiple thereof, (b) any portion of a Term Loan bearing interest at the Eurodollar Rate that is prepaid pursuant to this ss.4.4 on a day other than on the last day of the Interest Period relating thereto shall be accompanied by any amounts due under ss.6.9, (c) each prepayment of the Term Loans shall be applied ratably to Term Loan A and Term Loan B in accordance with the outstanding principal amount thereof, (d) each partial prepayment of Term Loan A shall be allocated among the Lenders, in proportion, as nearly as practicable, to the respective outstanding amount of each Lender's Term A Note, with adjustments to the extent practicable to equalize any prior prepayments not exactly in proportion and (e) each partial prepayment of Term Loan B shall be allocated among the Lenders, in proportion, as nearly as practicable, to the respective outstanding amount of each Lender's Term B Note, with adjustments to the extent practicable to equalize any prior prepayments not exactly in proportion. Any prepayment of principal of a Term Loan shall include all interest accrued to the date of prepayment and shall be applied against the scheduled installments of principal due on such Term Loan in the inverse order of maturity. No amount repaid with respect to a Term Loan may be reborrowed.

          4.4.2 . MANDATORY PREPAYMENTS.

               4.4.2.1.  ........EXCESS  OPERATING CASH FLOW RECAPTURE. For each
          Fiscal Year of the Borrowers, commencing with Fiscal Year 2001, the Borrowers shall make a prepayment of the Loans in an amount equal to the Applicable Excess Cash Flow Percentage of the amount of Consolidated Excess Operating Cash Flow for such Fiscal Year, such mandatory prepayment to be due one hundred and thirty-five (135) days after the end of each applicable Fiscal Year and to be applied in the manner set forth in ss.4.4.2.4.

               4.4.2.2. ........NET CASH EQUITY ISSUANCE PROCEEDS.  Concurrently
          with the receipt by any Borrower or any Subsidiary of Net Cash Equity Issuance Proceeds, the Borrowers shall pay to the Administrative Agent, to be applied to the respective accounts of the Lenders in the manner set forth in ss.4.4.2.4, an amount equal to that percentage of such proceeds set forth below opposite the Leverage Ratio of the Borrowers and their Subsidiaries determined as of the last day of the most recent fiscal quarter ending prior to the date of receipt of such Net Cash Equity Issuance Proceeds for which financial statements have been delivered pursuant to ss.9.4:


    -------------------------------------------- -----------------------------

                  Leverage Ratio Percentage
    -------------------------------------------- -----------------------------
    -------------------------------------------- -----------------------------

    < 1.50 to 1.00                                         0%
    -
    -------------------------------------------- -----------------------------
    -------------------------------------------- -----------------------------

    > 1.50 to 1.00 but < 2.00 to 1.00                     50%
    -                  -
    -------------------------------------------- -----------------------------
    -------------------------------------------- -----------------------------

    > 2.00 to 1.00                                        75%
    -------------------------------------------- -----------------------------

               4.4.2.3. ........  PROCEEDS OF CERTAIN EVENTS.  Concurrently with the receipt by any Borrower or any Subsidiary of:

               (a) Net Cash Sale Proceeds in excess of $500,000 per annum from Asset Sales (other than in connection with Permitted Sale-Leasebacks) where such Asset Sale is either permitted pursuant to ss.10.5.2 or consented to in writing by the Required Lenders;

               (b) Net Cash Sale Proceeds in connection with a Permitted Sale-Leaseback which are not reinvested in the Borrowers' business within two hundred seventy (270) days of receipt of such proceeds by such Person (provided, however, if an Event of Default has occurred and is continuing, such proceeds shall be immediately paid to the Administrative Agent and Net Cash Sale Proceeds from the sale of a Unit acquired by a Borrower within one hundred and eighty (180) days prior to the date of such Permitted Sale-Leaseback shall be applied as provided in ss.10.6 if the Borrower did not deduct Capital
          Expenditures associated with such Unit from the calculation of Consolidated Excess Operating Cash Flow in the current fiscal period or in any prior period);

               (c) proceeds received from Casualty Events or any tax refund with respect to any taxable year, by the Borrowers or any of their Subsidiaries, in each case which have not been reinvested in the Borrowers' business within two hundred seventy (270) days of receipt of such proceeds by such Person (PROVIDED, HOWEVER, if an Event of Default has occurred and is continuing, such proceeds shall be immediately paid to the Administrative Agent); or

               (d) cash proceeds received by a Borrower from the incurrence of additional Consolidated Funded Indebtedness, other than purchase money

          Indebtedness, intercompany Indebtedness and Indebtedness consisting of Obligations;

          the Borrowers shall pay to the Administrative Agent for the respective accounts of the Lenders an amount equal to one hundred percent (100%) of such proceeds, to be applied in the manner set forth in ss.4.4.2.4.

               4.4.2.4.  ........  APPLICATION OF PAYMENTS.  Except as otherwise provided in ss.10.6, all payments made pursuant to ss.4.4.2.1, ss.4.4.2.2 or ss.4.4.2.3 shall be applied first against the remaining scheduled installments of principal on each of Term Loan A and Term Loan B on a ratable basis based upon the respective outstanding amounts thereof and against the remaining scheduled installments of each of such Term Loans in the inverse order of maturity and, if there are no outstanding amounts owed on the Term Loans, then to reduce the outstanding amount of the Revolving Credit Loans and to permanently reduce the Total Revolving Commitment by such amount. Each mandatory prepayment of Term Loan A, Term Loan B or the Revolving Credit Loans, respectively, shall be allocated among the Lenders in proportion, as nearly as practicable, to the respective outstanding amounts of each Lender's Term A Note, Term B Note or Revolving Credit Commitment, as applicable, with adjustments to the extent practicable to equalize any prior prepayments not exactly in proportion. No amounts repaid pursuant to this ss.4.4.2 may be reborrowed. The provisions of ss.6.9 shall apply to each prepayment pursuant to this ss.4.4.2.4.

     4.5. INTEREST ON THE TERM LOANS.

          4.5.1 . TERM LOAN A INTEREST RATES. Except as otherwise provided in ss.6.10, Term Loan A shall bear interest during each Interest Period relating to all or any portion of Term Loan A at the following rates:

               (a) To the extent that all or any portion of Term Loan A bears interest during such Interest Period at the Base Rate, Term Loan A or such portion shall bear interest during such Interest Period at the rate per annum equal to the Base Rate PLUS the Applicable Margin with respect to Base Rate Loans as in effect from time to time.

               (b) To the extent that all or any portion of Term Loan A bears interest during such Interest Period at the Eurodollar Rate, Term Loan A or such portion shall bear interest during such Interest Period at the rate per annum equal to the Eurodollar Rate determined for such Interest Period PLUS the Applicable Margin with respect to Eurodollar Rate Loans as in effect from time to time.

     The Borrowers jointly and severally promise to pay interest on Term Loan A or any portion thereof outstanding during each Interest Period in arrears on each Interest Payment Date applicable to such Interest Period.

          4.5.2 . TERM LOAN B INTEREST RATES. Except as otherwise provided in ss.6.10, Term Loan B shall bear interest during each Interest Period relating to all or any portion of Term Loan B at the following rates:

               (a) To the extent that all or any portion of Term Loan B bears interest during such Interest Period at the Base Rate, Term Loan B or such portion shall bear interest during such Interest Period at the rate per annum equal to the Base Rate as in effect from time to time PLUS two and one-half percent (2.5%).

               (b) To the extent that all or any portion of Term Loan B bears interest during such Interest Period at the Eurodollar Rate, Term Loan B or such portion shall bear interest during such Interest Period at the rate per annum equal to the Eurodollar Rate determined for such Interest Period PLUS four percent (4%).

     The Borrowers jointly and severally promise to pay interest on Term Loan B or any portion thereof outstanding during each Interest Period in arrears on each Interest Payment Date applicable to such Interest Period.

          4.5.3 NOTIFICATION BY BORROWERS. The Borrowers shall notify the Administrative Agent, such notice to be irrevocable, at least three (3) Eurodollar Business Days prior to the Drawdown Date of a Term Loan if all or any portion of such Term Loan is to bear interest at the Eurodollar Rate. After a Term Loan has been made, the provisions of ss.2.7 shall apply MUTATIS MUTANDIS with respect to all or any portion of such Term Loan so that the Borrowers may have the same interest rate options with respect to all or any portion of such Term Loan as it would be entitled to with respect to the Revolving Credit Loans.

          4.5.4. AMOUNTS, ETC. Any portion of a Term Loan bearing interest at the Eurodollar Rate relating to any Interest Period shall be in the amount of $500,000 or an integral of $100,000 in excess thereof. No Interest Period relating to a Term Loan or any portion thereof bearing interest at the Eurodollar Rate shall extend beyond the date on which a regularly scheduled installment payment of the principal of such Term Loan is to be made unless a portion of such Term Loan at least equal to such installment payment has an Interest Period ending on such date or is then bearing interest at the Base Rate. At no time shall there be more than four (4) portions of Term Loan A or more than four (4) portions of Term Loan B bearing interest at the Eurodollar Rate having different Interest Periods.

5.  LETTERS OF CREDIT.

     5.1. LETTER OF CREDIT COMMITMENTS.

          5.1.1. COMMITMENT TO ISSUE LETTERS OF CREDIT. Subject to the terms and conditions hereof and the execution and delivery by the Borrowers of a letter of credit application on the Administrative Agent's customary form (a "LETTER OF CREDIT APPLICATION"), the Administrative Agent on behalf of the Lenders that have a Revolving Credit Commitment and in reliance upon the agreement of the Lenders set forth in ss.5.1.4 and upon the representations and warranties of the Borrowers contained herein, agrees, in its individual capacity, to issue, extend and renew for the account of the Borrowers one or more standby letters of credit (individually, a "LETTER OF CREDIT"), in such form as may be requested from time to time by the Borrowers and agreed to by the Administrative Agent; PROVIDED, HOWEVER, that, after giving effect to such request, (a) the sum of the aggregate Maximum Drawing Amount and all Unpaid Reimbursement Obligations which have not been repaid with the proceeds of Revolving Credit Loans, shall not exceed $5,000,000 (or such greater amount as the Administrative Agent may approve in writing from time to time so long as such amount does not exceed the Total Revolving Commitment) at any one time and (b) the sum of (i) the Maximum Drawing Amount on all Letters of Credit, (ii) all Unpaid Reimbursement Obligations which have not been repaid with the proceeds of Revolving Credit Loans, and (iii) the amount of all Revolving Credit Loans outstanding shall not exceed the Total Revolving Commitment at such time. Notwithstanding the foregoing, the Administrative Agent shall have no obligation to issue any Letter of Credit to support or secure any Indebtedness of any Borrower or any of its Subsidiaries to the extent that such Indebtedness was incurred prior to the proposed issuance date of such Letter of Credit, unless in any such case the Borrowers demonstrate to the satisfaction of the Administrative Agent that (x) such prior incurred Indebtedness were then fully secured by a prior perfected and unavoidable security interest in collateral provided by such Borrower or such Subsidiary to the proposed beneficiary of such Letter of Credit or (y) such prior incurred Indebtedness were then secured or supported by a letter of credit issued for the account of such Borrower or such Subsidiary and the reimbursement obligation with respect to such letter of credit was fully secured by a prior perfected and unavoidable security interest in collateral provided to the issuer of such letter of credit by such Borrower or such Subsidiary or (z) such prior incurred Indebtedness was secured by cash collateral in an amount equal to the face amount of the Letter of Credit to be issued hereunder to support or secure such prior incurred Indebtedness.

          5.1.2 . LETTER OF CREDIT APPLICATIONS. Each Letter of Credit Application shall be completed to the satisfaction of the Administrative Agent. In the event that any provision of any Letter of Credit Application shall be inconsistent with any provision of this Credit Agreement, then the provisions of this Credit Agreement shall, to the extent of any such inconsistency, govern.

          5.1.3. TERMS OF LETTERS OF CREDIT. Each Letter of Credit issued, extended or renewed hereunder shall, among other things, (a) provide for the payment of sight drafts for honor thereunder when presented in accordance with the terms thereof and when accompanied by the documents described therein, and (b) have an expiry date no later than the date which is fourteen (14) days (or, if the Letter of Credit is confirmed by a confirmer or otherwise provides for one or more nominated persons, forty-five (45) days) prior to the Revolving Credit Maturity Date. Each Letter of Credit so issued, extended or renewed shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 or any successor version thereto adopted by the Administrative Agent in the ordinary course of its business as a letter of credit issuer and in effect at the time of issuance of such Letter of Credit (the "UNIFORM CUSTOMS") or, in the case of a standby Letter of Credit, either the Uniform Customs or the International Standby Practices (ISP98), International Chamber of Commerce Publication No. 590, or any successor code of standby letter of credit practices among banks adopted by the Administrative Agent in the ordinary course of its business as a standby letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

          5.1.4 . REIMBURSEMENT OBLIGATIONS OF LENDERS. Each Lender severally agrees that it shall be absolutely liable, without regard to the occurrence of any Default or Event of Default or any other condition precedent whatsoever, to the extent of such Lender's Revolving Credit Commitment Percentage, to reimburse the Administrative Agent on demand for the amount of each draft paid by the Administrative Agent under each Letter of Credit to the extent that such amount is not reimbursed by the Borrowers pursuant to ss.5.2 or with the proceeds of Revolving Credit Loans advanced pursuant to ss.5.3 (such agreement for a Lender being called herein the "LETTER OF CREDIT PARTICIPATION" of such Lender).

          5.1.5 . PARTICIPATIONS OF LENDERS. Each such payment made by a Lender shall be treated as the purchase by such Lender of a participating interest in the Borrowers' Reimbursement Obligation under ss.5.2 in an amount equal to sucH payment. Each Lender shall share in accordance with its participating interest in any interest which accrues pursuant to ss.5.2.

     5.2. REIMBURSEMENT OBLIGATION OF THE BORROWERS. In order to induce the Administrative Agent to issue, extend and renew each Letter of Credit and the Lenders to participate therein, the Borrowers hereby jointly and severally agree to reimburse or pay to the Administrative Agent, for the account of the Administrative Agent or (as the case may be) the Lenders, with respect to each

Letter of Credit issued, extended or renewed by the Administrative Agent hereunder,

          (a) except as otherwise expressly provided in ss.5.2(b) and (c) or ss.5.3, on each date that any drAft presented under such Letter of Credit is honored by the Administrative Agent, or the Administrative Agent otherwise makes a payment with respect thereto, (i) the amount paid by the Administrative Agent under or with respect to such Letter of Credit, and
     (ii) the amount of any taxes, fees, charges or other costs and expenses whatsoever incurred by the Administrative Agent or any Lender in connection with any payment made by the Administrative Agent or any Lender under, or with respect to, such Letter of Credit,

          (b) upon the reduction (but not termination) of the Total Revolving Commitment to an amount less than the Maximum Drawing Amount, an amount equal to such difference, which amount shall be held by the Administrative Agent for the benefit of the Lenders and the Administrative Agent as cash collateral for all Reimbursement Obligations, and

          (c) upon the termination of the Total Revolving Commitment, or the acceleration of the Reimbursement Obligations with respect to all Letters of Credit in accordance with ss.14, an amount equal to thE then Maximum Drawing Amount on all Letters of Credit, which amount shall be held by the Administrative Agent for the benefit of the Lenders and the Administrative Agent as cash collateral for all Reimbursement Obligations.

Each such payment shall be made to the Administrative Agent at the Administrative Agent's Office in immediately available funds. Except as otherwise provided in ss.5.3 with respect to Unpaid Reimbursement Obligations which are converted tO Revolving Credit Loans, interest on any and all amounts remaining unpaid by the Borrowers under this ss.5.2 at any time froM the date such amounts become due and payable (whether as stated in this ss.5.2, by acceleration or otherwise) until paymenT in full (whether before or after judgment) shall be payable to the Administrative Agent on demand at the rate specified in ss.6.10 for overdue principal on the Revolving Credit Loans.

     5.3. LETTER OF CREDIT PAYMENTS. If any draft shall be presented or other demand for payment shall be made under any Letter of Credit, the Administrative Agent shall notify the Borrowers of the date and amount of the draft presented or demand for payment and of the date and time when it expects to pay such draft or honor such demand for payment. If the Borrowers fail to reimburse the Administrative Agent as provided in ss.5.2 on or before the date that such draft is paid oR other payment is made by the Administrative Agent, the Administrative Agent shall at any time thereafter notify the Lenders of the amount of any such Unpaid Reimbursement Obligation. If no Event of Default is then continuing, the Borrower shall be deemed to have requested a Revolving Credit Loan which shall be a Base Rate Loan in an amount equal to the amount of such draft or other payment and the notice from the Administrative Agent to the Lenders shall be deemed to be a notice of Loan Request made by the Administrative Agent. No later than 3:00 p.m. (Boston time) on the Business Day next following the receipt of such notice, each Lender shall make available to the Administrative Agent, at the Administrative Agent's Office, in immediately available funds, such Lender's Revolving Credit Commitment Percentage of such Unpaid Reimbursement Obligation, together with an amount equal to the product of (a) the average, computed for the period referred to in clause (c) below, of the weighted average interest rate paid by the Administrative Agent for federal funds acquired by the Administrative Agent during each day included in such period, TIMES (b) the amount equal to such Lender's Revolving Credit Commitment Percentage of such Unpaid Reimbursement Obligation, TIMES (c) a fraction, the numerator of which is the number of days that elapse from and including the date the Administrative Agent paid the draft presented for honor or otherwise made payment to the date on which such Lender's Revolving Credit Commitment Percentage of such Unpaid Reimbursement Obligation shall become immediately available to the
Administrative Agent, and the denominator of which is 360. If no Event of Default is continuing at the time the Administrative Agent notified the Lenders of the amount of such Unpaid Reimbursement Obligation, the amounts made available to the Administrative Agent by the Lenders hereunder shall be treated as Revolving Credit Loans in all respects which bear interest at the Base Rate with a Drawdown Date as of the date on which the Administrative Agent paid the draft presented for honor or otherwise made such payment. If an Event of Default is continuing at the time of such notice, the amount of such draft or other payment made by the Administrative Agent in respect of the applicable Letter of Credit shall be treated in all respects as an Unpaid Reimbursement Obligation. The responsibility of the Administrative Agent to the Borrowers and the Lenders shall be only to determine that the documents (including each draft) delivered under each Letter of Credit in connection with such presentment shall be in conformity in all material respects with such Letter of Credit.

     5.4. OBLIGATIONS ABSOLUTE. The Borrowers' obligations under this ss.5 shall be absolute and unconditional under anY and all circumstances and irrespective of the occurrence of any Default or Event of Default or any condition precedent whatsoever or any setoff, counterclaim or defense to payment which any Borrower may have or have had against the Administrative Agent, any Lender or any beneficiary of a Letter of Credit. Each Borrower further agrees with the Administrative Agent and the Lenders that the Administrative Agent and the
Lenders shall not be responsible for, and the Borrowers' Reimbursement Obligations under ss.5.2 shall not be affected by, among other things, the validity or genuinenesS of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among any Borrower, the beneficiary of any Letter of Credit or any financing institution or other party to which any Letter of Credit may be transferred or any claims or defenses whatsoever of any Borrower against the beneficiary of any Letter of Credit or any such transferee. The Administrative Agent and the Lenders shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. Each Borrower agrees that any action taken or omitted by the Administrative Agent or any Lender under or in connection with each Letter of Credit and the related drafts and documents, if done in good faith, shall be binding upon the Borrowers and shall not result in any liability on the part of the Administrative Agent or any Lender to the Borrowers.

     5.5. RELIANCE BY ISSUER. To the extent not inconsistent with ss.5.4, the Administrative Agent shall be entitled tO rely, and shall be fully protected in relying upon, any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Credit Agreement unless it shall first have received such advice or concurrence of the Required Lenders as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Credit Agreement in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lenders and all future holders of the Revolving Credit Notes or of a Letter of Credit Participation.

     5.6. LETTER OF CREDIT FEE. With respect to each Letter of Credit issued hereunder, the Borrowers shall pay to the Administrative Agent a fee (the "LETTER OF CREDIT FEE") for each Letter of Credit issued or renewed by the Administrative Agent at a rate per annum equal to the Applicable Margin with respect to Letters of Credit in effect from time to time, on the Maximum Drawing Amount of such Letter of Credit for the period such Letter of Credit is outstanding. The Administrative Agent shall, in turn, remit to each Lender (including Fleet) such Lender's Revolving Credit Commitment Percentage of the Letter of Credit Fee. In addition, the Borrowers will pay the Administrative Agent, for its own account, a Fronting Fee (the "FRONTING FEE") equal to one-quarter of one percent (0.25%) per annum on the Maximum Drawing Amount of such Letter of Credit for the period such Letter of Credit is outstanding. The Letter of Credit Fee and the Fronting Fee shall be payable quarterly in arrears on the last day of each calendar quarter for the calendar quarter then ending. In respect of each Letter of Credit, the Borrowers shall also pay to the Administrative Agent, for its own account, at such time or times as such charges are customarily made by the Administrative Agent, the Administrative Agent's customary issuance, amendment, negotiation or document examination and other administrative fees as in effect from time to time.

6.   CERTAIN GENERAL PROVISIONS.

     6.1. FEES. The Borrowers jointly and severally agree to pay to the Administrative Agent all fees described in the Fee Letter in accordance with the terms thereof.

     6.2. FUNDS FOR PAYMENTS.

          6.2.1 . PAYMENTS TO ADMINISTRATIVE AGENT. All payments of principal, interest, Reimbursement Obligations, Fees and any other amounts due hereunder or under any of the other Loan Documents shall be made on the due date thereof to the Administrative Agent in Dollars, for the respective accounts of the Lenders and the Administrative Agent, at the Administrative Agent's Office or at such other place that the Administrative Agent may from time to time designate, in each case at or about 11:00 a.m. (Boston, Massachusetts, time or other local time at the place of payment) and in immediately available funds.

          6.2.2. NO OFFSET, ETC. All payments by the Borrowers hereunder and under any of the other Loan Documents shall be made without recoupment, setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrowers are compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrowers with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Borrowers will pay to the Administrative Agent, for the account of the Lenders or (as the case may be) the Administrative Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Lenders or the Administrative Agent to receive the same net amount which the Lenders or the Administrative Agent would have received on such due date had no such obligation been imposed upon the Borrowers. The Borrowers will deliver promptly to the Administrative Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrowers hereunder or under such other Loan Document.

     6.3. COMPUTATIONS. All computations of interest on the Loans and of Fees shall be based on a 360-day year and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term "INTEREST PERIOD" with respect to Eurodollar Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The outstanding amount of the Loans as reflected on the Revolving Credit Note Records and the Term Note

Records from time to time shall be considered correct and binding on the Borrowers unless within five (5) Business Days after receipt of any notice by the Administrative Agent or any of the Lenders of such outstanding amount, the Administrative Agent or such Lender shall notify the Borrowers to the contrary.

     6.4. INABILITY TO DETERMINE EURODOLLAR RATE. In the event, prior to the commencement of any Interest Period relating to any Eurodollar Rate Loan, the Administrative Agent shall determine or be notified by the Required Lenders that
(a) adequate and reasonable methods do not exist for ascertaining the Eurodollar Rate that would otherwise determine the rate of interest to be applicable to any Eurodollar Rate Loan during any Interest Period or (b) the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to the Lenders of making or maintaining their Eurodollar Rate Loans during such period, the Administrative Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrowers and the Lenders) to the Borrowers and the Lenders. In such event (i) any Loan Request or Conversion Request with respect to Eurodollar Rate Loans shall be automatically withdrawn and shall be deemed a request for Base Rate Loans, (ii) each Eurodollar Rate Loan will automatically, on the last day of the then current Interest Period relating thereto, become a Base Rate Loan, and
(iii) the obligations of the Lenders to make Eurodollar Rate Loans shall be suspended until the Administrative Agent or the Required Lenders determine that the circumstances giving rise to such suspension no longer exist, whereupon the Administrative Agent or, as the case may be, the Administrative Agent upon the instruction of the Required Lenders, shall so notify the Borrowers and the Lenders.

     6.5. ILLEGALITY. Notwithstanding any other provisions herein, if any present or future law, regulation, treaty or directive or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Rate Loans, such Lender shall forthwith give notice of such circumstances to the Borrowers and the other Lenders and thereupon (a) the commitment of such Lender to make Eurodollar Rate Loans or convert Base Rate Loans to Eurodollar Rate Loans shall forthwith be suspended and (b) such Lender's Loans then outstanding as Eurodollar Rate Loans, if any, shall be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such Eurodollar Rate Loans or within such earlier period as may be required by law. Each Borrower hereby agrees promptly to pay the Administrative Agent for the account of such Lender, upon demand by such Lender, any additional amounts necessary to compensate such Lender for any costs incurred by such Lender in making any conversion in accordance with this ss.6.5, including any interest or fees payable by such Lender to lenders of funds obtained by it in order to make or maintain its Eurodollar Rate Loans hereunder.

     6.6. ADDITIONAL COSTS, ETC. If any present or future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Lender or the Administrative Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

          (a) subject any Lender or the Administrative Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, such Lender's Revolving Credit Commitment or the Loans (other than taxes based upon or measured by the income or profits of such Lender or the Administrative Agent), or

          (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Lender of the principal of or the interest on any Loans or any other amounts payable to any Lender or the Administrative Agent under this Credit Agreement or any of the other Loan Documents, or

          (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Credit Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or letters of credit issued by, or commitments of an office of any Lender, or

          (d) impose on any Lender or the Administrative Agent any other conditions or requirements with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, the Loans, such Lender's Revolving Credit Commitment, or any class of loans, letters of credit or commitments of which any of the Loans or such Lender's Revolving Credit Commitment forms a part, and the result of any of the foregoing is

               (i) to increase the cost to any Lender of making, funding, issuing, renewing, extending or maintaining any of the Loans or such Lender's Revolving Credit Commitment or any Letter of Credit, or

               (ii) to reduce the amount of principal, interest, Reimbursement Obligation or other amount payable to such Lender or the Administrative Agent hereunder on account of such Lender's Revolving Credit Commitment, any Letter of Credit or any of the Loans, or

               (iii) to require such Lender or the Administrative Agent to make any payment or to forego any interest or Reimbursement Obligation or other sum payable hereunder, the amount of which payment or foregone interest or Reimbursement Obligation or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Lender or the Administrative Agent from the Borrowers hereunder, then, and in each such case, the Borrowers will, upon demand made by such Lender or (as the case may be) the Administrative Agent at any time and from time to time and as often as the occasion therefor may arise, pay to such Lender or the Administrative Agent such additional amounts as will be sufficient to compensate such Lender or the Administrative Agent for such additional cost, reduction, payment or foregone interest or Reimbursement Obligation or other sum.

     6.7.CAPITAL ADEQUACY. If after the date hereof any Lender or the Administrative Agent determines that (a) the adoption of or change in any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) regarding capital requirements for Lenders or Lender holding companies or any change in the interpretation or application thereof by a Governmental Authority with appropriate jurisdiction, or (b) compliance by such Lender or the Administrative Agent or any corporation controlling such Lender or the Administrative Agent with any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) of any such entity regarding capital adequacy, has the effect of reducing the return on such Lender's or the Administrative Agent's commitment with respect to any Loans to a level below that which such Lender or the Administrative Agent could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or the Administrative Agent's then existing policies with respect to capital adequacy and assuming full utilization of such entity's capital) by any amount deemed by such Lender or (as the case may be) the Administrative Agent to be material, then such Lender or the Administrative Agent may notify the Borrowers of such fact. To the extent that the amount of such reduction in the return on capital is not reflected in the Base Rate, the Borrowers agree to pay such Lender or (as the case may be) the Administrative Agent for the amount of such reduction in the return on capital as and when such reduction is determined upon presentation by such Lender or (as the case may be) the Administrative Agent of a certificate in accordance with ss.6.8 hereof. Each LendeR shall allocate such cost increases among its customers in good faith and on an equitable basis.

     6.8. CERTIFICATE. A certificate setting forth any additional amounts payable pursuant to ss.ss.6.6 or 6.7 and a brIef explanation of such amounts which are due, submitted by any Lender or the Administrative Agent to the Borrowers, shall be conclusive, absent manifest error, that such amounts are due and owing.

     6.9. INDEMNITY. The Borrowers jointly and severally agree to indemnify each Lender and to hold each Lender harmless from and against any loss, cost or expense (including loss of anticipated profits) that such Lender may sustain or incur as a consequence of (a) default by the Borrowers in payment of the principal amount of or any interest on any Eurodollar Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by such Lender to banks of funds obtained by it in order to maintain its Eurodollar Rate Loans, (b) default by the Borrowers in making a borrowing or conversion after the Borrowers have given (or are deemed to have given) a Loan Request, notice (in the case of all or any portion of the Term Loans pursuant to ss.4.5.3) or a Conversion Request relating thereto iN accordance with ss.2.6 or ss.2.7 or ss.4.5 or (c) the making of any payment of a Eurodollar Rate Loan or the making oF any conversion of any such Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by such Lender to lenders of funds obtained by it in order to maintain any such Loans.

     6.10. INTEREST AFTER DEFAULT.

          6.10.1 . OVERDUE AMOUNTS. Overdue principal and (to the extent permitted by applicable law) interest on the Loans and all other overdue amounts payable hereunder or under any of the other Loan Documents shall bear interest compounded monthly and payable on demand at a rate per annum equal to (a) in the case of any Revolving Credit Loans or Term Loan A the Base Rate PLUS the Applicable Margin for Base Rate Loans then in effect PLUS three percent (3%) per annum and (b) in the case of Term Loan B, the Base Rate PLUS two and one-half percent (2.5%) plus three percent (3%) per annum, in each case until such amount shall be paid in full (after as well as before judgment).

          6.10.2 . AMOUNTS NOT OVERDUE. During the continuance of an Event of Default the principal of the Loans not overdue shall, until such Event of Default has been cured, remedied or waived by the Required Lenders pursuant to ss.17.12, bear interest at a rate per annum equal to the rate of interest applicable to overdue principal pursuant to ss.6.10.1.

     6.11. CONCERNING JOINT AND SEVERAL LIABILITY OF THE BORROWERS.

               (a) Each of the Borrowers is accepting joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Lenders and the Administrative Agent under this Credit Agreement, for the mutual benefit, directly and indirectly, of each of the Borrowers and in consideration of the undertakings of each other Borrower to accept joint and several liability for the Obligations.

               (b) Each of the Borrowers, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers, with respect to the payment and performance of all of the Obligations (including, without limitation, any Obligations arising under this ss.6.11), it being the intention of the parties hereto that all the Obligations shall be thE joint and several obligations of each of the Borrowers without preferences or distinction among them.

               (c) If and to the extent that any of the Borrowers shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event the other Borrowers will make such payment with respect to, or perform, such Obligation.

               (d) The Obligations of each of the Borrowers under the provisions of this ss.6.11 constitute the fulL recourse Obligations of each of the Borrowers enforceable against each such Person to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Credit Agreement or the other Loan Documents or any other circumstance whatsoever as to any other Borrower.

               (e) Except as otherwise expressly provided herein, each Borrower hereby waives promptness, diligence, presentment, demand, protest, notice of acceptance of its joint and several liability, notice of any and all advances of the Loans made under this Credit Agreement and the Notes, notice of occurrence of any Default or Event of Default (except to the extent notice is expressly required to be given pursuant to the terms of this Credit Agreement or any of the other Loan Documents), or of any demand for any payment under this Credit Agreement, notice of any action at any time taken or omitted by the Administrative Agent or the Lenders under or in respect of any of the Obligations hereunder, any requirement of diligence and, generally, all demands, notices and other formalities of every kind in connection with this Credit Agreement and the other Loan Documents. Each Borrower hereby waives all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshaling of assets of the Borrowers and any other entity or Person primarily or secondarily liable with respect to any of the Obligations, and all suretyship defenses generally. Each Borrower hereby assents to, and waives notice of, any extension or postponement of the time for the payment, or place or manner for payment, compromise, refinancing, consolidation or renewals of any of the Obligations hereunder, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Administrative Agent and the Lenders at any time or times in respect of any default by any Borrower in the performance or satisfaction of any term, covenant, condition or provision of this Credit Agreement and the other Loan Documents, any and all other indulgences whatsoever by the Administrative Agent and the Lenders in respect of any of the Obligations hereunder, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of such Obligations or the addition, substitution or release, in whole or in part, of any Borrower or any other entity or Person primarily or secondarily liable for any Obligation. Such Borrower further agrees that its Obligations shall not be released or discharged, in whole or in part, or otherwise affected by the adequacy of any rights which the Administrative Agent or any Lender may have against any collateral security or other means of obtaining repayment of any of the Obligations, the impairment of any collateral security securing the Obligations, including, without limitation, the failure to protect or preserve any rights which the Administrative Agent or any Lender may have in such collateral security or the substitution, exchange, surrender, release, loss or destruction of any such collateral security, any other act or omission which might in any manner or to any extent vary the risk of such Borrower, or otherwise operate as a release or discharge of such Borrower, all of which may be done without notice to such Borrower; PROVIDED, HOWEVER, that the foregoing shall in no way be deemed to create commercially unreasonable standards as to the Administrative Agent's duties as secured party under the Loan Documents (as such rights and duties are set forth therein). If for any reason any of the other Borrowers has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from any of the other Borrowers by reason of such other Borrower's insolvency, bankruptcy or reorganization or by other operation of law or for any reason, this Credit Agreement and the other Loan Documents to which it is a party shall nevertheless be binding on such Borrower to the same extent as if such Borrower at all times had been the sole obligor on such Obligations. Without limiting the generality of the foregoing, each Borrower assents to any other action or delay in acting or failure to act on the part of the Administrative Agent and the Lenders, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder which might, but for the provisions of this ss.6.11, afford grounds for terminating, discharging or relieving such Borrower, in whole or iN part, from any of its obligations under this ss.6.11, it being the intention of each Borrower that, so long as anY of the Obligations hereunder remain unsatisfied, the obligations of such Borrower under this ss.6.11 shall not bE discharged except by performance and then only to the extent of such performance. The Obligations of each Borrower under this ss.6.11 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any reconstruction or similar proceeding with respect to any other Borrower, or any of the Lenders. The joint and several liability of the Borrowers hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, ownership, membership, constitution or place of formation of any Borrower or the Lenders. Each of the Borrowers acknowledges and confirms that it has itself established its own adequate means of obtaining from each of the other Borrowers on a continuing basis all information desired by such Borrower concerning the financial condition of each of the other Borrowers and that each such Borrower will look to each of the other Borrowers and not to the Administrative Agent or any Lender in order for such Borrower to keep adequately informed of changes in each of the other Borrowers' respective financial conditions.

               (f) The  provisions  of this  ss.6.11 are made for the benefit of the Lenders and the AdministrativE Agent and their respective permitted successors and assigns, and may be enforced by it or them from time to time against any or all of the Borrowers as often as occasion therefor may arise and without requirement on the part of the Lenders or the Administrative Agent or such successor or assign first to marshall any of its or their claims or to exercise any of its or their rights against any of the other Borrowers or to exhaust any remedies available to it or them against any of the other Borrowers or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this ss.6.11 shalL remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by any Lender or the Administrative Agent upon the insolvency, bankruptcy or reorganization of any of the Borrowers, or otherwise, the provisions of this ss.6.11 will forthwith be reinstateD in effect, as though such payment had not been made.

               (g) Each of the Borrowers hereby agrees that it will not enforce any of its rights of reimbursement, contribution, subrogation or the like against the other Borrowers with respect to any liability incurred by it hereunder or under any of the other Loan Documents, any payments made by it to any of the Lenders or the Administrative Agent with respect to any of the Obligations or any collateral security therefor until such time as all of the Obligations have been irrevocably paid in full in cash. Any claim which any Borrower may have against any other Borrower with respect to any payments to the Lenders or the Administrative Agent hereunder or under any other Loan Documents are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Obligations arising hereunder or thereunder, to the prior payment in full of the Obligations and, in the event of any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceeding under the laws of any jurisdiction relating to any Borrower, its debts or its assets, whether voluntary or involuntary, all such Obligations shall be paid in full before any payment or distribution of any character, whether in cash, securities or other property, shall be made to any other Borrower therefor.

               (h) Each of the Borrowers hereby agrees that the payment of any amounts due with respect to the indebtedness owing by any Borrower to any other Borrower is hereby subordinated to the prior payment in full in cash of the Obligations. Each Borrower hereby agrees that after the occurrence and during the continuance of any Event of Default, such Borrower will not demand, sue for or otherwise attempt to collect any indebtedness of any other Borrower owing to such Borrower until the Obligations shall have been paid in full in cash. If, notwithstanding the foregoing sentence, such Borrower shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by such Borrower as trustee for the Administrative Agent and be paid over to the Administrative Agent for the PRO RATA accounts of the Lenders to be applied to repay the Obligations.

     6.12. FURR'S AS AGENT FOR OTHER BORROWERS. Each of the Borrowers, by its execution of this Credit Agreement, irrevocably authorizes Furr's to give and receive all notices and instructions, to take all actions and make such agreements expressed to be capable of being given, received or taken by Furr's or any other Borrower under this Credit Agreement and the other Loan Documents, including, without limitation, the making of any Loan Requests on behalf of such other Borrower, and notwithstanding that such notice, instruction, action or agreement may affect such other Borrower, and each Borrower shall, as regards the Administrative Agent and the Lenders, be bound thereby as though the Borrowers, as applicable, itself had given or received such notice or instruction, taken such action or made such agreement.

7.   COLLATERAL SECURITY.

     7.1. SECURITY OF BORROWERS. The Obligations shall be secured by a perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in all of the assets of each of the Borrowers, including accounts and notes receivable, inventory, equipment, real property, licenses, stock of each of the Borrowers (other than Furr's), intangible property and intellectual property, whether now owned or hereafter acquired, pursuant to the terms of the Security Documents to which each such Borrower is a party.

     7.2. COLLATERAL NOTES. In addition to the Term Notes and the Revolving Credit Notes, each of the Borrowers agrees that with respect to any of the Real Estate to be mortgaged by it or any of its Subsidiaries hereunder, it will execute and deliver or cause such Subsidiary to execute and deliver to the Administrative Agent such collateral notes (the "COLLATERAL NOTES") in such form as the Administrative Agent and the Borrowers may from time to time agree. The parties hereto hereby agree that (a) the aggregate amount of the outstanding Obligations shall not be increased by the issuance of the Collateral Notes and
(b) any payment or recovery on the Collateral Notes shall be applied to the Obligations pursuant to ss.14.4. All Collateral Notes shall be payable to the order of the Administrative Agent, on demand; PROVIDED that thE Administrative Agent hereby agrees that it shall not demand payment on any Collateral Note or negotiate such Collateral Note unless the Obligations shall have become immediately due and payable pursuant to ss.14.1.

8.    REPRESENTATIONS AND WARRANTIES.

     Each of the Borrowers represents and warrants to the Lenders and the Administrative Agent as follows:

     8.1. CORPORATE AUTHORITY.

          8.1.1 . INCORPORATION; GOOD STANDING. Each of the Borrowers and each of their Subsidiaries (a) is a corporation (or similar business entity) duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, (b) has all requisite corporate or partnership (or the equivalent company) power to own its property and conduct its business as now conducted and as presently contemplated, and
     (c) is in good standing as a foreign corporation (or similar business entity) and is duly authorized to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified would not have a Material Adverse Effect.

          8.1.2. AUTHORIZATION. The execution, delivery and performance of this Credit Agreement and the other Loan Documents to which any of the Borrowers or any of their Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby (a) are within the corporate or partnership (or the equivalent company) authority of such Person, (b) have been duly authorized by all necessary corporate (or the equivalent company) proceedings, (c) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of the Borrowers or any of their Subsidiaries is subject or any judgment, order, writ, injunction, license or permit applicable to any of the Borrowers or any of their Subsidiaries and (d) do not conflict with any provision of the Governing Documents of, or any agreement or other instrument binding upon, any of the Borrowers or any of their Subsidiaries.

          8.1.3 . ENFORCEABILITY. The execution and delivery of this Credit Agreement and the other Loan Documents to which any of the Borrowers or any of their Subsidiaries is or is to become a party will result in valid and legally binding obligations of such Person enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

     8.2. GOVERNMENTAL APPROVALS. The execution, delivery and performance by each Borrower and their Subsidiaries of this Credit Agreement and the other Loan Documents to which any of the Borrowers or any of their Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any governmental agency or authority other than those already obtained.

     8.3. TITLE TO PROPERTIES; LEASES. Attached hereto as SCHEDULE 8.3 is a complete list of Real Estate owned or leased by the Borrowers. The Borrowers and their Subsidiaries own all of the assets reflected in the consolidated balance sheet of the Borrowers and their Subsidiaries as at the Balance Sheet Date or acquired since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date), subject to no Liens or other rights of others, except Permitted Liens.

     8.4. FINANCIAL STATEMENTS AND PROJECTIONS.

          8.4.1 . FISCAL YEAR. The Borrowers and each of their Subsidiaries have a fiscal year consisting of twelve accounting periods each consisting of four or five weeks and ending on the dates set forth on SCHEDULE 8.4.1 hereto (with quarter-end dates in bold-face type). The term "Fiscal Year XXXX", where "XXXX" is a calendar year, shall refer to the fiscal year of the Borrowers and their Subsidiaries ending during or within seven (7) days following the last day of such calendar year.

          8.4.2. FINANCIAL STATEMENTS. There has been furnished to each of the Lenders (a) a consolidated balance sheet of the Borrowers and their Subsidiaries as at December 28, 1999, and a consolidated statement of income of the Borrowers and their Subsidiaries for the fiscal year then ended, certified by KPMG LLP, (b) a draft of the consolidated balance sheet of the Borrowers and their Subsidiaries as at the Balance Sheet Date, and a draft consolidated statement of income of the Borrowers and their Subsidiaries for the fiscal year then ended, to be certified by KPMG LLP and (c) an unaudited monthly consolidated financial statements of the Borrowers and their Subsidiaries as at February 6, 2001. Such balance sheets and statements of income have been prepared in accordance with GAAP (other than the omission of footnotes as to the financial statements referred to in clause (c) above and fairly present the financial condition of the Borrowers as at the close of business on the date thereof and the results of operations for the fiscal year then ended. There are no contingent liabilities of any of the Borrowers or any of their Subsidiaries as of such date involving material amounts, known to the officers of the Borrowers, which were not disclosed in such balance sheet and the notes related thereto.

          8.4.3. PRO FORMA BALANCE SHEET AND PROJECTIONS. The Borrowers have delivered to the Administrative Agent a consolidated PRO FORMA balance sheet as of the Closing Date reflecting the borrowing hereunder on such date, which PRO FORMA balance sheet has been prepared in good faith on the basis of the assumptions stated therein. The projections of the annual operating budgets of the Borrowers and their Subsidiaries on a consolidated basis, balance sheets and cash flow statements for the 2001 to 2005 fiscal years, copies of which have been delivered to each Lender, disclose all material assumptions made with respect to general economic, financial and market conditions used in formulating such projections. To the knowledge of any of the Borrowers or any of their Subsidiaries, no facts exist that (individually or in the aggregate) would result in any material adverse change in any of such projections. The projections are based upon reasonable estimates and assumptions, have been prepared on the basis of the assumptions stated therein and reflect the reasonable estimates of the Borrowers and their Subsidiaries of the results of operations and other information projected therein.

     8.5. NO MATERIAL ADVERSE CHANGES, ETC. Since the Balance Sheet Date there has been no event or occurrence which has had a Material Adverse Effect. Since the Balance Sheet Date, the Borrowers have not made any Distribution.

     8.6. LAWS, LICENSES; FRANCHISES, PATENTS, COPYRIGHTS, ETC.

          8.6.1 . LAWS, LICENSES. None of the Borrowers or their Subsidiaries is in violation of or delinquent with respect to, any decree, order, or arbitration award of any court or governmental authority, or any agreement with, or any license or permit from, any governmental authority, or any statute, law, license, rule or regulation including, without limitation, laws and regulations relating to food or liquor, occupational health and safety, equal employment opportunities, fair employment practices, and sex, race, religious or age discrimination, in any of the foregoing cases in a manner that could reasonably be expected to result in the imposition of substantial penalties or materially and adversely affect the financial condition, properties or business of the Borrowers and their Subsidiaries taken as a whole. Any and all approvals by any federal, state or local liquor authority necessary for the continued operation of any restaurant operated by any of the Borrowers or their Subsidiaries with full liquor service have been received and remain in full force and effect. As of the Closing Date, none of the Borrowers nor any of their Subsidiaries have any liquor licenses.

          8.6.2 . FRANCHISES, PATENTS, COPYRIGHTS, ETC. Each of the Borrowers and their Subsidiaries possesses all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of the business of the Borrowers and their Subsidiaries, substantially as such business is now conducted without known conflict with any rights of others.

     8.7. LITIGATION. Except as set forth in SCHEDULE 8.7 hereto, there are no actions, suits, proceedings or investigations of any kind pending or, to the best knowledge of the Borrowers, threatened against any of the Borrowers or any of their Subsidiaries before any Governmental Authority, that, (a) if adversely determined, might, either in any case or in the aggregate, (i) have a Material Adverse Effect or (ii) materially impair the right of the Borrowers and their Subsidiaries, considered as a whole, to carry on business substantially as now conducted by them, or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained on the consolidated balance sheet of the Borrowers and their Subsidiaries, or (b) which question the validity of this Credit Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

     8.8. NO MATERIALLY ADVERSE CONTRACTS, ETC. None of the Borrowers nor any of their Subsidiaries is subject to any Governing Document or other legal restriction, or any judgment, decree, order, law, statute, rule or regulation that has or is expected in the future to have a Material Adverse Effect. None of the Borrowers nor any of their Subsidiaries is a party to any contract or agreement that has or is expected, in the judgment of the Borrowers' officers, to have any Material Adverse Effect.

     8.9. COMPLIANCE WITH OTHER INSTRUMENTS, LAWS, ETC. None of the Borrowers nor any of their Subsidiaries is in violation of any provision of its Governing Documents, or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could result in the imposition of substantial penalties or have a Material Adverse Effect.

     8.10. TAX STATUS. Each of the Borrowers and their Subsidiaries (a) have made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which any of them is subject, (b) have paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and (c) have set aside on their books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and none of the officers of the Borrowers know of any basis for any such claim.

     8.11. NO EVENT OF DEFAULT. No Default or Event of Default has occurred and is continuing.

     8.12. HOLDING COMPANY AND INVESTMENT COMPANY ACTS. None of the Borrowers nor any of their Subsidiaries is a "HOLDING COMPANY", or a "SUBSIDIARY COMPANY" of a "HOLDING COMPANY", or an "AFFILIATE" of a "HOLDING COMPANY", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "INVESTMENT COMPANY", or an "AFFILIATED COMPANY" or a "PRINCIPAL UNDERWRITER" of an "INVESTMENT COMPANY", as such terms are defined in the Investment Company Act of 1940.

     8.13. ABSENCE OF FINANCING STATEMENTS, ETC. Except with respect to Permitted Liens and Liens which will be released simultaneously with the funding of the Term Loans contemplated by this Credit Agreement, there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry or other public office, that purports to cover, affect or give notice of any present or possible future Lien on any assets or property of any of the Borrowers or any of their Subsidiaries or any rights relating thereto.

     8.14. PERFECTION OF SECURITY INTEREST. All filings, assignments, pledges and deposits of documents or instruments have been made and all other actions have been taken that are necessary or advisable, under applicable law, to establish and perfect the Administrative Agent's security interest in the Collateral. The Collateral and the Administrative Agent's rights with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses. A Borrower or a Subsidiary of a Borrower party to one of the Security Agreements is the owner of the Collateral free from any Lien, except for Permitted Liens.

     8.15. CERTAIN TRANSACTIONS. Except for arm's length transactions pursuant to which any of the Borrowers or any of their Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than such Borrower or such Subsidiary could obtain from third parties, none of the officers, directors, or employees of any of the Borrowers or any of their Subsidiaries is presently a party to any transaction with any of the Borrowers or any of their Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Borrowers, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

     8.16. EMPLOYEE BENEFIT PLANS.

          8.16.1 . IN GENERAL. Each Employee Benefit Plan and each Guaranteed Pension Plan has been maintained and operated in compliance in all material respects with the provisions of ERISA and all Applicable Pension
     Legislation and, to the extent applicable, the Code, including but not limited to the provisions thereunder respecting prohibited transactions and the bonding of fiduciaries and other persons handling plan funds as required by ss.412 of ERISA. The Borrowers have heretofore delivered to the Administrative Agent (a) the most recently completed annual report, Form 5500, with all required attachments, and actuarial statement required to be submitted under ss.103(d) of ERISA, with respect to each Guaranteed Pension Plan and (b) a copy of the Cavalcade Pension Plan.

          8.16.2 . TERMINABILITY OF WELFARE PLANS. No Employee Benefit Plan, which is an employee welfare benefit plan within the meaning of ss.3(1) or ss.3(2)(B) of ERISA, provides benefit coverage subsequent to termination of employmeNt, except as required by Title I, Part 6 of ERISA or the applicable state insurance laws. The Borrowers may terminate each such Plan at any time (or at any time subsequent to the expiration of any applicable bargaining agreement) in the discretion of the Borrowers without liability to any Person other than for claims arising prior to termination.

          8.16.3 . GUARANTEED PENSION PLANS. Each contribution required to be made to a Guaranteed Pension Plan, whether required to be made to avoid the incurrence of an accumulated funding deficiency, the notice or lien provisions of ss.302(f) of ERISA, or otherwise, has been timely made. No waiver of an accumulated funding deficiency or extension of amortization periods has been received with respect to any Guaranteed Pension Plan, and none of the Borrowers nor any ERISA Affiliate is obligated to or has posted security in connection with an amendment to a Guaranteed Pension Plan pursuant to ss.307 of ERISA or ss.401(a)(29)of the Code.No liability to the PBGC (other than required insurance premiums, all of which have been paid) has been incurred by any Borrower or any ERISA Affiliate with respect to any Guaranteed Pension Plan and there has not been any ERISA Reportable Event (other than an ERISA Reportable Event as to which the requirement of 30 days notice has been waived), or any other event or condition which presents a material risk of termination of any Guaranteed Pension Plan by the PBGC. Based on the most recent valuation of each Guaranteed Pension Plan occurring prior to the Closing Date (as reported in the footnotes to the draft financial statements of the Borrowers for the Fiscal Year ended January 2, 2001) and on the actuarial methods and assumptions employed for that valuation, on January 2, 2001 the aggregate benefit liabilities of all such Guaranteed Pension Plans within the meaning of ss.4001 of ERISA did not exceed the aggregate value of the assets of all such Guaranteed Pension Plans by an amount in excess of $6,428,000, disregarding for this purpose the benefit liabilities and assets of any Guaranteed Pension Plan with assets in excess of benefit liabilities.

          8.16.4 . MULTIEMPLOYER PLANS. None of the Borrowers nor any ERISA Affiliate has incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under ss.4201 of ERISA or as a result of a sale of assets described in ss.4204 of ERISA. None of the Borrowers nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of ss.4241 or ss.4245 of ERISA or is at risk of entering reorganization or becoming insolvent, or that any Multiemployer Plan intends to terminate or has been terminated under ss.4041A oF ERISA.

     8.17. USE OF PROCEEDS.

          8.17.1 . GENERAL. The proceeds of the Loans shall be used to refinance the Existing Debt, to pay fees and expenses associated with such refinancing, the acquisition, construction and upgrade of Units and for working capital and general corporate purposes. The Borrowers will obtain Letters of Credit solely for working capital and general corporate purposes.

          8.17.2 . REGULATIONS U AND X. No portion of any Loan is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of purchasing or carrying any "MARGIN SECURITY" or "MARGIN STOCK" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

          8.17.3 . INELIGIBLE SECURITIES. No portion of the proceeds of any Loans is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of knowingly purchasing, or providing credit support for the purchase of, during the underwriting or placement period or within thirty (30) days thereafter, any Ineligible Securities underwritten or privately placed by a Financial Affiliate.

     8.18. ENVIRONMENTAL COMPLIANCE. The Borrowers have taken all necessary and reasonable steps to investigate the condition and usage of the Real Estate and the operations conducted thereon and, based upon such investigation, has determined that:

          (a) except as set forth on SCHEDULE 8.18, none of the Borrowers, their Subsidiaries or to the knowledge of the Borrowers any operator of the Real Estate or any operations thereon is in violation, or alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state, local or foreign law, statute, regulation, ordinance, order or decree relating to health, safety or the environment (hereinafter "ENVIRONMENTAL LAWS"), which violation would have a Material Adverse Effect;

          (b) except as set forth on SCHEDULE 8.18, none of the Borrowers nor any of their Subsidiaries has received notice from any third party including, without limitation, any Governmental Authority, (i) that any one of them has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B; (ii) that any hazardous waste, as defined by 42 U.S.C. ss.6903(5), any hazardous substances as defineD by 42 U.S.C. ss.9601(14), any pollutant or contaminant as defined by 42 U.S.C. ss.9601(33) and any toxic substancEs, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("HAZARDOUS SUBSTANCES") which any one of them has generated, transported or disposed of has been found at any site at which a Governmental Authority has conducted or has ordered that any Borrower or any of their Subsidiaries conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances;

          (c) except as set forth on SCHEDULE 8.18 attached hereto: (i) none of the Borrowers, their Subsidiaries, their Operators or, to the best of the Borrowers' knowledge, any past owner or operator has used any portion of the Real Estate for the handling, processing, storage or disposal of Hazardous Substances except in accordance with applicable Environmental Laws; and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of the Real Estate; (ii) in the course of any activities conducted by the Borrowers, their Subsidiaries or operators of its properties, no Hazardous Substances have been generated or are being used on the Real Estate except in accordance with applicable Environmental Laws; (iii) during the ownership or lease of any Real Estate by any of the Borrowers or their Subsidiaries, or to the best of the Borrowers' knowledge, prior to such time, there have been no releases (i.e. any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping) or, to the best knowledge of the Borrowers, threatened releases of Hazardous Substances on, upon, into or from the properties of the Borrowers or their Subsidiaries, which releases would have a material adverse effect on the value of any of the Mortgaged Property or adjacent properties or the environment; (iv) to the best of each Borrower's knowledge, there have been no releases on, upon, from or into any real property in the vicinity of any of the Real Estate which, through soil or groundwater contamination, may have come to be located on, and which would have a material adverse effect on the value of, the Real Estate; and (v) in addition, during the ownership or lease of any Real Estate by any of the Borrowers or their Subsidiaries, or to the best of the Borrowers' knowledge, prior to such time, any Hazardous Substances that have been generated on any such Real Estate have been transported offsite only by carriers having an identification number issued by the EPA (or the equivalent thereof in any foreign jurisdiction), treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities have been and are, to the best of each Borrower's knowledge, operating in compliance with such permits and applicable Environmental Laws; and

          (d) none of the Borrowers, their Subsidiaries, any Mortgaged Property or any of the other Real Estate is subject to any applicable Environmental Law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any Governmental Authority or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the recording of any Mortgage or to the effectiveness of any other transactions contemplated hereby.

     8.19. SUBSIDIARIES, ETC. SCHEDULE 8.19, as such SCHEDULE 8.19 may be updated from time to time in accordance with the provisions of ss.9.17, lists all Subsidiaries of each Borrower. Except as set forth on SCHEDULE 8.19 hereto, none oF the Borrowers or their Subsidiaries is engaged in any joint venture or partnership with any other Person.

     8.20. BANK ACCOUNTS. SCHEDULE 8.20 sets forth the account numbers and location of all bank accounts of each Borrower and their Subsidiaries.

     8.21. DISCLOSURE. Neither this Credit Agreement nor any of the other Loan Documents nor any other written information provided to the Lenders by any Borrower or any of their Subsidiaries contains any untrue statement of a material fact or omits to state a material fact (known to any of the Borrowers or any of their Subsidiaries in the case of any document or information not furnished by it or any of its Subsidiaries) necessary in order to make the statements herein or therein not misleading. There is no fact known to any of the Borrowers or any of their Subsidiaries which has a Material Adverse Effect, or which is reasonably likely in the future to have a Material Adverse Effect, exclusive of effects resulting from changes in general economic conditions, legal standards or regulatory conditions.

     8.22. LEASES. The execution, delivery and performance of this Credit Agreement and the other Loan Documents to which the Borrowers or any of their Subsidiaries is a party (including a pledge by the Borrowers to the Administrative Agent of all the Capital Stock of the Borrowers (other than Furr's) and the realization by the Administrative Agent on such pledge), will not create a default under any Real Estate Lease under which the Borrowers or any of their Subsidiaries is presently a lessee or sublessee which default is likely to have a Material Adverse Effect.

     8.23. SOLVENCY. Both before and after giving effect to this Credit Agreement and the other Loan Documents, all of the Borrowers and their
Subsidiaries on a consolidated basis are Solvent. As used herein, "SOLVENT" shall mean that the Borrowers and their Subsidiaries on a consolidated basis (a) will be able to pay their Debts (as defined below) as they become due, (b) will have property which will have a present "fair saleable value" (as described below) greater on a going-concern basis than their probable liability on their Debts as they become absolute and matured, (c) will have property on a going-concern basis that will have a "fair saleable value" greater than the sum of all their Debts, and (d) both before and after giving effect to the execution, delivery and effectiveness of this Credit Agreement and the transactions contemplated hereby, shall not, have not nor will have unreasonably small capital, or be engaged in any businesses or transactions or intend to be engaged in any businesses or transactions for which they have on a consolidated basis unreasonably small capital. For purposes hereof, the "fair saleable value" of the Borrowers' and their Subsidiaries' property has been determined on the basis of the amount which may be realized within a reasonable time, either through collection or sale of such property at the regular market value (determined as the amount which could be obtained for the property in question within such period by a capable and diligent business Person from an interested buyer who is willing to purchase under ordinary selling conditions); and "Debts" means all liabilities, obligations, commitments and indebtedness of any and every kind and nature (including all obligations to trade creditors), whether heretofore, now, or hereafter owing, arising, due or payable by any of the Borrowers or their Subsidiaries to any Person and howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise.

     8.24. UNITS. SCHEDULE 8.25 sets forth, as of the Closing Date, the names and addresses of each Unit and identifies, as of the Closing Date, and which of those Units are in operation.

     8.25. FRANCHISE AGREEMENTS. None of the Borrowers or any of their Subsidiaries are party to any franchise agreements.

9. AFFIRMATIVE  COVENANTS.

     Each of the Borrowers covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Lender has any obligation to make any Loans or the Administrative Agent has any obligation to issue, extend or renew any Letters of Credit:

     9.1. PUNCTUAL PAYMENT. The Borrowers will duly and punctually pay or cause to be paid the principal and interest on the Loans, all Fees and all other amounts provided for in this Credit Agreement and the other Loan Documents to which any of the Borrowers or any of their Subsidiaries is a party, all in accordance with the terms of this Credit Agreement and such other Loan Documents.

     9.2. MAINTENANCE OF OFFICE. Each of the Borrowers will maintain its chief executive office in Richardson, Texas, or at such other place in the United States of America as such Borrower shall designate upon written notice to the Administrative Agent, where notices, presentations and demands to or upon such Borrower in respect of the Loan Documents to which such Borrower is a party may be given or made.

     9.3. RECORDS AND ACCOUNTS. Each of the Borrowers will (a) keep, and cause each of their Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with GAAP, (b) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its properties and the properties of its Subsidiaries, contingencies, and other reserves, and (c) at all times engage KPMG LLP or other independent certified public accountants reasonably satisfactory to the Administrative Agent as the independent certified public accountants of the Borrowers and their Subsidiaries and will not permit more than thirty (30) days to elapse between the cessation of such firm's (or any successor firm's) engagement as the independent certified public accountants of the Borrowers and their Subsidiaries and the appointment in such capacity of a successor firm as shall be reasonably satisfactory to the Administrative Agent.

     9.4. FINANCIAL STATEMENTS, CERTIFICATES AND INFORMATION. The Borrowers will deliver to each of the Lenders:

          (a) as soon as practicable, but in any event not later than April 17, 2001 in the case of Fiscal Year 2000 and not later than ninety (90) days after the end of each subsequent Fiscal Year of the Borrowers, the consolidated balance sheet of the Borrowers and their Subsidiaries as at the end of such year, and the related consolidated statement of income and consolidated statement of cash flow for such year, each setting forth in comparative form the figures for the previous Fiscal Year and all such consolidated statements to be in reasonable detail, prepared in accordance with GAAP, and certified, without qualification and without an expression of uncertainty as to the ability of any of the Borrowers or any of their Subsidiaries to continue as going concerns, by KPMG LLP or by other independent certified public accountants reasonably satisfactory to the Administrative Agent, together with a written statement from such accountants to the effect that they have read a copy of this Credit
     Agreement, and that, in making the examination necessary to said certification, they have obtained no knowledge of any Default or Event of Default, or, if such accountants shall have obtained knowledge of any then existing Default or Event of Default they shall disclose in such statement any such Default or Event of Default; PROVIDED that such accountants shall not be liable to the Lenders for failure to obtain knowledge of any Default or Event of Default;

          (b) as soon as practicable, but in any event not later than forty-five
     (45) days after the end of each of the fiscal quarters of the Borrowers, copies of the unaudited consolidated balance sheet of the Borrowers and their Subsidiaries as at the end of such quarter, and the related consolidated statement of income and consolidated statement of cash flow for the portion of the Borrowers' Fiscal Year then elapsed, all in reasonable detail and prepared in accordance with GAAP, together with a certification by the principal financial or accounting officer of the
     Borrowers  that the  information  contained  in such  financial  statements fairly presents the financial position of the Borrowers and their Subsidiaries on the date thereof (subject to year-end adjustments and footnotes);

          (c) as soon as practicable, but in any event within thirty (30) days after the end of each month in each fiscal year of the Borrowers, unaudited monthly consolidated financial statements of the Borrowers and their Subsidiaries for such month prepared in accordance with GAAP, together with a certification by the principal financial or accounting officer of the Borrowers that the information contained in such financial statements fairly presents the financial condition of the Borrowers and their

     Subsidiaries on the date thereof (subject to year-end adjustments and footnotes);

          (d) as soon as practicable, but in any event not later than (i) thirty
     (30) days after the end of each of the fiscal months of the Borrowers and their Subsidiaries, (ii) forty five (45) days after the end of each of the fiscal quarters of the Borrowers and their Subsidiaries and (iii) ninety
     (90) days after the end of each Fiscal Year of the Borrowers and their Subsidiaries, detailed income statements with respect to such month, quarter or year, as applicable, on an individual Unit-by-Unit basis for each Unit operated by any Borrower or a Subsidiary of a Borrower, such income statements to include the corresponding figures for each Unit from the corresponding period during the previous fiscal year, Unit-by-Unit income to be determined without any deduction or adjustment for expenses related to interest, income taxes, depreciation or amortization or other non-cash charges, gains or losses on the sale of Capital Assets or corporate overhead that may be attributable to such Unit, and to be in a form reasonably satisfactory to the Administrative Agent;

          (e) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement certified by the principal financial or accounting officer of the Borrowers in substantially the form of EXHIBIT E hereto (a "COMPLIANCE CERTIFICATE") and setting forth in reasonable detail computations evidencing compliance with the covenants contained in ss.11 and (if applicable) reconciliations tO reflect changes in GAAP since the Balance Sheet Date;

          (f) contemporaneously with the filing or mailing thereof, copies of all material of a financial nature filed with the Securities and Exchange Commission or sent to the stockholders of the Borrowers;

          (g) as soon as  practicable  , but in any event not later than  thirty
     (30) days following the end of each Fiscal Year of the Borrowers and otherwise from time to time upon request of the Administrative Agent, one-year budgets of the Borrowers and their Subsidiaries, and, upon the request of the Administrative Agent, projections of the Borrowers and their Subsidiaries updating those projections delivered to the Lenders and referred to in ss.8.4.2 or, if applicable, updating any later such projections delivered in response to a requesT pursuant to this ss.9.4(g); and

          (h) from time to time such other financial data and information (including accountants, management letters) as the Administrative Agent or any Lender may reasonably request.

     9.5. NOTICES.

          9.5.1. DEFAULTS. Each of the Borrowers will promptly notify the Administrative Agent and each of the Lenders in writing of the occurrence of any Default or Event of Default, together with a reasonably detailed description thereof, and the actions the Borrowers propose to take with respect thereto. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Credit Agreement or any other note, evidence of indebtedness, indenture or other obligation to which or with respect to which any of the Borrowers or any of their Subsidiaries is a party or obligor, whether as principal, guarantor, surety or otherwise, the Borrowers shall forthwith give written notice thereof to the Administrative Agent and each of the Lenders, describing the notice or action and the nature of the claimed default.

          9.5.2 . ENVIRONMENTAL EVENTS. Each of the Borrowers will promptly give notice to the Administrative Agent and each of the Lenders (a) of any violation of any Environmental Law that any of the Borrowers or any of their Subsidiaries reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any Governmental Authority and (b) upon becoming aware thereof, of any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, of any Governmental Authority that could have a Material Adverse Effect.

          9.5.3 . NOTIFICATION OF CLAIM AGAINST COLLATERAL. Each of the Borrowers will, immediately upon becoming aware thereof, notify the Administrative Agent and each of the Lenders in writing of any setoff, claims (including, with respect to the Real Estate, environmental claims), withholdings or other defenses to which any of the Collateral, or the Administrative Agent's rights with respect to the Collateral, are subject.

          9.5.4. NOTICE OF LITIGATION AND JUDGMENTS. Each of the Borrowers will, and will cause each of its Subsidiaries to, give notice to the Administrative Agent and each of the Lenders in writing within fifteen (15) days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting any of the Borrowers or any of their Subsidiaries or to which any of the Borrowers or any of their Subsidiaries is or becomes a party involving an uninsured claim against any of the Borrowers or any of their Subsidiaries that could reasonably be expected to have a Material Adverse Effect on any of the Borrowers or any of their Subsidiaries and stating the nature and status of such litigation or proceedings. Each of Borrowers will, and will cause each of their Subsidiaries to, give notice to the Administrative Agent and each of the Lenders, in writing, in form and detail satisfactory to the Administrative Agent, within ten (10) days of any judgment not covered by insurance, final or otherwise, against any of the Borrowers or any of their Subsidiaries in an amount in excess of $250,000.

          9.5.5 . NOTICE AND DELIVERY OF FRANCHISE AGREEMENTS AND NEW UNITS. Each of the Borrowers will give notice to the Administrative Agent in writing within thirty (30) days of it or any of their Subsidiaries entering into or modifying any material provisions relating to compensation, term or advertising requirements under any franchise agreement with any franchisee and will deliver to the Administrative Agent any franchise agreement to which it or any of its Subsidiaries is party within thirty (30) days of such Person entering into such agreement. Each of the Borrowers shall inform the Administrative Agent of any new Unit locations within thirty
     (30) Business Days of it or any of their Subsidiaries entering into a lease for, or otherwise acquiring, the premises of such Unit.

     9.6. LEGAL EXISTENCE; MAINTENANCE OF PROPERTIES. Each of the Borrowers will do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence, rights and franchises and those of their Subsidiaries and will not, and will not cause or permit any of their Subsidiaries to, convert to a limited liability company or a limited liability partnership. Each of the Borrowers (a) will cause all of its properties and those of its Subsidiaries used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, (b) will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of such Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, and (c) will, and will cause each of its Subsidiaries to, continue to engage primarily in the businesses now conducted by them and in related businesses; PROVIDED that nothing in this ss.9.6 shall prevent any of the Borrowers froM (i) discontinuing the operation and maintenance of any of their properties or any of those of their Subsidiaries if such discontinuance is, in the judgment of the Borrowers, desirable in the conduct of its or their business and that do not in the aggregate have a Material Adverse Effect and (ii) allowing the federal trademark registration referred to in the Trademark Assignments as the "Lapsing Trademarks" to lapse.

     9.7. INSURANCE.

          9.7.1. REQUIRED INSURANCE. Each of the Borrowers will, and will cause each of its Subsidiaries to, maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent. Without limiting the foregoing,
     (a) such insurance shall be in such minimum amounts that such Person will not be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Administrative Agent, (b) all such insurance shall be payable to the Administrative Agent as loss payee under a "standard" or "New York" loss payee clause for the benefit of the Lenders and the Administrative Agent,
     (c) each such Person will (i) keep all of its physical property insured with casualty or physical hazard insurance on an "all risks" basis, with broad form flood coverage if such property is in a "Flood Zone" under FEMA, earthquake coverage in accordance with the general practices of businesses engaged in similar activities in similar geographic areas, electronic data processing coverage, with a full replacement cost endorsement and an "agreed amount" clause in an amount equal to 100% of the full replacement cost of such property, subject to aggregate sublimits for flood and earthquake equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, (ii) maintain all such workers' compensation or similar insurance as may be required by law and
     (iii) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of such Person; business interruption insurance; and product liability insurance. Each of the Borrowers will, and will cause each of its Subsidiaries to, maintain insurance on the Mortgaged Properties in accordance with the terms of the Mortgages.

          9.7.2. INSURANCE PROCEEDS. The proceeds of any casualty insurance in respect of any Casualty Event shall, subject to the rights, if any, of other parties with a prior interest in the property covered thereby, (i) so long as no Event of Default has occurred and is continuing and to the extent that the amount of such proceeds is less than $500,000, be disbursed to the applicable Borrower for reinvestment in such Borrower's business or, if not so reinvested within two hundred and seventy (270) days after receipt thereof, for application to the Obligations in accordance with ss.4.4.2.4 and (ii) in all other circumstances, be held by the Administrative Agent as cash collateral for the Obligations until the earlier of (A) so long as no Event of Default has occurred and is continuing, the Administrative Agent releases such proceeds to the Borrowers for the reinvestment in the Borrowers' business in a manner reasonably satisfactory to the Administrative Agent or (B) the date that is two hundred and seventy (270) days from disbursement of such insurance proceeds by the applicable insurer, at which time such proceeds shall be applied to the Obligations in accordance with ss.4.4.2.4. The Administrative Agent may, so long as no Default or Event of Default has occurred and is continuing and the Borrowers are not required to apply such proceeds to prepay the Obligations pursuant to ss.4.4.2.3, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Administrative Agent may reasonably prescribe, for direct application by such Borrower solely to the repair or replacement of such Borrower's property so damaged or destroyed or other reinvestment in the Borrowers' business. In the event that such proceeds have not been reinvested in the Borrowers' business within two hundred and seventy (270) days after the earlier to occur of receipt thereof by the Borrowers or receipt thereof by the Administrative Agent, the

     Administrative Agent shall apply all or any part of such proceeds to the Obligations as provided in ss.4.4.2.3.

          9.7.3 . NOTICE OF CANCELLATION. All policies of insurance shall provide for at least thirty (30) days prior written notice of cancellation, modification or nonrenewal to the Administrative Agent. In the event of failure by any Borrower to provide and maintain insurance as herein provided, the Administrative Agent may, at its option, provide such insurance and charge the amount thereof to the Borrowers. The Borrowers shall furnish the Administrative Agent with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

     9.8. TAXES. Each of the Borrowers will, and will cause each of their Subsidiaries to, duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon it and its Real Estate, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a Lien or charge upon any of its property; PROVIDED that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if such Borrower or such Subsidiary shall have set aside on its books adequate reserves with respect thereto; PROVIDED FURTHER that each Borrower and each Subsidiary of the Borrowers will pay all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any Lien that may have attached as security therefor; and PROVIDED FURTHER that, with respect to any contested tax, assessment, charge, levy or claim, the Borrowers and their Subsidiaries shall furnish a good and sufficient bond or surety to the extent requested by and as reasonably satisfactory to the Administrative Agent.

     9.9. INSPECTION OF PROPERTIES AND BOOKS, ENVIRONMENTAL AUDITS, ETC.

          9.9.1 . GENERAL. Each of the Borrowers shall permit the Lenders, through the Administrative Agent or any of the Lenders' other designated representatives, to visit and inspect any of the properties of any of the Borrowers or any of their Subsidiaries, to examine the books of account of the Borrowers and their Subsidiaries (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of the Borrowers and their Subsidiaries with, and to be advised as to the same by, its and their officers, all at such reasonable times and intervals as the Administrative Agent or any Lender may reasonably request and, so long as no Event of Default is then continuing, upon reasonable advance notice.

          9.9.2. ENVIRONMENTAL ASSESSMENTS. During the continuance of an Event of Default, or if the Administrative Agent reasonably determines that any material adverse developments have occurred on any Mortgaged Property which might violate or result in a condition which violates any Environmental Laws, the Administrative Agent may, in its discretion for the purpose of assessing and ensuring the value of any Mortgaged Property, obtain one or more environmental assessments or audits of such Mortgaged Property prepared by a hydrogeologist, an independent engineer or other qualified consultant or expert approved by the Administrative Agent to evaluate or confirm (a) whether any Hazardous Materials are present in the soil or water at such Mortgaged Property and (b) whether the use and operation of such Mortgaged Property complies with all Environmental Laws. Environmental assessments may include without limitation detailed visual inspections of such Mortgaged Property including any and all storage areas, storage tanks, drains, dry wells and leaching areas, and the taking of soil samples, surface water samples and ground water samples, as well as such other investigations or analyses as the Administrative Agent deems appropriate. All such environmental assessments shall be conducted and made at the expense of the Borrowers. No more than one such assessment with respect to each Mortgaged Property shall be made in any twelve month period unless the Administrative Agent reasonably determines that significant material changes have occurred on such Mortgaged Property since the previous assessment thereof and will be conducted in such a manner as will not unnecessarily interfere with a Borrower's operations. The Administrative Agent shall deliver a copy of all such environmental reports and assessments to Borrowers.

          9.9.3 . COMMUNICATIONS WITH ACCOUNTANTS. Each of the Borrowers authorizes the Administrative Agent and, if accompanied by the
     Administrative Agent, the Lenders to communicate directly with the Borrowers' independent certified public accountants and authorizes such accountants to disclose to the Administrative Agent and the Lenders any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of any of the Borrowers or any of their Subsidiaries. At the request of the Administrative Agent, the Borrowers shall deliver a letter addressed to such accountants instructing them to comply with the provisions of this ss.9.9.3.

          9.9.4 . ENVIRONMENTAL MONITORING. The Borrowers will comply with the requirements outlined in that certain letter from MFG Consulting Scientists and Engineers dated April 3, 2001 and attached hereto as EXHIBIT H for the site referenced in such letter and shall promptly deliver all reports and test results in connection therewith to the Administrative Agent.

     9.10. COMPLIANCE WITH LAWS, CONTRACTS, LICENSES, AND PERMITS. Each of the Borrowers will, and will cause each of their Subsidiaries to, comply with (a) the applicable laws and regulations wherever its business is conducted, including all Environmental Laws, except to the extent that the failure to do so would not have a Material Adverse Effect, (b) the provisions of its Governing Documents, (c) all agreements and instruments by which it or any of its properties may be bound, except to the extent that the failure to do so would not have a Material Adverse Effect, and (d) all applicable decrees, orders, and judgments, except to the extent that the failure to do so would not have a Material Adverse Effect. If any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that any of the Borrowers or any of their Subsidiaries may fulfill any of its obligations hereunder or any of the other Loan Documents to which such Borrower or such Subsidiary is a party, such Borrower will, or (as the case may be) will cause such Subsidiary to, immediately take or cause to be taken all reasonable steps within the power of such Borrower or such Subsidiary to obtain such authorization, consent, approval, permit or license and furnish the Administrative Agent and the Lenders with evidence thereof. Without limiting the foregoing, each of the Borrowers will, and will cause each of its Subsidiaries to, obtain any and all approvals by any federal, state or local liquor authority necessary for the continued operation at all times of any Unit operated by any of the Borrowers or their Subsidiaries with full liquor service.

     9.11. EMPLOYEE BENEFIT PLANS. Each of the Borrowers will (a) promptly upon filing the same with the Department of Labor or Internal Revenue Service upon request of the Administrative Agent, furnish to the Administrative Agent a copy of the most recent actuarial statement required to be submitted under ss.103(d) of ERISA and Annual Report, Form 5500, with alL required attachments, in respect of each Guaranteed Pension Plan, and (b) promptly upon receipt or dispatch, furnish to the Administrative Agent any notice, report or demand sent or received in respect of a Guaranteed Pension Plan under ss.ss.302, 4041, 4042, 4043, 4063, 4065, 4066 and 4068 of ERISA, or in respect of a Multiemployer Plan, under ss.ss.4041A, 4202, 4219, 4242, or 4245 of ERISA.

     9.12. USE OF PROCEEDS. The Borrowers will use the proceeds of the Loans and obtain Letters of Credit solely for the purposes set forth in ss.8.17.1.

     9.13.ADDITIONAL MORTGAGED PROPERTY; NOTICE OF LEASES; SURVEYS AND TITLE INSURANCE. If, after the Closing Date, any of the Borrowers or their Subsidiaries acquires or leases for a term in excess of ten (10) years real estate, and if such acquired property is not subject to a binding commitment pursuant to which such property will be subject to a Permitted Sale-Leaseback (or a Permitted Lien under ss.10.2(viii) to secure purchase money indebtedness which by its terms prohibitS additional Liens on such property of the type contemplated hereby), upon the request of the Administrative Agent such Borrower shall, or shall cause such Subsidiary to (a) forthwith deliver to the Administrative Agent for the benefit of the Lenders and the Administrative Agent a fully executed valid and enforceable first priority (except for purchase money Liens permitted under ss.10.2(viii)) mortgage or deed of trust over such acquired real estate free and clear of all defectS and encumbrances except for

Permitted Liens or (b) use its commercially reasonable best efforts forthwith to deliver to the Administrative Agent for the benefit of the Lenders and the Administrative Agent a fully executed valid and enforceable first priority (except for purchase money Liens permitted under ss.10.2(viii)) leasehold mortgage over sucH leased real estate free and clear of all defects and encumbrances except for Permitted Liens, as applicable, each such mortgage, leasehold mortgage or deed of trust to be in form and substance satisfactory to the Administrative Agent, together with title insurance policies, surveys, evidences of insurances with the Administrative Agent named as loss payee and additional insured, legal opinions, required landlord waivers and consents and other documents and certificates with respect to such real estate (such policies, surveys, evidence of insurance, opinions and other documents and certificates referred to in this ss.9.13 as "REAL ESTATE DOCUMENTATION") as is comparable to what was received in respect of thE Mortgaged Property as of the Closing Date or as otherwise required by the Administrative Agent. If, after the Closing Date, any of the Borrowers or their Subsidiaries leases real estate or any lease of Real Estate is extended or otherwise modified in any respect, the applicable Borrower shall, or shall cause the applicable Subsidiary to, use its commercially reasonable best efforts to cause the relevant lessor to execute and deliver (a) a notice of lease (to the extent that a notice of lease is not already recorded in respect of such lease) in form meeting all statutory and recording requirements of the jurisdiction in which the relevant real property is located and (b) a landlord waiver and consent with respect to such leasehold in form and substance reasonably satisfactory to the Administrative Agent.

     9.14. BANK ACCOUNTS. On or prior to the Closing Date, each of the Borrowers will, and will cause each of their Subsidiaries to cause all cash receipts, checks and cash proceeds of accounts receivable and other Collateral of the Borrowers and their Subsidiaries to be deposited only into depository accounts with financial institutions that have entered into agency account agreements in substantially the form of EXHIBIT G hereto or in such other form as the Administrative Agent may approve (such agency account agreements referred to herein as "AGENCY ACCOUNT AGREEMENTS" and such depository accounts with financial institutions that have entered into such Agency Account Agreements referred to herein as "AGENCY ACCOUNTS"). The Agency Account Agreements shall provide that at any time before the occurrence of an Event of Default, such Borrower or such Subsidiary, as applicable, shall be entitled, subject to the terms and conditions of such Agency Account Agreements, to direct the financial institutions party thereto to cause all funds of the Borrowers and their Subsidiaries held in the Agency Accounts at such financial institutions to be transferred in accordance with the instructions of such Borrower or such Subsidiary, as applicable. The Agency Account Agreements shall provide that at any time following the occurrence of an Event of Default, the Administrative Agent shall be entitled to direct the financial institutions party thereto to cause all funds of the Borrowers and their Subsidiaries held in the Agency Accounts at such financial institutions to be transferred immediately and at any time thereafter to the Administrative Agent to be applied to the Obligations or held as Collateral, as the Administrative Agent deems appropriate. The Borrowers shall cause all cash receipts and checks in excess of $5,000 at each Unit to be deposited into an Agency Account on at least two separate Business Days during each week (a "week," for the purposes of this ss.9.14, being deemed to begin at the beginning of eacH Monday and end at the end of the following Friday). Notwithstanding the foregoing, the Borrowers may maintain deposits in non-Agency Accounts provided that the aggregate amount of funds in any one such non-Agency Account shall not exceed $10,000 and the aggregate amount of funds in all non-Agency Accounts shall not exceed $50,000.

     9.15. INTEREST RATE PROTECTION. The Borrowers will, not later than July 31, 2001, purchase an interest cap or swap or effect other interest rate protection arrangements in a minimum aggregate amount of not less than $20,000,000 for a period of not less than two (2) years and on other terms and conditions satisfactory to the Administrative Agent.

     9.16. CONDUCT OF BUSINESS; STORES. The Borrowers will, and will cause their Subsidiaries to, continue to engage only in the business of owning and operating cafeteria and buffet style restaurants and in businesses and activities closely related thereto.

     9.17. NEW SUBSIDIARIES. Any new Subsidiary of any Borrower acquired in connection with any Permitted Acquisition to the extent permitted under ss.10.5.3 or otherwise created shall become a Borrower hereunder and become a party to thE Security Documents by (a) signing a joinder agreement, (b) signing allonges to the Revolving Credit Notes and the Term Notes in form and substance satisfactory to the Administrative Agent, and (c) providing such other documentation as the Administrative Agent may reasonably request, including, without limitation, amendments to the Securities Pledge Agreement or new pledge agreements in substantially the same form, mortgages or deeds of trust required by ss.9.13 above, UCC searcheS and filings, legal opinions and corporate or other authorization documentation with respect to such new Subsidiary and other documentation with respect to the conditions specified in ss.12 hereof, and 100% of the equity interests and assets oF each such new Subsidiary shall be pledged to the Administrative Agent for the benefit of the Lenders and the
Administrative Agent. In such event, the Administrative Agent is hereby authorized by the parties hereto to amend SCHEDULE 8.19 to include each such new Subsidiary.

     9.18. FURTHER ASSURANCES. Each of the Borrowers will, and will cause each of their Subsidiaries to, cooperate with the Lenders and the Administrative Agent and execute such further instruments and documents as the Lenders or the Administrative Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Credit Agreement and the other Loan Documents.

10. CERTAIN NEGATIVE COVENANTS.

     Each of the Borrowers covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any

Lender has any obligation to make any Loans or the Administrative Agent has any obligations to issue, extend or renew any Letters of Credit:

     10.1. RESTRICTIONS ON INDEBTEDNESS. None of the Borrowers will, and none will permit any of its Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than (each of the following being referred to as "PERMITTED INDEBTEDNESS"):

          (a) Indebtedness to the Lenders and the Administrative Agent arising under any of the Loan Documents;

          (b) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

          (c) Indebtedness incurred in connection with the acquisition after the date hereof of any real or personal property by such Borrower or such Subsidiary or under any Capitalized Lease, PROVIDED that (i) the aggregate principal amount of such Indebtedness of the Borrowers and their Subsidiaries shall not exceed the aggregate amount of $2,000,000 at any one time, and (ii) no Event of Default shall have occurred and be continuing
     (A) prior to the incurrence of such Indebtedness or (B) as a result of the incurrence of such Indebtedness on a Pro Forma Basis;

          (d) Indebtedness in respect of Interest Rate Agreements;

          (e) Indebtedness existing on the date hereof and listed and described on SCHEDULE 10.1 hereto; and

          (f) Indebtedness of one Borrower to another then existing Borrower; PROVIDED that all such intercompany Indebtedness permitted by this ss.10.1(f), and all instruments evidencing any thereof, shall bE pledged and delivered to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, as security for the Obligations pursuant to the provisions of the applicable Security Documents, and the Administrative Agent shall have a first priority perfected lien and security interest therein; PROVIDED FURTHER that all such intercompany Indebtedness shall be subordinated to the Obligations on terms satisfactory to the Administrative Agent.

     10.2. RESTRICTIONS ON LIENS.

          10.2.1 . PERMITTED LIENS. None of the Borrowers will, and none will permit any of its Subsidiaries to, (a) create or incur or suffer to be created or incurred or to exist any Lien upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (b) transfer any of such property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (c) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (d) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or
     (e) sell, assign, pledge or otherwise transfer any "RECEIVABLES" as defined in clause (g) of the definition of the term "INDEBTEDNESS," with or without recourse; PROVIDED that any of the Borrowers or any of their Subsidiaries may create or incur or suffer to be created or incurred or to exist:

               (i) Liens in favor of any Borrower on all or part of the assets of Subsidiaries of such Borrower securing Indebtedness owing by Subsidiaries of such Borrower to such Borrower;

               (ii) Liens to secure taxes, assessments and other government charges in respect of obligations not overdue or Liens on properties to secure claims for labor, material or supplies in respect of obligations not overdue more than thirty (30) days;

               (iii) deposits or pledges made in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security obligations;

               (iv) Liens on properties (including Mortgaged Properties) in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as (x) execution is not levied thereunder or in respect of which such Borrower or such Subsidiary shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review and (y) if such property is a Mortgaged Property, such Lien is subordinate to the Lien created by the applicable Mortgage;

               (v) Liens of carriers, warehousemen, mechanics and materialmen, and other like Liens on properties, in existence less than 120 days from the date of creation thereof in respect of obligations not overdue;

               (vi) encumbrances on Real Estate consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens and other minor Liens, PROVIDED that none of such Liens
          (A) interferes materially with the use of the property affected in the ordinary conduct of the business of the Borrowers and their Subsidiaries, and (B) individually or in the aggregate have a Material Adverse Effect;

               (vii)  Liens  existing  on the date hereof and listed on SCHEDULE
          10.2 hereto and in the event such Liens secure Indebtedness which is refinanced or extended, Liens securing such refinanced Indebtedness so long as such refinanced Indebtedness constitutes Permitted Indebtedness and the Liens cover only the assets which secured the original Indebtedness as specified on SCHEDULE 10.2 hereto;

               (viii) purchase money security interests in or purchase money mortgages on real or personal property acquired after the date hereof to secure either (x) purchase money Indebtedness of the type and amount permitted by ss.10.1(c), incurred in connection with the acquisition of such property or (y) trade payables for the purchasE of inventory and supplies incurred in the ordinary course of business and not overdue more than thirty (30) days, which security interests or mortgages in any case cover only the real or personal property so acquired, and Liens in respect of Capitalized Leases to the extent such Capitalized Leases are permitted by ss.10.1(c) and to thE extent such Liens cover only the property subject to such Capitalized Leases;

               (ix) Liens on each Mortgaged Property as and to the extent permitted by the Mortgage applicable thereto; and

               (x) Liens in favor of the Administrative Agent for the benefit of the Lenders and the Administrative Agent under the Loan Documents and any Interest Rate Agreements.

          10.2.2 . RESTRICTIONS ON NEGATIVE PLEDGES AND UPSTREAM LIMITATIONS. None of the Borrowers will, and none will permit any of its Subsidiaries to
     (a) enter into or permit to exist any arrangement or agreement (excluding the Credit Agreement and the other Loan Documents) which directly or indirectly prohibits any of the Borrowers or any of their Subsidiaries from creating, assuming or incurring any Lien upon its properties, revenues or assets or those of any of its Subsidiaries whether now owned or hereafter acquired, or (b) enter into any agreement, contract or arrangement (excluding the Credit Agreement and the other Loan Documents) restricting the ability of any Subsidiary of a Borrower to pay or make dividends or distributions in cash or kind to such Borrower, to make loans, advances or other payments of whatsoever nature to such Borrower, or to make transfers or distributions of all or any part of its assets to such Borrower; in each case other than (i) restrictions on specific assets which assets are the subject of purchase money security interests to the extent permitted under ss.10.2.1, and (ii) customary anti-assignment provisions contained in leases and licensing agreements entered into by such Borrower or such Subsidiary in the ordinary course of its business.

     10.3. RESTRICTIONS ON INVESTMENTS. None of the Borrowers will, and none will permit any of its Subsidiaries to make or permit to exist or to remain outstanding any Investment except Investments in:

          (a) marketable direct or guaranteed obligations of the United States of America that mature within one (1) year from the date of purchase by such Borrower;

          (b) demand deposits, certificates of deposit, bank acceptances and time deposits of United States banks having total assets in excess of $1,000,000,000;

          (c) securities commonly known as "COMMERCIAL PAPER" issued by a corporation organized and existing under the laws of the United States of America or any state thereof that at the time of purchase have been rated and the ratings for which are not less than "P 1" if rated by Moody's, and not less than "A 1" if rated by S&P;

          (d)  Investments  existing  on the date  hereof and listed on SCHEDULE
     10.3 hereto;

          (e) Loan, Investments and advances by any Borrower in or to another Borrower to the extent permitted by ss.10.1(f);

          (f) Investments consisting of Permitted Acquisitions;

          (g) Investments consisting of promissory notes received as proceeds of asset dispositions permitted by ss.10.5.2, PROVIDED that the aggregate value of such promissory notes received in connection with any such asseT disposition shall not exceed five percent (5%) of the aggregate value of the proceeds of such asset disposition; and

          (h) Investments consisting of loans and advances to employees for moving, entertainment, travel and other similar expenses in the ordinary course of business not to exceed $500,000 in the aggregate at any time outstanding;

PROVIDED, HOWEVER, that, with the exception of demand deposits referred to in ss.10.3(b) and loans and advances referred tO in ss.10.3(h), such Investments will be considered Investments permitted by this ss.10.3 only if all actions have been taKen to the satisfaction of the Administrative Agent to provide to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, a first priority perfected security interest in all of such Investments free of all Liens other than Permitted Liens.

     10.4. RESTRICTED PAYMENTS. None of the Borrowers will make any Restricted Payments except for Distributions payable by a Subsidiary of a Borrower to such Borrower.

     10.5. MERGER, CONSOLIDATION, DISPOSITION OF ASSETS AND ACQUISITIONS.

          10.5.1 . MERGERS AND CONSOLIDATIONS. Subject to ss.10.5.3, none of the Borrowers will, and none will permit any of its Subsidiaries to, become a party to any merger, amalgamation or consolidation, except the merger or consolidation of one or more of the Subsidiaries of any Borrower with and into a Borrower, or the merger or consolidation of two or more Subsidiaries of the Borrowers.

          10.5.2 . DISPOSITION OF ASSETS. None of the Borrowers will, and none will permit any of its Subsidiaries to, become a party to or agree to or effect any disposition of assets, other than (a) the sale of inventory and the disposition of obsolete assets, in each case in the ordinary course of business consistent with past practices, (b) Permitted Sale-Leasebacks, (c) the sale of Unprofitable Units in any year, provided that the proceeds of such sales are reinvested in new or existing Units within two hundred seventy (270) days thereafter or are used to prepay the Obligations pursuant to ss.4.4.2.3, (d) the non-exclusive licensing of intellectual property in connection with franchise agreements, and (e) the transfer of the shares of PBN Beverage, Inc. to certain individuals in connection with the issuance of certain liquor licenses to PBN Beverage. Nothing in this ss.10.5.2 is intended to prohibit any Borrower or any of the Borrowers' Subsidiaries from conditionally agreeing to dispose of any assets subject to the prior approval of the Required Lenders (or all of the Lenders in the case of the sale of a material portion of the Collateral) if such Borrower or Subsidiary will not be subject to any penalties in connection with such agreement in the event that the Required Lenders do not consent to such disposition. The Administrative Agent shall release any Collateral disposed of by any Borrower or any Subsidiary of any Borrower if such disposition is in compliance with this ss.10.5.2 and otherwise in accordance with the terms of this Credit Agreement.

          10.5.3 . ACQUISITIONS. None of the Borrowers will, and none will permit any of its Subsidiaries to, agree to or effect any asset acquisition or stock acquisition except (a) the acquisition of assets in the ordinary course of business consistent with past practices, and (b) the acquisition in a single transaction or series of related transactions (a "PERMITTED ACQUISITION") by a Borrower of (i) a 100% interest in any other person (whether of stock or of substantially all of the assets of a business or business division as a going concern or by means of a merger or consolidation) or (ii) two or more restaurants that will become Units, PROVIDED that all of the following conditions shall have been satisfied:
     (i) such other Person shall operate a similar business to that of the Borrowers, (ii) no Default or Event of Default shall have occurred and be continuing and none shall exist or could reasonably be expected to exist on a Pro Forma Basis after giving effect thereto, (iii) if a Borrower shall merge with such other Person, such Borrower shall be the surviving party of such merger, (iv) if such Person shall become a Subsidiary of any Borrower, such new Subsidiary shall become a Borrower pursuant to, and take all other actions required by,ss.9.17 hereof, (v) such Borrower shall have delivered to the Administrative Agent Compliance Certificates (such Compliance Certificates to be distributed to the Lenders by the Administrative Agent) demonstrating, both immediately prior to and immediately after such acquisition, compliance on a Pro Forma Basis with the covenants set forth in ss.11 of this Credit Agreement, (vi) the aggregate amount expended (either in cash or through the issuance of Indebtedness) by the Borrowers and their Subsidiaries for any single Permitted Acquisition shall not exceed $2,500,000, (vii) the aggregate amount expended (either in cash or through the issuance of Indebtedness) by the Borrowers and their Subsidiaries for all Permitted Acquisitions shall not exceed $5,000,000, and (viii) the aggregate value of capital stock issued by the Borrowers in payment for any Permitted Acquisitions shall not exceed $7,500,000 during the term of this Credit Agreement. Nothing in this ss.10.5.3 is intended to prohibit any Borrower or any of the Borrowers' Subsidiaries from conditionally agreeing to any asset or stock acquisition subject to the prior approval of the Required Lenders if such Borrower or Subsidiary will not be subject to any penalties in connection with such agreement in the event that the Required Lenders do not consent to such acquisition.

     10.6. SALE AND LEASEBACK. None of the Borrowers will, and none will permit any of its Subsidiaries to, enter into any arrangement, directly or indirectly, whereby any Borrower or any Subsidiary of any Borrower shall sell or transfer any property owned by it in order then or thereafter to lease such property or lease other property that any Borrower or any Subsidiary of any Borrower intends to use for substantially the same purpose as the property being sold or transferred (a "SALE-LEASEBACK"); PROVIDED that, so long as no Event of Default has occurred and is continuing, a Borrower or a Borrower's Subsidiary may enter into a Sale-Leaseback with respect to Units or a leasehold or fee interest in Real Estate if (a) the terms of the sale as such are comparable to terms which could be obtained in an arms length sale among unaffiliated parties not involving a Sale-Leaseback transaction and (b) the terms of the lease as such are comparable to terms which could be obtained in an arms length commercial operating lease among unaffiliated parties and, PROVIDED FURTHER that, assuming that such Sale-Leaseback (and any repayment of Indebtedness in conjunction therewith) had occurred immediately prior to the period of four consecutive fiscal quarters most recently ended, no Event of Default would have occurred under ss.11 after giving effect to such Sale-Leaseback (such Sale-Leaseback referred to herein as a "PERMITTED SALE-LEASEBACK"). Notwithstanding anything to the contrary set forth in ss.4.4.2.3 and ss.4.4.2.4 , (x) if a Unit which is sold in connectIon with a Permitted Sale-Leaseback was acquired by a Borrower or a Subsidiary of a Borrower within the 180-day period immediately preceding the date of such Permitted Sale-Leaseback, and the Borrowers did not deduct from the calculation of Consolidated Excess Operating Cash Flow in the current fiscal period or any prior period any Capital Expenditures associated with the Unit sold in connection with such Permitted Sale-Leaseback, the Borrowers shall apply the Net Cash Proceeds from such sale to repay any outstanding Revolving Credit Loans (but the Total Revolving Commitment shall not be reduced by the amount of such payment) and so long as no Event of Default is then continuing, any excess Net Cash Proceeds remaining after the Revolving Credit Loans have been repaid in full may be retained by the Borrowers. The Administrative Agent shall release any Collateral disposed of by such Borrower or any Subsidiary of such Borrower if such disposition is in compliance with ss.10.5.2 and otherwise with the terms hereof.

     10.7. COMPLIANCE WITH ENVIRONMENTAL LAWS. Except to the extent permitted under applicable Environmental Laws and in connection with the primary business of the Borrowers or their Subsidiaries, none of the Borrowers will, and none will permit any of its Subsidiaries to, (a) use any of the Real Estate or any portion thereof for the handling, processing, storage or disposal of Hazardous Substances, (b) cause or permit to be located on any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Substances, or (c) generate any Hazardous Substances on any of the Real Estate. None of the Borrowers will, and none will permit any of its Subsidiaries to (i) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause a release (i.e. releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping) or threatened release of Hazardous Substances on, upon or into the Real Estate or (ii) otherwise conduct any activity at any Real Estate or use any Real Estate in any manner that would violate any Environmental Law or bring such Real Estate in violation of any Environmental Law.

     10.8. EMPLOYEE BENEFIT PLANS.None of the Borrowers nor any ERISA Affiliate will:

          (a) engage in any "PROHIBITED TRANSACTION" within the meaning of ss.406 of ERISA or ss.4975 of the COde which could result in a material liability for any of the Borrowers or any of their Subsidiaries; or

          (b) permit any Guaranteed Pension Plan to incur an "ACCUMULATED FUNDING DEFICIENCY", as such term is defined in ss.302 of ERISA, whether or not such deficiency is or may be waived; oR

          (c) fail to contribute to any Guaranteed Pension Plan to an extent which, or terminate any Guaranteed Pension Plan in a manner which, could result in the imposition of a lien or encumbrance on the assets of any of the Borrowers or any of their Subsidiaries pursuant to ss.302(f) or ss.4068 of ERISA; or

          (d) amend any Guaranteed Pension Plan in circumstances requiring the posting of security pursuant to ss.307 of ERISA or ss.401(a)(29) of the Code; or

          (e) permit or take any action which would result in the aggregate projected benefit obligations as determined for financial accounting purposes of all Guaranteed Pension Plans exceeding the value of the aggregate assets of such Plans by an amount which at the relevant time of reference thereto is in excess of $6,428,000, disregarding for this purpose the benefit liabilities and assets of any such Plan with assets in excess of benefit liabilities.

     10.9. FISCAL YEAR. None of the Borrowers will, and none will permit any of its Subsidiaries to, change the date of the end of its Fiscal Year from that set forth in ss.8.4.1.

     10.10. TRANSACTIONS WITH AFFILIATES. None of the Borrowers will, and none will permit any of its Subsidiaries to, engage in any transaction with any Affiliate (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such Affiliate or, to the knowledge of any Borrower, any corporation, partnership, trust or other entity in which any such Affiliate has a substantial interest or is an officer, director, trustee or partner, on terms more favorable to such Person than would have been obtainable on an arm's-length basis in the ordinary course of business.

     10.11. BANK ACCOUNTS. None of the Borrowers will, and none will permit any of its Subsidiaries to, (a) establish any bank accounts other than those listed on SCHEDULE 8.20, without the Administrative Agent's prior written consent (not to be unreasonably withheld in the case of accounts that will contain less than ten thousand dollars ($10,000) at any one time), unless an Agency Account Agreement is executed with respect to such account (and such account becomes an Agency Account) concurrently with the opening of such account, (b) violate directly or indirectly any Agency Account Agreement or other bank agency or lock box agreement in favor of the Administrative Agent for the benefit of the Lenders and the Administrative Agent with respect to such account, or (c) deposit into any of the payroll accounts listed on SCHEDULE 8.20 any amounts in excess of amounts necessary to pay current payroll obligations from such accounts.

     10.12. MAXIMUM NUMBER OF UNPROFITABLE UNITS. None of the Borrowers will, and none will permit any of its Subsidiaries to, permit the ratio of (a) the aggregate number of Unprofitable Units to (b) the aggregate number of Units to be at any time more than seven and one-half percent (7.5%), PROVIDED that the Administrative Agent may in its sole discretion exclude any Unprofitable Unit from the calculation of the ratio described in this ss.10.13 if the Borrowers notify thE Administrative Agent that the Borrowers or one of their Subsidiaries intends to sell or shut down such Unprofitable Unit and informs the Administrative Agent of all steps it has taken to sell or shut down such Unit.

11.   FINANCIAL COVENANTS.

     Each of the Borrowers covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Lender has any obligation to make any Loans or the Administrative Agent has any obligation to issue, extend or renew any Letters of Credit:

     11.1. LEVERAGE RATIO. The Borrowers will not permit the Leverage Ratio determined at the end of and for any Reference Period ending during any period described in the table below, to be greater than the ratio set forth opposite such period in such table:

----------------------------------------------- -------------------------------

                       PERIOD                                RATIO
                       ------                                -----
              (inclusive of end dates)

----------------------------------------------- -------------------------------
Closing Date - end of Fiscal Year 2001                     2.75:1.00
----------------------------------------------- -------------------------------
----------------------------------------------- -------------------------------
Fiscal Year 2002                                           2.00:1.00
----------------------------------------------- -------------------------------
----------------------------------------------- -------------------------------
Fiscal Year 2003 and thereafter                            1.50:1.00
----------------------------------------------- -------------------------------

     11.2. CASH FLOW. The Borrowers will not permit the Cash Flow Ratio, determined for any Reference Period ending on the last day of any fiscal quarter of the Borrowers, to be less than 1.10:1.00.

     11.3. EBITDAR TO INTEREST AND RENTAL. The Borrowers will not permit the ratio of (a) Consolidated EBITDAR for any Reference Period ending during any period described in the table below to (b) the sum of (i) Consolidated Total Interest Expense for such period PLUS (ii) Consolidated Rental Expense for such period to be less than the ratio set forth opposite such period in such table:

---------------------------------------------- -------------------------------

                       PERIOD                              RATIO
                       ------                              -----
              (inclusive of end dates)

---------------------------------------------- -------------------------------
---------------------------------------------- -------------------------------
Closing Date - end of Fiscal Year 2001                   1.50:1.00
---------------------------------------------- -------------------------------
---------------------------------------------- -------------------------------
Fiscal Year 2002                                         1.75:1.00
---------------------------------------------- -------------------------------
---------------------------------------------- -------------------------------
Fiscal Year 2003                                         2.00:1.00
---------------------------------------------- -------------------------------
---------------------------------------------- -------------------------------
Fiscal Year 2004 and thereafter                          2.25:1.00
---------------------------------------------- -------------------------------

     11.4. MINIMUM EBITDA. The Borrowers will not permit Consolidated EBITDA for any period of twelve consecutive fiscal months ending during any period described in the table below to be less than the amount set forth opposite such period in such table:

------------------------------------------------------- ---------------------

                             PERIOD                             AMOUNT
                             ------                             ------
                    (inclusive of end dates)
------------------------------------------------------- ---------------------
------------------------------------------------------- ---------------------
February 2001 - end of Fiscal Year 2001                      $17,250,000
------------------------------------------------------- ---------------------
------------------------------------------------------- ---------------------
Fiscal Year 2002                                             $16,300,000
------------------------------------------------------- ---------------------
------------------------------------------------------- ---------------------
Fiscal Year 2003                                             $16,500,000
------------------------------------------------------- ---------------------
------------------------------------------------------- ---------------------
Fiscal Year 2004 and thereafter                              $16,000,000
------------------------------------------------------- ---------------------

     11.5. CAPITAL EXPENDITURES. The Borrowers will not make, nor will they permit any of their Subsidiaries to make aggregate Capital Expenditures during any fiscal year that exceed the amounts (exclusive of any portion of such Capital Expenditures financed through the issuance of Capital Stock of the Borrowers) set forth in the table below opposite such fiscal year, PROVIDED that
(i) for purposes of calculating compliance with this ss.11.5 only, the Borrowers may excludE Capital Expenditures made in connection with the acquisition, construction or refurbishment of a restaurant if the Borrowers give the Administrative Agent written notice within three (3) months of such Capital Expenditure that the Borrowers intend to sell such restaurant within one hundred and eighty (180) days from the date of such Capital Expenditure as part of a Permitted Sale-Leaseback transaction and the Administrative Agent has approved the terms of such transaction and (ii) the maximum amount of Capital Expenditures permitted in any Fiscal Year shall be increased by 75% of the unused Capital Expenditures from the previous Fiscal Year (calculated without reference to any amounts carried forward from prior years pursuant to this provision):

----------------------------------------- -------------------------------------

             PERIOD                          MAXIMUM CAPITAL EXPENDITURES
----------------------------------------- -------------------------------------
----------------------------------------- -------------------------------------
Fiscal Year 2001                                        $3,550,000
----------------------------------------- -------------------------------------
----------------------------------------- -------------------------------------
Fiscal Year 2002                                        $5,650,000
----------------------------------------- -------------------------------------
----------------------------------------- -------------------------------------
Fiscal Year 2003                                        $7,950,000
----------------------------------------- -------------------------------------
----------------------------------------- -------------------------------------
Fiscal Year 2004                                        $8,050,000
----------------------------------------- -------------------------------------
----------------------------------------- -------------------------------------
Fiscal Year 2005 and thereafter                         $8,150,000
----------------------------------------- -------------------------------------

Notwithstanding the foregoing, the Borrowers will not make, nor will they permit any of their Subsidiaries to make or commit to make, any Growth Capital Expenditures (including the signing of any new leases) at any time that the Leverage Ratio as at the end of the most recently ended Reference Period for which the Borrowers have delivered a Compliance Certificate exceeds the Incurrence Ratio.

12.   CLOSING CONDITIONS.

     The obligations of the Lenders to make the initial Revolving Credit Loans and the Term Loans and of the Administrative Agent to issue any initial Letters of Credit shall be subject to the satisfaction of the following conditions precedent:

     12.1. LOAN DOCUMENTS. Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Lenders. Each Lender or the Administrative Agent on behalf of each Lender shall have received a fully executed copy of each such document.

     12.2. CERTIFIED COPIES OF GOVERNING DOCUMENTS AND INDENTURE. Each of the Lenders shall have received from each of the Borrower and each of their

Subsidiaries a copy, certified by a duly authorized officer of such Person to be true and complete on the Closing Date, of each of its Governing Documents and the Indenture as in effect on such date of certification.

     12.3. CORPORATE OR OTHER ACTION. All corporate (or other) action necessary for the valid execution, delivery and performance by each of the Borrowers and each of their Subsidiaries of this Credit Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Lenders shall have been provided to each of the Lenders.

     12.4. INCUMBENCY CERTIFICATE. Each of the Lenders shall have received from each of the Borrower and each of its Subsidiaries an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of such Person, and giving the name and bearing a specimen signature of each individual who shall be authorized: (a) to sign, in the name and on behalf of each such Person, each of the Loan Documents to which such Person is or is to become a party; (b) in the case of the Borrowers, to make Loan Requests and Conversion Requests and to apply for Letters of Credit; and (c) to give notices and to take other action on its behalf under the Loan Documents.

     12.5. VALIDITY OF LIENS. Except to the extent specified in and permitted pursuant to a letter from the Administrative Agent to the Borrowers detailing exceptions, the Security Documents shall be effective to create in favor of the Administrative Agent for the benefit of the Lenders and the Administrative Agent a legal, valid and enforceable first (except for Permitted Liens entitled to priority under applicable law) security interest in and Lien upon the Collateral. All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Administrative Agent to protect and preserve such security interests shall have been duly effected. The Administrative Agent shall have received evidence thereof in form and substance satisfactory to the Administrative Agent.

     12.6. PERFECTION CERTIFICATES AND UCC SEARCH RESULTS. The Administrative Agent shall have received from each of the Borrowers and their Subsidiaries a completed and fully executed Perfection Certificate and the results of UCC searches (and the equivalent thereof in all applicable foreign jurisdictions) with respect to the Collateral, indicating no Liens other than Permitted Liens and otherwise in form and substance satisfactory to the Administrative Agent.

     12.7. SURVEY AND TAXES. The Administrative Agent shall have received (a) an updated Survey of each Mortgaged Property together with a Surveyor Certificate relating thereto and (b) evidence of payment of real estate taxes and municipal charges on all Real Estate not delinquent on or before the Closing Date.

     12.8. TITLE INSURANCE. The Administrative Agent shall have received a Title Policy covering each Mortgaged Property (or commitments to issue such policies, with all conditions to issuance of the Title Policy deleted by an authorized agent of the Title Insurance Company) together with proof of payment of all fees and premiums for such policies, from the Title Insurance Company and in amounts satisfactory to the Administrative Agent, insuring the interest of the Administrative Agent and each of the Lenders as mortgagee under the Mortgages.

     12.9. LANDLORD CONSENTS. The Borrowers and their Subsidiaries shall have delivered to the Administrative Agent all consents required for the Administrative Agent to receive, as part of the Security Documents, a collateral assignment of each leasehold of personal property, and a mortgage of each leasehold of real property listed on SCHEDULE 12.9 hereto, together in each case with such estoppel certificates as the Administrative Agent may request.

     12.10. ENVIRONMENTAL ASSESSMENTS. The Administrative Agent shall have received environmental assessments from environmental engineers and in form and substance satisfactory to the Administrative Agent, covering all Mortgaged Property and all other real property in respect of which any of the Borrowers or any of their Subsidiaries may have material liability, whether contingent or otherwise, for dumping or disposal of Hazardous Substances.

     12.11. CERTIFICATES OF INSURANCE. The Administrative Agent shall have received (a) a certificate of insurance from an independent insurance broker dated as of the Closing Date, identifying insurers, types of insurance, insurance limits, and policy terms, and otherwise describing the insurance obtained in accordance with the provisions of the Security Agreements and (b) certified copies of all policies evidencing such insurance (or certificates therefore signed by the insurer or an agent authorized to bind the insurer).

     12.12. AGENCY ACCOUNT AGREEMENTS. The Administrative Agent shall have received an Agency Account Agreement executed by each depository institution with a bank account listed on SCHEDULE 8.20 hereto.

     12.13. SOLVENCY CERTIFICATE. Each of the Lenders shall have received an officer's certificate of the Borrowers dated as of the Closing Date as to the solvency of the Borrowers and their Subsidiaries following the consummation of the transactions contemplated herein and in form and substance satisfactory to the Lenders.

     12.14. OPINION OF COUNSEL. Each of the Lenders and the Administrative Agent shall have received a favorable legal opinion addressed to the Lenders and the Administrative Agent, dated as of the Closing Date, in form and substance satisfactory to the Lenders and the Administrative Agent, from Bracewell & Patterson LLP, counsel to the Borrowers and their Subsidiaries.

     12.15. PAYMENT OF FEES. The Borrowers shall have paid to the Lenders or the Administrative Agent, as appropriate, all Fees due hereunder and under the Fee

Letter. The Borrowers shall have reimbursed the Administrative Agent for, or paid directly, all fees, costs and expenses incurred by the Administrative Agent's Special Counsel and local counsel to the Administrative Agent in all relevant jurisdictions in connection with the closing of the transactions contemplated hereby.

     12.16. PAYOFF LETTERS.

          (a) UNSECURED NOTES. The Administrative Agent shall have received payoff letters from the holders of the Unsecured Notes, indicating the amount of the loan obligations of the Borrowers to the holders of the Unsecured Notes to be discharged on the Closing Date and an acknowledgment by the holders of the Unsecured Notes that upon receipt of such funds the Unsecured Notes shall be paid in full and the holders thereof shall forthwith execute and deliver to the Administrative Agent for filing all termination statements and take such other actions as may be necessary to discharge all mortgages, deeds of trust and security interests granted by any of the Borrowers or any of their Subsidiaries in favor of the holders of the Unsecured Notes.

          (b) SENIOR SECURED NOTES. The Administrative Agent shall have received
     (i) a payoff letter from the Trustee under the Indenture (the "TRUSTEE") indicating the amount that must be deposited with the Trustee pursuant to the Indenture in order to effect the defeasance of the Senior Secured Notes pursuant to Article Eleven of the Indenture and acknowledging that upon receipt of such funds, the liens securing the Senior Secured Notes shall be terminated and released and the Trustee shall forthwith execute and deliver to the Administrative Agent for filing the termination statements and take such other actions as may be necessary to discharge all mortgages, deeds of trust and security interests granted by any of the Borrowers or any of their Subsidiaries to the Trustee to secure the Senior Secured Notes, (ii) evidence that Cafeteria Operators shall have paid all other amounts payable under the Indenture, (iii) a copy of the Officer's Certificate and Opinion of Counsel for Cafeteria Operations required to be delivered by Cafeteria Operators in connection with the defeasance of the Senior Secured Notes, together with a letter from such counsel for Cafeteria Operators in form and substance satisfactory to the Administrative Agent stating that the Administrative Agent and the Lenders may rely on such opinion of counsel, and (iv) a copy of the form of notice of redemption to be sent by Cafeteria Operators to the Trustee and the holders of the Senior Secured Notes, together with evidence satisfactory to the Administrative Agent that such notice is satisfactory to the Trustee and otherwise satisfies the requirements under the Indenture for redemption and defeasance of the Senior Secured Notes.

     12.17. DISBURSEMENT INSTRUCTIONS. The Administrative Agent shall have received disbursement instructions from the Borrowers, indicating that a portion of the proceeds of the Loans in an amount equal to the aggregate loan obligations of the Borrowers to the holders of the Unsecured Notes are paid to the holders of the Unsecured Notes, and that the amount required to be deposited with the Trustee in connection with the defeasance of the Senior Secured Notes is to be paid to the Trustee.

     12.18. NO MATERIAL ADVERSE CHANGE. The Administrative Agent shall be satisfied that there shall have occurred no material adverse change in the business, operations, assets, management, properties, financial condition, income or prospects of the Borrowers and their Subsidiaries taken as a whole since the Balance Sheet Date.

     12.19. FINANCIAL STATEMENTS AND PROJECTIONS; SOURCES AND USES OF FUNDS. The Administrative Agent shall have received copies of the financial statements and projections described in ss.8.4 and a Statement of Sources and Uses of Funds as oF the Closing Date, and the Administrative Agent shall be satisfied with such Statement of Sources and Uses of Funds and that such financial statements fairly present the financial condition, income and prospects of the Borrowers and their Subsidiaries as at the close of business on the date thereof and the results of operations for the fiscal period then ended and showing compliance on a Pro Forma Basis with the covenants contained in ss.11 and all other terms and conditionS hereof.

     12.20. NO LITIGATION. No litigation, inquiry, injunction or restraining order shall be pending, entered or threatened that, in the reasonable opinion of the Administrative Agent, could reasonably be expected to have a Material Adverse Effect.

     12.21. REAL ESTATE APPRAISALS. The Administrative Agent shall have received copies of the appraisals conducted by an appraiser acceptable to the Administrative Agent with respect to the Borrowers' owned Real Estate and such appraisals shall show the fair market value of the owned Real Estate constituting Collateral to be not less than $15,000,000 and shall otherwise be in form and substance satisfactory to the Administrative Agent.

     12.22. LEVERAGE RATIO. The Borrowers shall provide evidence satisfactory to the Administrative Agent that the Leverage Ratio of the Borrowers as of the Closing Date (after giving effect to the borrowings hereunder as of the Closing Date other than Letters of Credit issued hereunder), shall not exceed 2.50:1.00.

     12.23. PRO FORMA EBITDA. The Borrowers shall provide evidence satisfactory to the Administrative Agent that (a) the pro forma Consolidated EBITDA of the Borrowers and their Subsidiaries for the period of twelve consecutive fiscal months ending February 6, 2001 (with such adjustments as the Administrative Agent and the Arranger have approved) is not less than $18,266,000 and (b) the trends of the Consolidated EBITDA of the Borrowers and their Subsidiaries for the previous twelve consecutive fiscal months are either stable or positive.

     12.24. ABSENCE OF DEFAULT UNDER OTHER AGREEMENTS. No default shall exist in respect of any material contract or agreement to which any Borrower or any of their Subsidiaries is party.

     12.25. MAXIMUM REVOLVING CREDIT LOANS. The aggregate principal amount of the Revolving Credit Loans outstanding on the Closing Date shall not exceed $9,000,000.

     12.26. OTHER DOCUMENTATION. All other documentation shall be reasonably satisfactory in form and substance to the Administrative Agent.

13.   CONDITIONS TO ALL BORROWINGS.

     The obligations of the Lenders to make any Loan, including the Revolving Credit Loan and the Term Loans, and of the Administrative Agent to issue, extend or renew any Letter of Credit, in each case whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

     13.1. REPRESENTATIONS TRUE; NO EVENT OF DEFAULT. Each of the representations and warranties of any of the Borrowers and their Subsidiaries contained in this Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Credit Agreement shall be true in all material respects as of the date as of which they were made and shall also be true in all material respects at and as of the time of the making of such Loan or the issuance, extension or renewal of such Letter of Credit, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing.

     13.2. NO LEGAL IMPEDIMENT. No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of any Lender would make it illegal for such Lender to make such Loan or to participate in the issuance, extension or renewal of such Letter of Credit or in the reasonable opinion of the Administrative Agent would make it illegal for the Administrative Agent to issue, extend or renew such Letter of Credit.

     13.3. PROCEEDINGS AND DOCUMENTS. All proceedings in connection with the transactions contemplated by this Credit Agreement, the other Loan Documents and all other documents incident thereto shall be satisfactory in substance and in form to the Lenders and to the Administrative Agent and the Administrative
Agent's Special Counsel, and the Lenders, the Administrative Agent and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Administrative Agent may reasonably request.

     13.4. GOVERNMENTAL REGULATION. Each Lender shall have received such statements in substance and form reasonably satisfactory to such Lender as such Lender shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

14.  EVENTS OF DEFAULT; ACCELERATION; ETC.

     14.1. EVENTS OF DEFAULT AND ACCELERATION. If any of the following events ("EVENTS OF DEFAULT" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, "DEFAULTS") shall occur:

          (a) the Borrowers shall fail to pay any principal of the Loans or any Reimbursement Obligation when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

          (b) any of the Borrowers or any of their Subsidiaries shall fail to pay any interest on the Loans, any Fees, or other sums due hereunder or under any of the other Loan Documents, within three (3) Business Days of when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

          (c) any of the Borrowers shall fail to comply with any of its covenants contained in ss.ss.9.4, 9.5, 9.7, 9.9, 9.12, 10 or 11 or any of the covenants contained in any of the Mortgages;

          (d) any of the Borrowers or any of their Subsidiaries shall fail to perform any term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified elsewhere in this ss.14.1) for thirty (30) days after written notice of such failure has been given to the Borrowers by thE Administrative Agent;

          (e) any representation or warranty of any of the Borrowers or any of their Subsidiaries in this Credit Agreement or any of the other Loan Documents or in any other document or instrument delivered pursuant to or in connection with this Credit Agreement shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated;

          (f) any of the Borrowers or any of their Subsidiaries shall fail to pay at maturity, or within any applicable period of grace, any obligation for borrowed money or credit received or in respect of any Capitalized Leases, in each case in an amount in excess of $500,000 or fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing borrowed money or credit received or in respect of any Capitalized Leases, in each case in an amount in excess of $500,000 for such period of time as would permit
     (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof, or any such holder or holders shall rescind or shall have a right to rescind the purchase of any such obligations;

          (g) any of the Borrowers or any of their Subsidiaries shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of any of the Borrowers or any of their Subsidiaries or of any substantial part of the assets of any of the Borrowers or any of their Subsidiaries or shall commence any case or other proceeding relating to any of the Borrowers or any of their Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against any of the Borrowers or any of their Subsidiaries and any of the Borrowers or any of their Subsidiaries shall indicate its approval thereof, consent thereto or acquiescence therein or such petition or application shall not have been dismissed within forty-five (45) days following the filing thereof;

          (h) a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating any of the Borrowers or any of their Subsidiaries bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of any Borrower or any Subsidiary of any Borrower in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

          (i) there shall remain in force, undischarged, unsatisfied and unstayed, for more than thirty days, whether or not consecutive, any final judgment against any of the Borrowers or any of their Subsidiaries that, with other outstanding final judgments, undischarged, against any of the Borrowers or any of their Subsidiaries exceeds in the aggregate $500,000;

          (j) if any of the Loan Documents shall be cancelled, terminated, revoked or rescinded or the Administrative Agent's security interests, mortgages or liens in a substantial portion of the Collateral shall cease to be perfected, or shall cease to have the priority contemplated by the Security Documents, in each case otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Lenders, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of any of the Borrowers or any of their Subsidiaries party thereto or any of their respective stockholders, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

          (k) any Borrower or any ERISA Affiliate incurs any liability to the PBGC or a Guaranteed Pension Plan pursuant to Title IV of ERISA in an aggregate amount exceeding $250,000, or any Borrower or any ERISA Affiliate is assessed withdrawal liability pursuant to Title IV of ERISA by a Multiemployer Plan requiring aggregate annual payments exceeding $250,000, or any of the following occurs with respect to a Guaranteed Pension Plan:
     (i) an ERISA Reportable Event, or a failure to make a required installment or other payment (within the meaning of ss.302(f)(1) of ERISA), PROVIDED that the Administrative Agent determines in its reasonable discretioN that such event (A) could be expected to result in liability of any of the Borrowers or any of their Subsidiaries to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $250,000 and (B) could constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC, for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan or for the imposition of a lien in favor of such Guaranteed Pension Plan; or (ii) the appointment by a United States District Court of a trustee to administer such Guaranteed Pension Plan; or (iii) the institution by the PBGC of proceedings to terminate such Guaranteed Pension Plan;

          (l) any of the Borrowers or any of their Subsidiaries shall be enjoined, restrained or in any way prevented by the order of any Governmental Authority from conducting any material part of its business and such order shall continue in effect for more than thirty (30) days;

          (m) there shall occur any material damage to, or loss, theft or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty, which in any such case causes, for more than thirty (30) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of any of the Borrowers or any of their Subsidiaries if such event or circumstance is not covered by business interruption insurance and would have a Material Adverse Effect;

          (n) there shall occur the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by any of the Borrowers or any of their Subsidiaries if such loss, suspension, revocation or failure to renew would have a Material Adverse Effect;

          (o) any of the Borrowers or any of their Subsidiaries shall be indicted for a state or federal crime, or any civil or criminal action shall otherwise have been brought against any of the Borrowers or any of their Subsidiaries, a punishment for which in any such case could include the forfeiture of any assets of such Borrower or such Subsidiary having a fair market value in excess of $500,000;

          (p) a Change of Control shall occur; or

          (q) (i) either the Chief Executive Officer or Chief Financial Officer shall cease, for any reason, to be employed in such capacity with Furr's and there shall not be a replacement Person employed in such management position with similar duties and responsibilities, who is reasonably acceptable to the Required Lenders within one hundred twenty (120) days after the occurrence of such event;

then, and in any such event, so long as the same may be continuing, the Administrative Agent may, and upon the request of the Required Lenders shall, by notice in writing to the Borrowers declare all amounts owing with respect to this Credit Agreement, the Notes and the other Loan Documents and all Reimbursement Obligations to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers; PROVIDED that in the event of any Event of Default specified in ss.ss.14.1(g) or 14.1(h), all such amounts shall become immediately due and payable automatically and without any requiremEnt of notice from the Administrative Agent or any Lender.

     14.2. TERMINATION OF COMMITMENTS. If any one or more of the Events of Default specified in ss.14.1(g) or ss.14.1(h) shall occur, any unused portion of the credit hereunder shall forthwith terminate and each of the Lenders shall be relieved of all further obligations to make Loans to the Borrowers and the Administrative Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit. If any other Event of Default shall have occurred and be continuing, or if on any Drawdown Date or other date for issuing, extending or renewing any Letter of Credit the conditions precedent to the making of the Loans to be made on such Drawdown Date or (as the case may be) to issuing, extending or renewing such Letter of Credit on such other date are not satisfied, the Administrative Agent may and, upon the request of the Required Lenders, shall, by notice to the Borrowers, terminate the unused portion of the credit hereunder, and upon such notice being given such unused portion of the credit hereunder shall terminate immediately and each of the Lenders shall be relieved of all further obligations to make Loans and the Administrative Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit. No termination of the credit hereunder shall relieve any of the Borrowers or any of their Subsidiaries of any of the Obligations.

     14.3. REMEDIES. In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the Lenders shall have accelerated the maturity of the Loans pursuant to ss.14.1, each Lender, if owed any amounT with respect to the Loans or the Reimbursement Obligations, may proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Credit Agreement and the other Loan Documents or any instrument pursuant to which the Obligations to such Lender are evidenced, including as permitted by applicable law the obtaining of the EX PARTE appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Lender; provided that unless an Event of Default is then continuing under ss.14.1(a) or (b) with respect to amounts payable to such Lender, such Lender may not exercise its rights hereunder withouT the prior consent of the Required Lenders. No remedy herein conferred upon any Lender or the Administrative Agent or the holder of any Note or purchaser of any Letter of Credit Participation is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.


     14.4. DISTRIBUTION OF COLLATERAL PROCEEDS. In the event that, following the occurrence and during the continuance of any Event of Default, the Administrative Agent or any Lender, as the case may be, receives any monies in connection with the enforcement of any the Security Documents, or otherwise with respect to the realization upon any of the Collateral, such monies shall be distributed for application as follows:

          (a)  First,   to  the  payment  of,  or  (as  the  case  may  be)  the
     reimbursement of the Administrative Agent for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Administrative Agent in connection with the collection of such monies by the Administrative Agent, for the exercise, protection or enforcement by the Administrative Agent of all or any of the rights, remedies, powers and privileges of the Administrative Agent under this Credit Agreement or any of the other Loan Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Administrative Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Administrative Agent to such monies;

          (b) Second, to all other Obligations in such order or preference as the Required Lenders may determine; PROVIDED, HOWEVER, that (i) distributions shall be made (A) PARI PASSU among Obligations with respect to the Administrative Agent's fee and all other Obligations and (B) with respect to each type of Obligation owing to the Lenders, such as interest, principal, fees and expenses, among the Lenders PRO RATA, and (ii) the Administrative Agent may in its discretion make proper allowance to take into account any Obligations not then due and payable;

          (c) Third, upon payment and satisfaction in full or other provisions for payment in full satisfactory to the Lenders and the Administrative Agent of all of the Obligations, to the payment of any obligations required to be paid pursuant to ss.9-504(1)(c) of the Uniform Commercial Code of the Commonwealth oF Massachusetts; and

          (d) Fourth, the excess, if any, shall be returned to the Borrowers or to such other Persons as are entitled thereto.

15. THE ADMINISTRATIVE AGENT.

     15.1. AUTHORIZATION.

          (a) The Administrative Agent is authorized to take such action on behalf of each of the Lenders and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Administrative Agent, together with such powers as are reasonably incident thereto, including the authority, without the necessity of any notice to or further consent of the Lenders, from time to time to take any action with respect to any Collateral or the Security Documents which may be necessary to perfect, maintain perfected or insure the priority of the security interest in and liens upon the Collateral granted pursuant to the Security Documents, PROVIDED that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Administrative Agent.

          (b) The relationship between the Administrative Agent and each of the Lenders is that of an independent contractor. The use of the term "ADMINISTRATIVE AGENT" is for convenience only and is used to describe, as a form of convention, the independent contractual relationship between the Administrative Agent and each of the Lenders. Nothing contained in this Credit Agreement nor the other Loan Documents shall be construed to create an agency, trust or other fiduciary relationship between the Administrative Agent and any of the Lenders.

          (c) As an independent contractor empowered by the Lenders to exercise certain rights and perform certain duties and responsibilities hereunder and under the other Loan Documents, the Administrative Agent is nevertheless a "REPRESENTATIVE" of the Lenders, as that term is defined in
     Article 1 of the Uniform Commercial Code, for purposes of actions for the benefit of the Lenders and the Administrative Agent with respect to all collateral security and guaranties contemplated by the Loan Documents. Such actions include the designation of the Administrative Agent as "SECURED
     PARTY", "MORTGAGEE" or the like on all financing statements and other documents and instruments, whether recorded or otherwise, relating to the attachment, perfection, priority or enforcement of any security interests, mortgages or deeds of trust in collateral security intended to secure the payment or performance of any of the Obligations, all for the benefit of the Lenders and the Administrative Agent.

     15.2. EMPLOYEES AND ADMINISTRATIVE AGENTS. The Administrative Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Credit Agreement and the other Loan Documents. The Administrative Agent may utilize the services of such Persons as the Administrative Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrowers.

     15.3. NO LIABILITY. Neither the Administrative Agent nor any of its shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Administrative Agent or such other Person, as the case may be, may be liable for losses due to its willful misconduct or gross negligence.

     15.4. NO REPRESENTATIONS.

          15.4.1 GENERAL. The Administrative Agent shall not be responsible for the execution or validity or enforceability of this Credit Agreement, the Notes, the Letters of Credit, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Notes, or for the value of any such collateral security or for the validity, enforceability or collectability of any such amounts owing with respect to the Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of any of the Borrowers or any of their Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any instrument at any time constituting, or intended to constitute, collateral security for the Notes or to inspect any of the properties, books or records of any of the Borrowers or any of their Subsidiaries. The Administrative Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Borrowers or any holder of any of the Notes shall have been duly authorized or is true, accurate and complete. The Administrative Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Lenders, with respect to the credit worthiness or financial conditions of any of the Borrowers or any of their Subsidiaries. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Credit Agreement.

          15.4.2 . CLOSING DOCUMENTATION, ETC. For purposes of determining compliance with the conditions set forth in ss.12,each Lender that has executed this Credit Agreement shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document and matter either sent, or made available, by the Administrative Agent or the Arranger to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be to be consent to or approved by or acceptable or satisfactory to such Lender, unless an officer of the Administrative Agent or the Arranger active upon the Borrower's account shall have received notice from such Lender prior to the Closing Date specifying such Lender's objection thereto and such objection shall not have been withdrawn by notice to the Administrative Agent or the Arranger to such effect on or prior to the Closing Date.

     15.5. PAYMENTS.

          15.5.1 . PAYMENTS TO ADMINISTRATIVE AGENT. A payment by the Borrowers to the Administrative Agent hereunder or any of the other Loan Documents for the account of any Lender shall constitute a payment to such Lender. The Administrative Agent agrees promptly to distribute to each Lender such Lender's PRO RATA share of payments received by the Administrative Agent for the account of the Lenders except as otherwise expressly provided herein or in any of the other Loan Documents.

          15.5.2 . DISTRIBUTION BY ADMINISTRATIVE AGENT. If in the opinion of the Administrative Agent the distribution of any amount received by it in such capacity hereunder, under the Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Administrative Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Administrative Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

          15.5.3 . DELINQUENT LENDERS. Notwithstanding anything to the contrary contained in this Credit Agreement or any of the other Loan Documents, any Lender that fails (a) to make available to the Administrative Agent its PRO RATA share of any Loan or to purchase any Letter of Credit Participation or
     (b) to comply with the provisions of ss.17.1 with respect to making dispositions and arrangements with the other Lenders, where such Lender's share of any payment received, whether by setoff or otherwise, is in excess of its PRO RATA share of such payments due and payable to all of the Lenders, in each case as, when and to the full extent required by the provisions of this Credit Agreement, shall be deemed delinquent (a "DELINQUENT LENDER") and shall be deemed a Delinquent Lender until such time as such delinquency is satisfied. A Delinquent Lender shall be deemed to have assigned any and all payments due to it from the Borrower, whether on account of outstanding Loans, Unpaid Reimbursement Obligations, interest, fees or otherwise, to the remaining nondelinquent Lenders for application to, and reduction of, their respective PRO RATA shares of all outstanding Loans and Unpaid Reimbursement Obligations. The Delinquent Lender hereby authorizes the Administrative Agent to distribute such payments to the nondelinquent Lenders in proportion to their respective PRO RATA shares of all outstanding Loans and Unpaid Reimbursement Obligations. A Delinquent Lender shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Loans and Unpaid Reimbursement Obligations of the nondelinquent Lenders, the Lenders' respective PRO RATA shares of all outstanding Loans and Unpaid Reimbursement Obligations have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

     15.6. HOLDERS OF NOTES. The Administrative Agent may deem and treat the payee of any Note or the purchaser of any Letter of Credit Participation as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

     15.7. INDEMNITY. The Lenders ratably agree hereby to indemnify and hold harmless the Administrative Agent and its affiliates from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Administrative Agent or such affiliate has not been reimbursed by the Borrowers as required by ss.17.2), and liabilities of every nature and character arising out of or related to thiS Credit Agreement, the Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Administrative Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Administrative Agent's willful misconduct or gross negligence.

     15.8. ADMINISTRATIVE AGENT AS LENDER. In its individual capacity, Fleet shall have the same obligations and the same rights, powers and privileges in respect to its Revolving Commitment and the Loans made by it, and as the holder of any of the Notes and as the purchaser of any Letter of Credit Participations, as it would have were it not also the Administrative Agent.

     15.9. RESIGNATION. The Administrative Agent may resign at any time by giving sixty (60) days prior written notice thereof to the Lenders and the Borrowers. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent. Unless an Event of Default shall have occurred and be continuing, such successor Administrative Agent shall be reasonably acceptable to the Borrowers. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a financial institution having a rating of not less than A or its equivalent by S&P. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation, the provisions of this Credit Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

     15.10. NOTIFICATION OF DEFAULTS AND EVENTS OF DEFAULT. Each Lender hereby agrees that, upon learning of the existence of a Default or an Event of Default, it shall promptly notify the Administrative Agent thereof. The Administrative Agent hereby agrees that upon receipt of any notice under this ss.15.10 it shall promptly notify the other Lenders of thE existence of such Default or Event of Default.

     15.11. DUTIES IN THE CASE OF ENFORCEMENT. In case one of more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Administrative Agent shall, if (a) so requested by the Required Lenders and (b) the Lenders have provided to the Administrative Agent such additional indemnities and assurances against expenses and liabilities as the Administrative Agent may reasonably request, proceed to enforce the provisions of the Security Documents authorizing the sale or other disposition of all or any part of the Collateral and exercise all or any such other legal and equitable and other rights or remedies as it may have in respect of such Collateral. The Required Lenders may direct the Administrative Agent in writing as to the method and the extent of any such sale or other disposition, the Lenders hereby agreeing to indemnify and hold the Administrative Agent, harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, PROVIDED that the Administrative Agent need not comply with any such direction to the extent that the Administrative Agent reasonably believes the Administrative Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

16. ASSIGNMENT AND PARTICIPATION.

     16.1. CONDITIONS TO ASSIGNMENT BY LENDERS. Except as provided herein, each Lender may assign to one or more commercial banks, other financial institutions or other Persons, all or a portion of its interests, rights and obligations under this Credit Agreement (including all or a portion of (i) its Revolving Credit Commitment Percentage, Revolving Credit Commitment and the same portion of the Revolving Credit Loans at the time owing to it, the Revolving Credit

Notes held by it and its participating interest in the risk relating to any Letters of Credit (ii) its Term A Commitment Percentage and the same portion of Term Loan A at the time owing to it and the Term A Note held by it or (iii) its Term B Commitment Percentage and the same portion of Term Loan B at the time owing to it and the Term B Note held by it); provided that (a) each of the Administrative Agent and, unless an Event of Default shall have occurred and be continuing, the Borrowers shall have given its prior written consent to such assignment, which consent will not be unreasonably withheld; except that the consent of the Borrowers or the Administrative Agent shall not be required in connection with any assignment by a Lender to (i) an existing Lender or (ii) a Lender Affiliate of such Lender, (b) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Lender's rights and obligations in respect of each of the following considered separately: (i) its Revolving Credit Commitment Percentage and Revolving Credit Commitment, the Revolving Credit Loans at the time owing to it, and its participating interest in the risk relating to any Letters of Credit, (ii) its Term A Commitment and the portion of Term Loan A at the time owing to it, or, as the case may be, and
(iii) its Term B Commitment and the portion of Term Loan B at the time owing to it, (c) each assignment (or, in the case of assignments by a Lender to its Lender Affiliates, the aggregate holdings of such Lender and its Lender Affiliates after giving effect to such assignments), shall be in an amount that is a whole multiple of $2,500,000 and (d) the parties to such assignment shall execute and deliver to the Administrative Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form of EXHIBIT F hereto (an "ASSIGNMENT AND ACCEPTANCE"), together with any Notes subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (y) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder, and (z) the assigning Lender shall, to the extent provided in such assignment and upon payment to the Administrative Agent of the registration fee referred to in ss.16.3, be released from its obligations under this Credit Agreement.

     16.2. CERTAIN REPRESENTATIONS AND WARRANTIES; LIMITATIONS; COVENANTS. By executing and delivering an Assignment and Acceptance, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows:

          (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Lender makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or the attachment, perfection or priority of any security interest or mortgage,

          (b) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers and their Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrowers and their Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Credit Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto;

          (c) such assignee confirms that it has received a copy of this Credit Agreement, together with copies of the most recent financial statements referred to in ss.8.4 and ss.9.4 and such other documents And information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

          (d) such assignee will, independently and without reliance upon the assigning Lender, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement;

          (e) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto;

          (f) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Credit Agreement are required to be performed by it as a Lender;

          (g)  such  assignee   represents  and  warrants  that  it  is  legally
     authorized to enter into such Assignment and Acceptance; and

          (h) if such assignee is acquiring a Revolving Credit Commitment, such assignee acknowledges that it has made arrangements with the assigning Lender satisfactory to such assignee with respect to its PRO RATA share of Letter of Credit Fees in respect of outstanding Letters of Credit.

     16.3. REGISTER. The Administrative Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register or similar list (the "REGISTER") for the recordation of the names and addresses of the Lenders and the Revolving Credit Commitment Percentage, Term A Commitment Percentage and Term B Commitment Percentage of, and principal amount of the Loans owing to and

Letter of Credit Participations purchased by, the Lenders from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Borrowers and the Lenders at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Lender agrees to pay to the Administrative Agent a registration fee in the sum of $3,500.

     16.4. NEW NOTES. Upon its receipt of an Assignment and Acceptance executed by the parties to such assignment, together with each Note subject to such assignment, the Administrative Agent shall (a) record the information contained therein in the Register, and (b) give prompt notice thereof to the Borrowers and the Lenders (other than the assigning Lender). Within five (5) Business Days after receipt of such notice, the Borrowers, at their own expense, shall execute and deliver to the Administrative Agent, in exchange for each surrendered Note, a new Note to the order of such Assignee in an amount equal to the amount assumed by such Assignee pursuant to such Assignment and Acceptance and, if the assigning Lender has retained some portion of its obligations hereunder, a new Note to the order of the assigning Lender in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the assigned Notes. Within five (5) days of issuance of any new Notes pursuant to this ss.16.4, the Borrowers shalL deliver upon the request of the assignee Lender an opinion of counsel, addressed to the Lenders and the Administrative Agent, relating to the due authorization, execution and delivery of such new Notes and the legality, validity and binding effect thereof, in form and substance satisfactory to the Lenders. The surrendered Notes shall be cancelled and returned to the Borrowers.

     16.5. PARTICIPATIONS. Each Lender may sell participations to one or more Lenders or other entities in all or a portion of such Lender's rights and obligations under this Credit Agreement and the other Loan Documents; PROVIDED that (a) each such participation shall be in an amount of not less than $2,500,000, (b) any such sale or participation shall not affect the rights and duties of the selling Lender hereunder to the Borrowers and (c) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the Revolving Credit Commitment of such Lender as it relates to such participant, reduce the amount of any Commitment Fee or Letter of Credit Fees to which such participant is entitled or extend any regularly scheduled payment date for principal or interest.

     16.6. ASSIGNEE OR PARTICIPANT AFFILIATED WITH THE BORROWERS. If any assignee Lender is an Affiliate of any Borrower, then any such assignee Lender shall have no right to vote as a Lender hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or other modifications to any of the Loan Documents or for purposes of making requests to the Administrative Agent pursuant to ss.14.1 or ss.14.2, and The determination of the Required Lenders shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to such assignee Lender's interest in any of the Loans or Reimbursement Obligations. If any Lender sells a participating interest in any of the Loans or Reimbursement Obligations to a participant, and such participant is a Borrower or an Affiliate of a Borrower, then such transferor Lender shall promptly notify the Administrative Agent of the sale of such participation. A transferor Lender shall have no right to vote as a Lender hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Loan Documents or for purposes of making requests to the Administrative Agent pursuant to ss.14.1 or ss.14.2 to the extent that such participation is beneficially owned by a Borrower or any Affiliate of a BorrowEr, and the determination of the Required Lenders shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to the interest of such transferor Lender in the Loans or Reimbursement Obligations to the extent of such participation. The provisions of this ss.16.6 shall not apply to an assignee Lender or participant which is also A Lender on the Closing Date or to an assignee Lender or participant which has disclosed to the other Lenders that it is an Affiliate of any Borrower and which, following such disclosure, has been excepted from the provisions of this ss.16.6 in A writing signed by the Required Lenders determined without regard to the interest of such assignee Lender or transferor Lender, to the extent of such participation, in Loans or Reimbursement Obligations.

     16.7. MISCELLANEOUS ASSIGNMENT PROVISIONS. Any assigning Lender shall retain its rights to be indemnified pursuant to ss.17.3 with respect to any claims or actions arising prior to the date of such assignment. Anything contained in thiS ss.16 to the contrary notwithstanding, any Lender may at any time pledge or assign a security interest in all or any portioN of its interest and rights under this Credit Agreement (including all or any portion of its Notes) to secure obligations of such Lender, including any pledge or assignment to secure obligations to (a) any of the twelve Federal Reserve Banks organized under ss.4 of the Federal Reserve Act, 12 U.S.C. ss.341 and (b) with respect to any Lender that is a fund tHat invests in bank loans, to any lender or any trustee for, or any other representative of, holders of obligations owed or securities issued by such fund as security for such obligations or securities or any institutional custodian for such fund or for such lender. Any foreclosure or similar action by any Person in respect of such pledge or assignment shall be subject to the other provisions of this ss.16. No such pledge or the enforcement thereof shall release the pledgor LendeR from its obligations hereunder or under any of the other Loan Documents, provide any voting rights hereunder to the pledgee thereof, or affect any rights or obligations of the Borrower or Administrative Agent hereunder.

     16.8. ASSIGNMENT BY BORROWER. None of the Borrowers shall assign or transfer any of its rights or obligations under any of the Loan Documents without the prior written consent of each of the Lenders.

     16.9. SYNDICATION. Each of the Borrowers hereby agrees to assist and cooperate with the Arranger in its efforts to complete the syndication of the commitments and Loans hereunder, including, but not limited to, promptly preparing and providing materials and information reasonably deemed necessary by the Arranger to successfully complete and otherwise facilitate such syndication, including, without limitation, all projections prepared by or on behalf of the Borrowers relating to the transactions contemplated hereby. Each of the Borrowers and its directors, officers, employees and agents shall, at the reasonable request of the Arranger, meet with potential lenders and provide such additional information as such Persons may reasonably request.

17. PROVISIONS OF GENERAL APPLICATIONS.

     17.1. SETOFF. Each of the Borrowers hereby grants to the Administrative Agent and each of the Lenders a continuing lien, security interest and right of setoff as security for all liabilities and obligations to the Administrative Agent and each Lender, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Administrative Agent or such Lender or any Lender Affiliate and their successors and assigns or in transit to any of them. Regardless of the adequacy of any collateral, if any of the Obligations are due and payable and have not been paid or any Event of Default shall have occurred, any deposits or other sums credited by or due from any of the Lenders to any Borrower and any securities or other property of any Borrower in the possession of such Lender may be applied to or set off by such Lender against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of any Borrower to such Lender. ANY AND ALL RIGHTS TO REQUIRE ANY LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER
COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWERS ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED. Each of the Lenders agree with each other Lender that (a) if an amount to be set off is to be applied to Indebtedness of any Borrower to such Lender, other than Indebtedness evidenced by the Notes held by such Lender or constituting Reimbursement Obligations owed to such Lender, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by all such Notes held by such Lender or constituting Reimbursement Obligations owed to such Lender, and

(b) if such Lender shall receive from any Borrower, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Notes held by, or constituting
Reimbursement Obligations owed to, such Lender by proceedings against any Borrower at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Note or Notes held by, or Reimbursement Obligations owed to, such Lender any amount in excess of its ratable portion of the payments received by all of the Lenders with respect to the Notes held by, and Reimbursement Obligations owed to, all of the Lenders, such Lender will make such disposition and arrangements with the other Lenders with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Lender receiving in respect of the Notes held by it or Reimbursement Obligations owed it, its proportionate payment as contemplated by this Credit Agreement; provided that if all or any part of such excess payment is thereafter recovered from such Lender, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

     17.2. EXPENSES. The Borrowers jointly and severally agree to pay (a) the reasonable costs of producing and reproducing this Credit Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (b) any taxes (including any interest and penalties in respect thereto) payable by the Administrative Agent or any of the Lenders (other than taxes based upon the Administrative Agent's or any Lender's net income) on or with respect to the transactions contemplated by this Credit Agreement (the Borrowers hereby agreeing to indemnify the Administrative Agent and each Lender with respect thereto), (c) the reasonable fees, expenses and disbursements of the
Administrative Agent's Special Counsel or any local counsel to the Administrative Agent incurred in connection with the preparation, syndication, administration or interpretation of the Loan Documents and other instruments mentioned herein, each closing hereunder, any amendments, modifications, approvals, consents or waivers hereto or hereunder, or the cancellation of any Loan Document upon payment in full in cash of all of the Obligations or pursuant to any terms of such Loan Document for providing for such cancellation, (d) the reasonable fees, expenses and disbursements of the Administrative Agent or any of its affiliates incurred by the Administrative Agent or such affiliate in connection with the preparation, syndication, administration or interpretation of the Loan Documents and other instruments mentioned herein, including all title insurance premiums and surveyor, engineering, appraisal and examination charges, (e) any fees, costs, expenses and bank charges, including bank charges for returned checks, incurred by the Administrative Agent in establishing, maintaining or handling agency accounts, lock box accounts and other accounts for the collection of any of the Collateral, (f) all reasonable out-of-pocket expenses (including without limitation reasonable attorneys' fees and costs, which attorneys may be employees of any Lender or the Administrative Agent, and reasonable consulting, accounting, appraisal, investment bankruptcy and similar professional fees and charges) incurred by any Lender or the Administrative

Agent in connection with (i) the enforcement of or preservation of rights under any of the Loan Documents against any of the Borrowers or any of their Subsidiaries or the administration thereof after the occurrence of an Event of Default and (ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to any Lender's or the Administrative Agent's relationship with any of the Borrowers or any of their Subsidiaries and (g) all reasonable fees, expenses and disbursements of any Lender or the Administrative Agent incurred in connection with UCC searches, UCC filings, intellectual property searches, intellectual property filings or mortgage recordings. The covenants contained in this ss.17.2 shall survive payment or satisfaction in full of all other obligations.

     17.3. INDEMNIFICATION. The Borrowers jointly and severally agree to indemnify and hold harmless the Administrative Agent, its affiliates and the Lenders from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of this Credit Agreement or any of the other Loan Documents or the transactions contemplated hereby including, without limitation, (a) any actual or proposed use by any of the Borrowers or any of their Subsidiaries of the proceeds of any of the Loans or Letters of Credit, (b) the reversal or withdrawal of any provisional credits granted by the Administrative Agent upon the transfer of funds from lock box, bank agency, concentration accounts or otherwise under any cash management arrangements with the Borrower or any Subsidiary or in connection with the provisional honoring of funds transfers, checks or other items, (c) any actual or alleged infringement of any patent, copyright, trademark, service mark or similar right of any Borrower or any of their Subsidiaries comprised in the Collateral, (d) any of the Borrowers or any of their Subsidiaries entering into or performing this Credit Agreement or any of the other Loan Documents or (e) with respect to the Borrowers and their Subsidiaries and their respective properties and assets, the violation of any Environmental Law, the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threatened release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to, claims with respect to wrongful death, personal injury or damage to property), in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding. In litigation, or the preparation therefor, the Lenders and the Administrative Agent and its affiliates shall be entitled to select their own counsel and, in addition to the foregoing indemnity, each Borrower, jointly and severally, agrees to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of the Borrowers under this ss.17.3 are unenforceable for any reason, each Borrower hereby agrees to make the maximum contribution to thE payment in satisfaction of such obligations which is permissible under applicable law. The covenants contained in this ss.17.3 shall survive payment or satisfaction in full of all other Obligations.

     17.4. TREATMENT OF CERTAIN CONFIDENTIAL INFORMATION.

          17.4.1 . CONFIDENTIALITY. Each of the Lenders and the Administrative Agent agrees with the Borrowers, on behalf of itself and each of its affiliates, directors, officers, employees and representatives, to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of the same nature and in accordance with safe and sound banking practices, any non-public information supplied to it by any of the Borrowers or any of their Subsidiaries pursuant to this Credit Agreement that is identified by such Person as being confidential at the time the same is delivered to the Lenders or the Administrative Agent, PROVIDED that nothing herein shall limit the disclosure of any such information (a) after such information shall have become public other than through a violation of this ss.17.4, or becomes available to any of the Lenders or the Administrative Agent on a nonconfidential basis from a source other than the Borrowers, (b) to the extent required by statute, rule, regulation or judicial process, (c) to counsel for any of the Lenders or the Administrative Agent, (d) to bank examiners or any other regulatory authority having jurisdiction over any Lender or the Administrative Agent, or to auditors or accountants, (e) to the Administrative Agent, any Lender or any Financial Affiliate, (f) in connection with any litigation to which any one or more of the Lenders, the Administrative Agent or any Financial Affiliate is a party, or in connection with the enforcement of rights or remedies hereunder or under any other Loan Document, (g) to a Lender Affiliate or a Subsidiary or affiliate of the Administrative Agent, (h) to any actual or prospective assignee or participant or any actual or prospective counterparty (or its advisors) to any swap or derivative transactions referenced to credit or other risks or events arising under this Credit Agreement or any other Loan Document so long as such assignee, participant or counterparty, as the case may be, agrees to be bound by the provisions of ss.17.4 or (i) with the consent of the Borrowers. Moreover, each of the Administrative Agent, the Lenders and any Financial Affiliate is hereby expressly permitted by the Borrower to refer to any of the Borrowers and their Subsidiaries in connection with any advertising, promotion or marketing undertaken by the Administrative Agent, such Lender or such Financial Affiliate relating to the transactions contemplated in this Credit Agreement and, for such purpose, the Administrative Agent, such Lender or such Financial Affiliate may utilize any trade name, trademark, logo or other distinctive symbol associated with any of the Borrowers or any of their Subsidiaries or any of their businesses.

          17.4.2 . PRIOR NOTIFICATION. Unless specifically prohibited by applicable law or court order, each of the Lenders and the Administrative Agent shall, upon receipt of a request for disclosure and prior to such disclosure, notify the Borrowers of any request for disclosure of any such non-public information by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Lender by such governmental agency) or pursuant to legal process.

          17.4.3 . OTHER. In no event shall any Lender or the Administrative Agent be obligated or required to return any materials furnished to it or
     any  Financial   Affiliate  by  any  of  the  Borrowers  or  any  of  their
     Subsidiaries. The obligations of each Lender under this ss.17.4 shall supersede and replace the obligations of such Lender under anY confidentiality letter in respect of this financing signed and delivered by such Lender to the Borrowers prior to the date hereof and shall be binding upon any assignee of, or purchaser of any participation in, any interest in any of the Loans or Reimbursement Obligations from any Lender.

     17.5. SURVIVAL OF COVENANTS, ETC. All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of any of the Borrowers or any of their Subsidiaries pursuant hereto shall be deemed to have been relied upon by the Lenders and the Administrative Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Lenders of any of the Loans and the issuance, extension or renewal of any Letters of Credit, as herein contemplated, and shall continue in full force and effect so long as any Letter of Credit or any amount due under this Credit Agreement or the Notes or any of the other Loan Documents remains outstanding or any Lender has any obligation to make any Loans or the Administrative Agent has any obligation to issue, extend or renew any Letter of Credit, and for such further time as may be otherwise expressly specified in this Credit Agreement. All statements contained in any certificate or other paper delivered to any Lender or the Administrative Agent at any time by or on behalf of any of the Borrowers or any of their Subsidiaries pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by such Borrower or such Subsidiary hereunder.

     17.6. NOTICES. Except as otherwise expressly provided in this Credit Agreement, all notices and other communications made or required to be given pursuant to this Credit Agreement or the Notes or any Letter of Credit Applications shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, facsimile or telex and confirmed by delivery via courier or postal service, addressed as follows:

          (a) if to the Borrowers, at 3001 E. President George Bush Highway, Suite 200, Richardson, Texas 75082, Attention: Chief Financial Officer, or at such other address for notice as the Borrower shall last have furnished in writing to the Person giving the notice, with a copy to Michael W. Tankersley, Esq. at Bracewell & Patterson LLP, Lincoln Plaza, 500 North Akard Street, Suite 4000, Dallas, Texas 75201-3387;

          (b) if to the Administrative Agent, at 100 Federal Street, Boston, Massachusetts 02110, USA, Attention: J. Nicholas Cole, Director, or such other address for notice as the Administrative Agent shall last have furnished in writing to the Person giving the notice with a copy to Sula R. Fiszman, Esq. at Bingham Dana LLP, 150 Federal Street, Boston, MA 02110; and

          (c) if to any Lender, at such Lender's address set forth on SCHEDULE 1 hereto, or such other address for notice as such Lender shall have last furnished in writing to the Person giving the notice.

Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile and (ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof.

     17.7. GOVERNING LAW. THIS CREDIT AGREEMENT AND, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, EACH OF THE OTHER LOAN DOCUMENTS ARE CONTRACTS UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). EACH OF THE BORROWERS AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWERS BY MAIL AT THE ADDRESS SPECIFIED IN ss.17.6. EACH OF THE BORROWERS HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

     17.8. HEADINGS. The captions in this Credit Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

     17.9. COUNTERPARTS. This Credit Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Credit Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. Delivery by facsimile by any of the parties hereto of an executed counterpart hereof or of any amendment or waiver hereto shall be as effective as an original executed counterpart hereof or of such amendment or waiver and shall be considered a representation that an original executed counterpart hereof or such amendment or waiver, as the case may be, will be delivered.

     17.10. ENTIRE AGREEMENT, ETC. The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Credit Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in ss.17.12.

     17.11. WAIVER OF JURY TRIAL. EACH OF THE BORROWERS HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS CREDIT AGREEMENT, THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY LENDER RELATING TO THE ADMINISTRATION OF THE LOANS OR ENFORCEMENT OF THE LOAN DOCUMENTS AND AGREES THAT IT WILL NOT SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. Except as prohibited by law, each Borrower hereby waives any right it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each Borrower (a) certifies that no representative, agent or attorney of any Lender or the Administrative Agent has represented, expressly or otherwise, that such Lender or the Administrative Agent would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that the Administrative Agent and the Lenders have been induced to enter into this Credit Agreement, the other Loan Documents to which it is a party by, among other things, the waivers and certifications contained herein.

     17.12. CONSENTS, AMENDMENTS, WAIVERS, ETC. Any consent or approval required or permitted by this Credit Agreement to be given by the Lenders may be given, and any term of this Credit Agreement, the other Loan Documents or any other instrument related hereto or mentioned herein may be amended, and the performance or observance by any of the Borrowers or any of their Subsidiaries of any terms of this Credit Agreement, the other Loan Documents or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Borrower and the written consent of the Required Lenders. Notwithstanding the foregoing, no amendment, modification or waiver shall:

          (a) without the written consent of the Borrowers and each Lender directly affected thereby:

               (i) reduce or forgive the principal amount of any Loans or Reimbursement Obligations, or reduce the rate of interest on the Notes (other than interest accruing pursuant to ss.6.10.2 following thE effective date of any waiver by the Required Lenders of the Default or Event of Default relating thereto) or the amount of the Commitment Fee or Letter of Credit Fees or increase the rate of interest on any Note if the rate of interest is not increased proportionally on all the Notes or amend the definition of Leverage Ratio or any of the components thereof or the method of calculation thereof for purposes of calculating the Applicable Margin;

               (ii)  increase  the  amount  of  any  Lender's  Revolving  Credit
          Commitment, Term A Commitment, or Term B Commitment or extend the expiration date of such Lender's Revolving Credit Commitment;

               (iii) postpone or extend the Revolving Credit Maturity Date, the Term A Maturity Date or the Term B Maturity Date or any other regularly scheduled dates for payments of principal of, or interest on, the Loans or Reimbursement Obligations or any Fees or other amounts payable to such Lender (it being understood that (A) a waiver of the application of the default rate of interest pursuant to ss.6.10.2, anD (B) any vote to rescind any acceleration made pursuant to ss.14.1 of amounts owing with respect to thE Loans and other Obligations and (C) any modifications of the provisions relating to amounts, timing or application of prepayments of Loans and other Obligations, including under ss.ss.4.4.2.1, 4.4.2.2 And 4.4.2.3 shall require only the approval of the Required Lenders); and

               (iv) other than pursuant to a transaction permitted by the terms of this Credit Agreement, release a material portion of the Collateral (excluding, if any Borrower or any Subsidiary of a Borrower becomes a debtor under the federal Bankruptcy Code, the release of "cash collateral", as defined in Section 363(a) of the federal Bankruptcy Code pursuant to a cash collateral stipulation with the debtor approved by the Required Lenders);

          (b) without the written consent of all of the Lenders, amend or waive this ss.17.12 or the definition of Required Lenders; or

          (c) without the written consent of the Administrative Agent, amend or waive ss.15, the amount or time oF payment of the Administrative Agent's
     Fee or any Letter of Credit Fees payable for the Administrative Agent's account or any other provision applicable to the Administrative Agent.

No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Administrative Agent or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrowers shall entitle the Borrowers to other or further notice or demand in similar or other circumstances.

     17.13. SEVERABILITY. The provisions of this Credit Agreement are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Credit Agreement in any jurisdiction.

     17.14. USURY. All agreements between the Borrowers, the Administrative Agent and the Lenders are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of the maturity of any Note or otherwise, shall the amount paid or agreed to be paid to the Lenders and the Administrative Agent for the use or the forbearance of the Indebtedness represented by the Notes exceed the maximum permissible under applicable law. In this regard, it is expressly agreed that it is the intent of the Borrowers, the Administrative Agent and the Lenders, in the execution, delivery and acceptance of the Notes, to contract in strict compliance with the laws of the Commonwealth of Massachusetts. If, under any circumstances whatsoever, performance or fulfillment of any provision of the Notes or any of the other Loan Documents at the time such provision is to be performed or fulfilled shall involve exceeding the limit of validity prescribed by applicable law, then the obligation so to be performed or fulfilled shall be reduced automatically to the limits of such validity, and if under any circumstances whatsoever the Lenders and the Administrative Agent should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced by the Notes and not to the payment of interest. The provisions of this ss.17.14 shall control every other provision of this Credit Agreement and the Notes.

     IN WITNESS WHEREOF, the undersigned have duly executed this Credit Agreement as a sealed instrument as of the date first set forth above.

                             FURR'S RESTAURANT GROUP, INC.



                             By: _______________________________________________
                             Name: Paul Hargett
                             Title: Executive Vice President

                             CAFETERIA OPERATORS, L.P.

                             By:      Furr's Restaurant Group, Inc.,
                                      its General Partner



                             By: _______________________________________________
                             Name: Paul Hargett
                             Title: Executive Vice President

                             CAVALCADE HOLDINGS, INC.



                             By: _______________________________________________
                             Name: Paul Hargett
                             Title: Vice President

                             CAVALCADE FOODS, INC.



                             By: _______________________________________________
                             Name: Paul Hargett
                             Title: Vice President

                             FURR'S/BISHOP'S CAFETERIAS, L.P

                             By:      Furr's Restaurant Group, Inc.,
                                      its General Partner



                             By: _______________________________________________
                             Name: Paul Hargett
                             Title: Executive Vice President

                             CAVALCADE DEVELOPMENT, L.P.

                             By:      Furr's Restaurant Group, Inc.,
                                      its General Partner



                             By: _______________________________________________
                             Name: Paul Hargett
                             Title: Executive Vice President

                             FLEET NATIONAL BANK, individually and as
                               Administrative Agent



                             By: _______________________________________________
                             Name: J. Nicholas Cole
                             Title: Director

                             HELLER FINANCIAL LEASING, INC.



                             By: _______________________________________________
                             Name:
                             Title:

                             WASHINGTON MUTUAL BANK



                             By: _______________________________________________
                             Name:
                             Title:

                             ORIX FINANCIAL SERVICES, INC.



                             By: _______________________________________________
                             Name:
                             Title:

                             THE PROVIDENT BANK



                             By: _______________________________________________
                             Name:
                             Title:

                             TEXTRON FINANCIAL CORPORATION



                             By: _______________________________________________
                             Name:
                             Title: